UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08326

MFS VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
December 31, 2021
MFS®  Global Equity Series
MFS® Variable Insurance Trust
VGE-ANN

MFS® Global Equity Series
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Equity Series
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Global Equity Series
Portfolio Composition
Portfolio structure
Top ten holdings
Thermo Fisher Scientific, Inc.	3.4%
Schneider Electric SE	3.3%
Accenture PLC, “A”	3.0%
Visa, Inc., “A”	2.8%
Comcast Corp., “A”	2.8%
Roche Holding AG	2.6%
Nestle S.A.	2.6%
LVMH Moet Hennessy Louis Vuitton SE	2.5%
Diageo PLC	2.5%
Medtronic PLC	2.4%
GICS equity sectors (g)
Health Care	19.6%
Industrials	19.6%
Information Technology	15.5%
Consumer Staples	13.9%
Financials	9.1%
Consumer Discretionary	8.5%
Communication Services	7.0%
Materials	6.2%
Equity Warrants (o)	0.0%
Issuer country weightings (x)
United States	55.1%
France	11.7%
Switzerland	8.7%
United Kingdom	6.9%
Germany	3.8%
Canada	3.7%
Netherlands	2.7%
Japan	2.2%
Sweden	1.6%
Other Countries	3.6%
Currency exposure weightings (y)
United States Dollar	57.7%
Euro	21.3%
Swiss Franc	8.7%
British Pound Sterling	6.9%
Japanese Yen	2.2%
Swedish Krona	1.6%
South Korean Won	0.9%
Danish Krone	0.5%
Mexican Peso	0.2%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Global Equity Series
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Global Equity Series (fund) provided a total return of 17.21%, while Service Class shares of the fund provided a total return of 16.88%. These compare with a return of 21.82% over the same period for the fund’s benchmark, the MSCI World Index (net div).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
A combination of security selection and an underweight allocation to the information technology sector detracted from the fund's performance relative to the MSCI World Index. Here, not owning shares of software giant Microsoft, computer graphics processor maker NVIDIA and computer and personal electronics maker Apple dampened relative performance. The fund's overweight holdings of global payments technology providers Fidelity National Information Services and Visa also held back relative returns. The stock price of Microsoft rose after the company posted earnings per share results that topped investor estimates, mainly driven by robust cloud and Azure revenue growth. Microsoft’s stock price was further supported by revenue guidance that was ahead of consensus, primarily due to accelerated digital transformation investments combined with the company's increasingly competitive offerings in cloud, communication and security.
Stocks in other sectors that held back relative results included the fund's overweight positions in medical device maker Medtronic, cable services provider Comcast, diversified entertainment company Walt Disney and diversified technology and manufacturing company Honeywell International. Not owning shares of strong-performing technology company Alphabet also hurt relative performance. The stock price of Alphabet climbed as the company posted strong advertising sales growth across Google Services, particularly in Google Search and YouTube, and continued revenue growth in Google Cloud.
Contributors to Performance
Security selection within the consumer discretionary sector contributed to the fund's relative performance. Here, not owning shares of internet retailer Amazon.com aided relative returns. Although Amazon.com reported accelerated growth in Amazon Web Services and advertising revenues, the company’s retail sales growth slowed more than anticipated against difficult comparisons to heightened levels during the pandemic. Further, the company noted that it experienced significant labor and material cost pressure, driven by inflation and global supply chain disruption, which weighed on its near-term profitability. The fund's overweight position in luxury goods company Compagnie Financière Richemont (Switzerland) also boosted relative results as the company reported strong revenue growth across all regions and distribution channels that exceeded pre-pandemic levels.
Elsewhere, the fund’s overweight positions in IT servicing firm Accenture, life sciences supply company Thermo Fisher Scientific, railroad company Kansas City Southern (acquired by Canadian Pacific Railway), electrical distribution equipment manufacturer Schneider Electric (France), financial services provider Charles Schwab, premium drinks distributor Diageo (United Kingdom), pharmaceutical company Merck KGaA (Germany) and financial services firm Goldman Sachs Group benefited relative returns.
3

MFS Global Equity Series
Management Review - continued
Respectfully,
Portfolio Manager(s)
Ryan McAllister and Roger Morley
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Global Equity Series
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/03/99	17.21%	14.19%	12.90%
Service Class	5/01/00	16.88%	13.90%	12.61%
Comparative benchmark(s)
MSCI World Index (net div) (f)	21.82%	15.03%	12.70%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI World Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
5

MFS Global Equity Series
Performance Summary – continued
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Global Equity Series
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.92%	$1,000.00	$1,048.36	$4.75
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69
Service Class	Actual	1.17%	$1,000.00	$1,046.80	$6.04
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Global Equity Series
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.4%
Aerospace & Defense – 3.0%
Honeywell International, Inc.	6,379	$ 1,330,085
MTU Aero Engines Holding AG	1,232	250,486
Rolls-Royce Holdings PLC (a)	233,325	388,076
		$1,968,647
Airlines – 0.8%
Aena S.A. (a)	3,296	$ 520,846
Alcoholic Beverages – 6.0%
Carlsberg A.S., “B”	1,967	$ 337,883
Diageo PLC	29,931	1,635,109
Heineken N.V.	8,765	986,519
Pernod Ricard S.A.	4,217	1,015,422
		$3,974,933
Apparel Manufacturers – 4.5%
Burberry Group PLC	15,487	$ 380,992
Compagnie Financiere Richemont S.A.	6,493	969,555
LVMH Moet Hennessy Louis Vuitton SE	1,995	1,651,240
		$3,001,787
Automotive – 0.5%
Aptiv PLC (a)	2,204	$ 363,550
Broadcasting – 2.7%
Omnicom Group, Inc.	2,002	$ 146,686
Walt Disney Co. (a)	7,100	1,099,719
WPP Group PLC	35,458	537,295
		$1,783,700
Brokerage & Asset Managers – 2.0%
Charles Schwab Corp.	12,657	$ 1,064,454
Deutsche Boerse AG	1,737	290,901
		$1,355,355
Business Services – 10.6%
Accenture PLC, “A”	4,823	$ 1,999,375
Adecco S.A.	3,880	198,428
Brenntag AG	3,615	327,525
Cognizant Technology Solutions Corp., “A”	8,883	788,100
Compass Group PLC (a)	20,015	447,277
Equifax, Inc.	3,326	973,820
Fidelity National Information Services, Inc.	7,939	866,542
Fiserv, Inc. (a)	8,802	913,560
PayPal Holdings, Inc. (a)	2,885	544,053
		$7,058,680
Cable TV – 2.8%
Comcast Corp., “A”	36,701	$ 1,847,161
8

MFS Global Equity Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Chemicals – 2.4%
3M Co.	4,684	$ 832,019
PPG Industries, Inc.	4,335	747,527
		$1,579,546
Computer Software – 2.5%
Check Point Software Technologies Ltd. (a)	5,203	$ 606,462
Oracle Corp.	12,245	1,067,886
		$1,674,348
Computer Software - Systems – 1.3%
Cisco Systems, Inc.	4,769	$ 302,211
Samsung Electronics Co. Ltd.	8,704	573,311
		$875,522
Construction – 0.5%
Otis Worldwide Corp.	4,122	$ 358,903
Consumer Products – 4.4%
Colgate-Palmolive Co.	6,891	$ 588,078
Essity AB	32,383	1,056,667
International Flavors & Fragrances, Inc.	2,486	374,516
Reckitt Benckiser Group PLC	10,720	920,228
		$2,939,489
Electrical Equipment – 5.2%
Amphenol Corp., “A”	5,182	$ 453,218
Legrand S.A.	6,955	814,789
Schneider Electric SE	11,085	2,176,492
		$3,444,499
Electronics – 1.2%
Hoya Corp.	2,900	$ 431,357
Microchip Technology, Inc.	4,239	369,047
		$800,404
Food & Beverages – 4.1%
Danone S.A.	15,903	$ 988,383
Nestle S.A.	12,316	1,722,510
		$2,710,893
Gaming & Lodging – 1.0%
Marriott International, Inc., “A” (a)	2,485	$ 410,621
Whitbread PLC (a)	6,744	273,394
		$684,015
Insurance – 2.4%
Aon PLC	2,881	$ 865,913
Willis Towers Watson PLC	3,167	752,131
		$1,618,044
Internet – 0.9%
eBay, Inc.	9,348	$ 621,642
9

MFS Global Equity Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – 1.4%
Carrier Global Corp.	3,407	$ 184,796
Kubota Corp.	34,700	770,290
		$955,086
Major Banks – 2.9%
Erste Group Bank AG	4,886	$ 229,684
Goldman Sachs Group, Inc.	2,767	1,058,516
UBS Group AG	34,900	626,389
		$1,914,589
Medical Equipment – 14.2%
Abbott Laboratories	7,794	$ 1,096,928
Boston Scientific Corp. (a)	21,002	892,165
Cooper Cos., Inc.	1,544	646,843
EssilorLuxottica	1,369	291,833
Medtronic PLC	15,231	1,575,647
Olympus Corp.	11,600	267,184
Sonova Holding AG	572	223,406
Stryker Corp.	4,251	1,136,802
Thermo Fisher Scientific, Inc.	3,427	2,286,632
Waters Corp. (a)	1,624	605,102
Zimmer Biomet Holdings, Inc.	3,724	473,097
		$9,495,639
Other Banks & Diversified Financials – 4.6%
American Express Co.	4,881	$ 798,532
Grupo Financiero Banorte S.A. de C.V.	21,044	136,713
Julius Baer Group Ltd.	4,206	281,068
Visa, Inc., “A”	8,656	1,875,842
		$3,092,155
Pharmaceuticals – 5.2%
Bayer AG	11,307	$ 605,032
Merck KGaA	4,176	1,079,243
Roche Holding AG	4,251	1,762,190
		$3,446,465
Printing & Publishing – 0.2%
Wolters Kluwer N.V.	951	$ 112,169
Railroad & Shipping – 4.6%
Canadian National Railway Co.	9,446	$ 1,160,536
Canadian Pacific Railway Ltd.	18,279	1,314,991
Union Pacific Corp.	2,429	611,938
		$3,087,465
Specialty Chemicals – 4.5%
Akzo Nobel N.V.	6,445	$ 708,081
L'Air Liquide S.A.	3,359	586,329
Linde PLC	1,023	354,398
Linde PLC	3,861	1,345,099
		$2,993,907
Specialty Stores – 0.4%
Hermes International	145	$ 253,567
10

MFS Global Equity Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Telecommunications - Wireless – 1.5%
Liberty Broadband Corp. (a)	6,244	$ 1,005,909
Trucking – 1.1%
United Parcel Service, Inc., “B”	3,401	$ 728,970
Total Common Stocks (Identified Cost, $29,322,724)		$66,267,885
	Strike Price	First Exercise
Warrants – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a) (Identified Cost, $0)	CHF 67.00	11/20/23	14,904	$ 16,356

Investment Companies (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $483,861)	483,861	$ 483,861
Other Assets, Less Liabilities – (0.1)%		(58,605)
Net Assets – 100.0%		$66,709,497
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $483,861 and $66,284,241, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CHF	Swiss Franc
See Notes to Financial Statements
11

MFS Global Equity Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $29,322,724)	$66,284,241
Investments in affiliated issuers, at value (identified cost, $483,861)	483,861
Receivables for
Fund shares sold	91,212
Dividends	128,112
Receivable from investment adviser	11,538
Other assets	475
Total assets	$66,999,439
Liabilities
Payables for
Investments purchased	$117,781
Fund shares reacquired	113,466
Payable to affiliates
Administrative services fee	108
Shareholder servicing costs	122
Distribution and/or service fees	202
Accrued expenses and other liabilities	58,263
Total liabilities	$289,942
Net assets	$66,709,497
Net assets consist of
Paid-in capital	$24,598,047
Total distributable earnings (loss)	42,111,450
Net assets	$66,709,497
Shares of beneficial interest outstanding	2,485,126
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$51,965,829	1,931,708	$26.90
Service Class	14,743,668	553,418	26.64
See Notes to Financial Statements
12

MFS Global Equity Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$937,971
Income on securities loaned	686
Dividends from affiliated issuers	263
Other	17
Foreign taxes withheld	(64,448)
Total investment income	$874,489
Expenses
Management fee	$575,119
Distribution and/or service fees	36,609
Shareholder servicing costs	11,352
Administrative services fee	19,308
Independent Trustees' compensation	3,186
Custodian fee	14,597
Shareholder communications	14,439
Audit and tax fees	59,834
Legal fees	486
Miscellaneous	24,639
Total expenses	$759,569
Reduction of expenses by investment adviser	(134,467)
Net expenses	$625,102
Net investment income (loss)	$249,387
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$5,424,657
Foreign currency	(85)
Net realized gain (loss)	$5,424,572
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$4,298,627
Translation of assets and liabilities in foreign currencies	(7,438)
Net unrealized gain (loss)	$4,291,189
Net realized and unrealized gain (loss)	$9,715,761
Change in net assets from operations	$9,965,148
See Notes to Financial Statements
13

MFS Global Equity Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$249,387	$386,667
Net realized gain (loss)	5,424,572	3,963,044
Net unrealized gain (loss)	4,291,189	2,750,961
Change in net assets from operations	$9,965,148	$7,100,672
Total distributions to shareholders	$(4,406,036)	$(2,767,021)
Change in net assets from fund share transactions	$802,515	$(5,075,552)
Total change in net assets	$6,361,627	$(741,901)
Net assets
At beginning of period	60,347,870	61,089,771
At end of period	$66,709,497	$60,347,870
See Notes to Financial Statements
14

MFS Global Equity Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$24.57	$22.79	$18.82	$22.00	$18.59
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.16	$0.25	$0.23	$0.20
Net realized and unrealized gain (loss)	4.07	2.73	5.35	(2.23)	4.20
Total from investment operations	$4.19	$2.89	$5.60	$(2.00)	$4.40
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.26)	$(0.25)	$(0.21)	$(0.18)
From net realized gain	(1.69)	(0.85)	(1.38)	(0.97)	(0.81)
Total distributions declared to shareholders	$(1.86)	$(1.11)	$(1.63)	$(1.18)	$(0.99)
Net asset value, end of period (x)	$26.90	$24.57	$22.79	$18.82	$22.00
Total return (%) (k)(r)(s)(x)	17.21	13.29	30.57	(9.74)	24.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.13	1.16	1.16	1.13	1.16
Expenses after expense reductions	0.92	0.92	0.95	0.97	0.97
Net investment income (loss)	0.45	0.75	1.16	1.07	0.95
Portfolio turnover	12	12	11	15	11
Net assets at end of period (000 omitted)	$51,966	$46,879	$49,771	$45,219	$52,850
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$24.37	$22.62	$18.70	$21.86	$18.49
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.10	$0.18	$0.18	$0.14
Net realized and unrealized gain (loss)	4.03	2.71	5.32	(2.21)	4.18
Total from investment operations	$4.08	$2.81	$5.50	$(2.03)	$4.32
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.21)	$(0.20)	$(0.16)	$(0.14)
From net realized gain	(1.69)	(0.85)	(1.38)	(0.97)	(0.81)
Total distributions declared to shareholders	$(1.81)	$(1.06)	$(1.58)	$(1.13)	$(0.95)
Net asset value, end of period (x)	$26.64	$24.37	$22.62	$18.70	$21.86
Total return (%) (k)(r)(s)(x)	16.88	13.04	30.20	(9.92)	23.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.38	1.41	1.41	1.38	1.42
Expenses after expense reductions	1.17	1.17	1.20	1.22	1.22
Net investment income (loss)	0.19	0.48	0.85	0.86	0.68
Portfolio turnover	12	12	11	15	11
Net assets at end of period (000 omitted)	$14,744	$13,469	$11,319	$7,139	$10,162

See Notes to Financial Statements
15

MFS Global Equity Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Global Equity Series
Notes to Financial Statements
(1)  Business and Organization
MFS Global Equity Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an
17

MFS Global Equity Series
Notes to Financial Statements  - continued
investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$36,358,033	$—	$—	$36,358,033
France	7,778,055	—	—	7,778,055
Switzerland	1,937,294	3,862,608	—	5,799,902
United Kingdom	4,582,371	—	—	4,582,371
Germany	2,302,701	250,486	—	2,553,187
Canada	2,475,527	—	—	2,475,527
Netherlands	1,806,769	—	—	1,806,769
Japan	1,468,831	—	—	1,468,831
Sweden	—	1,056,667	—	1,056,667
Other Countries	1,837,332	567,567	—	2,404,899
Mutual Funds	483,861	—	—	483,861
Total	$61,030,774	$5,737,328	$—	$66,768,102
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, there were no securities on loan or collateral outstanding.
18

MFS Global Equity Series
Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$464,015	$699,005
Long-term capital gains	3,942,021	2,068,016
Total distributions	$4,406,036	$2,767,021
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$30,283,214
Gross appreciation	36,888,993
Gross depreciation	(404,105)
Net unrealized appreciation (depreciation)	$36,484,888
Undistributed ordinary income	381,130
Undistributed long-term capital gain	5,245,887
Other temporary differences	(455)
Total distributable earnings (loss)	$42,111,450
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
19

MFS Global Equity Series
Notes to Financial Statements  - continued
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$3,418,938	$2,194,634
Service Class	987,098	572,387
Total	$4,406,036	$2,767,021
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.75%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $8,117, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.92% of average daily net assets for the Initial Class shares and 1.17% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, this reduction amounted to $126,350, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $11,062, which equated to 0.0173% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $290.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0302% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
20

MFS Global Equity Series
Notes to Financial Statements  - continued
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $110,200 and $6,911, respectively. The sales transactions resulted in net realized gains (losses) of $1,910.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $7,686,631 and $10,666,613, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	292,702	$7,779,587	374,120	$7,560,367
Service Class	105,795	2,743,776	195,660	4,034,412
	398,497	$10,523,363	569,780	$11,594,779
Shares issued to shareholders in reinvestment of distributions
Initial Class	129,653	$3,418,938	100,487	$2,194,634
Service Class	37,762	987,098	26,402	572,387
	167,415	$4,406,036	126,889	$2,767,021
Shares reacquired
Initial Class	(398,296)	$(10,442,200)	(750,977)	$(15,997,296)
Service Class	(142,899)	(3,684,684)	(169,724)	(3,440,056)
	(541,195)	$(14,126,884)	(920,701)	$(19,437,352)
Net change
Initial Class	24,059	$756,325	(276,370)	$(6,242,295)
Service Class	658	46,190	52,338	1,166,743
	24,717	$802,515	(224,032)	$(5,075,552)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $219 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
21

MFS Global Equity Series
Notes to Financial Statements  - continued
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$651,977	$12,115,822	$12,283,938	$—	$—	$483,861
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$263	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
22

MFS Global Equity Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Global Equity Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Equity Series (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
23

MFS Global Equity Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

24

MFS Global Equity Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
25

MFS Global Equity Series
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Ryan McAllister Roger Morley
26

MFS Global Equity Series
Board Review of Investment Advisory Agreement
MFS Global Equity Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
27

MFS Global Equity Series
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
28

MFS Global Equity Series
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
29

MFS Global Equity Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $4,337,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 71.09% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
Income derived from foreign sources was $625,262. The fund intends to pass through foreign tax credits of $61,894 for the fiscal year.
30

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
32

Annual Report
December 31, 2021
MFS®  Growth Series
MFS® Variable Insurance Trust
VEG-ANN

MFS® Growth Series
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Series
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Growth Series
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	11.6%
Amazon.com, Inc.	7.2%
Alphabet, Inc., “A”	5.9%
Apple, Inc.	4.4%
Adobe Systems, Inc.	3.6%
NVIDIA Corp.	3.2%
Meta Platforms, Inc., “A”	2.8%
Intuit, Inc.	2.8%
Mastercard, Inc., “A”	2.7%
Danaher Corp.	2.3%
GICS equity sectors (g)
Information Technology	42.2%
Communication Services	16.1%
Health Care	11.9%
Consumer Discretionary	10.8%
Industrials	7.3%
Financials	3.9%
Materials	3.4%
Consumer Staples	2.5%
Real Estate	1.1%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Growth Series
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Growth Series (fund) provided a total return of 23.53%, while Service Class shares of the fund provided a total return of 23.24%. These compare with a return of 27.60% over the same period for the fund’s benchmark, the Russell 1000® Growth Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Stock selection and, to a lesser extent, an underweight position in the information technology sector weakened the fund’s performance relative to the Russell 1000® Growth Index, led by its overweight positions in digital payment technology developer PayPal, debit and credit transaction processing company Mastercard, software services provider Autodesk and software company Adobe Systems. The stock price of PayPal declined on news that the company was exploring an acquisition of Pinterest. Later in the reporting period, Paypal reported disappointing revenues and total payment volumes (TPV), which also appeared to have pressured its share price.
Stock selection in the communication services sector also weighed on the fund’s relative performance, driven by the timing of its ownership in shares of video game maker Activision Blizzard, and its overweight positions in video game maker Electronic Arts and online dating products provider Match Group.
Stock selection in the consumer discretionary sector hindered relative results. Within this sector, not holding shares of electric vehicle manufacturer Tesla and home improvement retailer Home Depot held back relative performance. The share price of Tesla advanced considerably during the second half of the year, following significantly better-than-expected vehicle deliveries and the company's ability to overcome supply chain issues that affected the whole auto industry. Moreover, favorable pricing of its model 3 and Y vehicles helped improve Tesla’s profitability, which also had a positive impact on its share price.
Stock selection and, to a lesser extent, an overweight position in the industrials sector weakened relative returns, led by the fund’s holdings of analytics services provider Clarivate(b) (United Kingdom).
Contributors to Performance
Stock selection in both the health care and materials sectors contributed to the fund’s relative performance. Within the health care sector, the timing of the fund's ownership in shares of healthcare equipment manufacturer Danaher, its overweight position in life sciences supply company Thermo Fisher Scientific, and its holdings of clinical research organization ICON(b) (Ireland) benefited relative results. Within the materials sector, the fund’s overweight position in paint and coating manufacturer Sherwin-Williams supported relative returns.
Elsewhere, the fund's overweight positions in financial management solutions provider Intuit, technology company Alphabet, semiconductor company Lam Research and semiconductor chips and electronics engineering solutions provider Applied Materials aided relative performance. The stock price of Intuit appreciated as the company reported strong financial results, primarily driven by its Small Business and Credit Karma business segments. The stock price of Alphabet rose steadily throughout the reporting period,
3

MFS Growth Series
Management Review - continued
propelled by strong advertising sales across both search and YouTube and robust growth in its Cloud services business. Additionally, the fund's position in semiconductor equipment manufacturer ASML(b) (Netherlands), and not holding shares of communications platform services provider Zoom Video Communications, further benefited relative performance.
Respectfully,
Portfolio Manager(s)
Eric Fischman, Paul Gordon, and Bradford Mak
Note to Contract Owners: Effective June 30, 2021, Bradford Mak was added as a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Growth Series
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/24/95	23.53%	24.87%	19.33%
Service Class	5/01/00	23.24%	24.56%	19.03%
Comparative benchmark(s)
Russell 1000® Growth Index (f)	27.60%	25.32%	19.79%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 1000® Growth Index(h) – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
5

MFS Growth Series
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Growth Series
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.71%	$1,000.00	$1,094.20	$3.75
	Hypothetical (h)	0.71%	$1,000.00	$1,021.63	$3.62
Service Class	Actual	0.96%	$1,000.00	$1,092.80	$5.06
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Growth Series
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.2%
Apparel Manufacturers – 0.9%
NIKE, Inc., “B”	127,063	$ 21,177,590
Biotechnology – 0.7%
Alnylam Pharmaceuticals, Inc. (a)	24,822	$ 4,209,315
Vertex Pharmaceuticals, Inc. (a)	53,200	11,682,720
		$15,892,035
Broadcasting – 1.4%
Netflix, Inc. (a)	57,024	$ 34,353,538
Brokerage & Asset Managers – 1.5%
Charles Schwab Corp.	312,058	$ 26,244,078
CME Group, Inc.	37,226	8,504,652
		$34,748,730
Business Services – 6.8%
Clarivate PLC (a)	513,907	$ 12,087,093
CoStar Group, Inc. (a)	198,970	15,724,599
Equifax, Inc.	70,602	20,671,560
MSCI, Inc.	70,560	43,231,406
PayPal Holdings, Inc. (a)	190,937	36,006,899
Verisk Analytics, Inc., “A”	153,446	35,097,704
		$162,819,261
Cable TV – 1.1%
Charter Communications, Inc., “A” (a)	38,776	$ 25,280,789
Computer Software – 22.7%
Adobe Systems, Inc. (a)	151,981	$ 86,182,346
Atlassian Corp. PLC, “A” (a)	31,595	12,046,858
Autodesk, Inc. (a)	95,786	26,934,065
Black Knight, Inc. (a)	68,141	5,648,207
Bumble, Inc., “A” (a)	75,007	2,539,737
Cadence Design Systems, Inc. (a)	100,790	18,782,217
Intuit, Inc.	102,823	66,137,810
Microsoft Corp.	823,128	276,834,409
salesforce.com, inc. (a)	117,465	29,851,380
Synopsys, Inc. (a)	39,719	14,636,452
		$539,593,481
Computer Software - Systems – 7.6%
Apple, Inc.	592,893	$ 105,280,010
Block, Inc., “A” (a)	95,942	15,495,592
ServiceNow, Inc. (a)	41,689	27,060,747
Shopify, Inc. (a)	7,437	10,243,650
TransUnion	189,978	22,527,591
		$180,607,590
Construction – 3.2%
Sherwin-Williams Co.	119,985	$ 42,253,917
Vulcan Materials Co.	158,577	32,917,414
		$75,171,331
8

MFS Growth Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 2.5%
Colgate-Palmolive Co.	248,318	$ 21,191,458
Estee Lauder Cos., Inc., “A”	103,989	38,496,728
		$59,688,186
Consumer Services – 0.4%
Airbnb, Inc., “A” (a)	3,151	$ 524,610
Uber Technologies, Inc. (a)	232,232	9,737,488
		$10,262,098
Electrical Equipment – 1.5%
AMETEK, Inc.	144,396	$ 21,231,988
Johnson Controls International PLC	169,613	13,791,233
		$35,023,221
Electronics – 6.6%
Applied Materials, Inc.	116,975	$ 18,407,186
ASML Holding N.V., ADR	31,176	24,820,461
Lam Research Corp.	51,770	37,230,395
NVIDIA Corp.	259,614	76,355,074
		$156,813,116
Gaming & Lodging – 0.8%
Hilton Worldwide Holdings, Inc. (a)	79,982	$ 12,476,392
MGM Resorts International	123,196	5,529,037
		$18,005,429
General Merchandise – 0.4%
Dollar General Corp.	36,185	$ 8,533,508
Insurance – 0.6%
Aon PLC	50,132	$ 15,067,674
Internet – 11.3%
Alphabet, Inc., “A” (a)	48,644	$ 140,923,614
Alphabet, Inc., “C” (a)	14,656	42,408,455
Match Group, Inc. (a)	149,599	19,784,468
Meta Platforms, Inc., “A” (a)	199,286	67,029,846
		$270,146,383
Leisure & Toys – 1.6%
Activision Blizzard, Inc.	112,982	$ 7,516,693
Electronic Arts, Inc.	119,959	15,822,592
Roblox Corp., “A” (a)	82,921	8,554,130
Take-Two Interactive Software, Inc. (a)	32,967	5,858,895
		$37,752,310
Machinery & Tools – 0.5%
Roper Technologies, Inc.	26,449	$ 13,009,205
Medical & Health Technology & Services – 1.1%
ICON PLC (a)	83,371	$ 25,819,999
9

MFS Growth Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – 8.6%
Abbott Laboratories	272,277	$ 38,320,265
Becton, Dickinson and Co.	24,490	6,158,745
Boston Scientific Corp. (a)	618,122	26,257,823
Danaher Corp.	169,805	55,867,543
Edwards Lifesciences Corp. (a)	162,796	21,090,222
STERIS PLC	34,436	8,382,067
Thermo Fisher Scientific, Inc.	74,823	49,924,898
		$206,001,563
Network & Telecom – 0.5%
Equinix, Inc., REIT	13,250	$ 11,207,380
Other Banks & Diversified Financials – 4.9%
Mastercard, Inc., “A”	178,182	$ 64,024,356
Visa, Inc., “A”	242,037	52,451,838
		$116,476,194
Pharmaceuticals – 1.5%
Zoetis, Inc.	143,604	$ 35,043,684
Railroad & Shipping – 0.4%
Canadian Pacific Railway Ltd.	124,857	$ 8,982,213
Restaurants – 0.8%
Chipotle Mexican Grill, Inc., “A” (a)	7,576	$ 13,244,742
Starbucks Corp.	59,552	6,965,797
		$20,210,539
Specialty Chemicals – 0.2%
Air Products & Chemicals, Inc.	15,091	$ 4,591,588
Specialty Stores – 8.5%
Amazon.com, Inc. (a)	51,678	$ 172,312,022
Lululemon Athletica, Inc. (a)	23,644	9,255,444
Ross Stores, Inc.	66,906	7,646,018
Sea Ltd., ADR (a)	63,843	14,282,317
		$203,495,801
Telecommunications - Wireless – 0.6%
American Tower Corp., REIT	50,875	$ 14,880,937
Total Common Stocks (Identified Cost, $718,420,523)		$2,360,655,373
Investment Companies (h) – 0.0%
Money Market Funds – 0.0%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $597,603)	597,603	$ 597,603
Other Assets, Less Liabilities – 0.8%		18,900,190
Net Assets – 100.0%		$2,380,153,166
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $597,603 and $2,360,655,373, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
10

MFS Growth Series
Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
11

MFS Growth Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $718,420,523)	$2,360,655,373
Investments in affiliated issuers, at value (identified cost, $597,603)	597,603
Receivables for
Investments sold	23,216,750
Fund shares sold	629,891
Dividends	424,586
Other assets	7,355
Total assets	$2,385,531,558
Liabilities
Payables for
Fund shares reacquired	$5,070,141
Payable to affiliates
Investment adviser	89,131
Administrative services fee	1,814
Shareholder servicing costs	893
Distribution and/or service fees	7,924
Payable for independent Trustees' compensation	12
Accrued expenses and other liabilities	208,477
Total liabilities	$5,378,392
Net assets	$2,380,153,166
Net assets consist of
Paid-in capital	$532,814,610
Total distributable earnings (loss)	1,847,338,556
Net assets	$2,380,153,166
Shares of beneficial interest outstanding	30,440,425
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,805,385,027	22,749,983	$79.36
Service Class	574,768,139	7,690,442	74.74
See Notes to Financial Statements
12

MFS Growth Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$9,051,743
Other	31,956
Dividends from affiliated issuers	6,354
Foreign taxes withheld	(34,968)
Total investment income	$9,055,085
Expenses
Management fee	$15,988,251
Distribution and/or service fees	1,368,840
Shareholder servicing costs	65,409
Administrative services fee	309,616
Independent Trustees' compensation	33,101
Custodian fee	105,047
Shareholder communications	64,214
Audit and tax fees	61,831
Legal fees	11,661
Miscellaneous	51,863
Total expenses	$18,059,833
Reduction of expenses by investment adviser	(292,724)
Net expenses	$17,767,109
Net investment income (loss)	$(8,712,024)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$216,129,139
Foreign currency	364
Net realized gain (loss)	$216,129,503
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$279,529,685
Translation of assets and liabilities in foreign currencies	111
Net unrealized gain (loss)	$279,529,796
Net realized and unrealized gain (loss)	$495,659,299
Change in net assets from operations	$486,947,275
See Notes to Financial Statements
13

MFS Growth Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$(8,712,024)	$(5,258,847)
Net realized gain (loss)	216,129,503	321,361,876
Net unrealized gain (loss)	279,529,796	234,350,980
Change in net assets from operations	$486,947,275	$550,454,009
Total distributions to shareholders	$(317,188,320)	$(127,591,165)
Change in net assets from fund share transactions	$14,964,640	$(95,720,771)
Total change in net assets	$184,723,595	$327,142,073
Net assets
At beginning of period	2,195,429,571	1,868,287,498
At end of period	$2,380,153,166	$2,195,429,571
See Notes to Financial Statements
14

MFS Growth Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$73.81	$59.40	$47.01	$48.90	$38.76
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.25)	$(0.14)	$(0.04)	$0.00(w)	$0.06
Net realized and unrealized gain (loss)	17.21	18.88	17.53	1.81	11.95
Total from investment operations	$16.96	$18.74	$17.49	$1.81	$12.01
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.05)	$(0.05)
From net realized gain	(11.41)	(4.33)	(5.10)	(3.65)	(1.82)
Total distributions declared to shareholders	$(11.41)	$(4.33)	$(5.10)	$(3.70)	$(1.87)
Net asset value, end of period (x)	$79.36	$73.81	$59.40	$47.01	$48.90
Total return (%) (k)(r)(s)(x)	23.53	31.86	38.15	2.67	31.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.72	0.74	0.74	0.75	0.76
Expenses after expense reductions	0.71	0.72	0.73	0.74	0.75
Net investment income (loss)	(0.32)	(0.21)	(0.06)	0.00(w)	0.13
Portfolio turnover	12	29	11	15	14
Net assets at end of period (000 omitted)	$1,805,385	$1,681,327	$1,467,280	$1,226,217	$1,332,128
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$70.23	$56.82	$45.26	$47.27	$37.57
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.42)	$(0.29)	$(0.17)	$(0.13)	$(0.05)
Net realized and unrealized gain (loss)	16.34	18.03	16.83	1.77	11.57
Total from investment operations	$15.92	$17.74	$16.66	$1.64	$11.52
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(11.41)	(4.33)	(5.10)	(3.65)	(1.82)
Total distributions declared to shareholders	$(11.41)	$(4.33)	$(5.10)	$(3.65)	$(1.82)
Net asset value, end of period (x)	$74.74	$70.23	$56.82	$45.26	$47.27
Total return (%) (k)(r)(s)(x)	23.24	31.54	37.78	2.41	31.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.97	0.99	0.99	1.00	1.01
Expenses after expense reductions	0.96	0.97	0.98	0.99	1.00
Net investment income (loss)	(0.57)	(0.46)	(0.31)	(0.25)	(0.12)
Portfolio turnover	12	29	11	15	14
Net assets at end of period (000 omitted)	$574,768	$514,102	$401,008	$287,412	$289,733

See Notes to Financial Statements
15

MFS Growth Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Growth Series
Notes to Financial Statements
(1)  Business and Organization
MFS Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and
17

MFS Growth Series
Notes to Financial Statements  - continued
method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$2,360,655,373	$—	$—	$2,360,655,373
Mutual Funds	597,603	—	—	597,603
Total	$2,361,252,976	$—	$—	$2,361,252,976
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
18

MFS Growth Series
Notes to Financial Statements  - continued
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$1,693,158	$—
Long-term capital gains	315,495,162	127,591,165
Total distributions	$317,188,320	$127,591,165
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$720,375,253
Gross appreciation	1,648,244,981
Gross depreciation	(7,367,258)
Net unrealized appreciation (depreciation)	$1,640,877,723
Undistributed ordinary income	8,838,825
Undistributed long-term capital gain	197,621,834
Other temporary differences	174
Total distributable earnings (loss)	$1,847,338,556
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$238,278,350	$97,613,169
Service Class	78,909,970	29,977,996
Total	$317,188,320	$127,591,165
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $292,724, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.68% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
19

MFS Growth Series
Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $62,537, which equated to 0.0027% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $2,872.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0134% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,832,573 and $244,380, respectively. The sales transactions resulted in net realized gains (losses) of $218,655.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $31,701, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $261,866,647 and $578,041,215, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,093,782	$84,897,255	1,476,731	$92,793,470
Service Class	937,570	69,147,302	1,452,278	89,443,781
	2,031,352	$154,044,557	2,929,009	$182,237,251
Shares issued to shareholders in reinvestment of distributions
Initial Class	3,080,612	$236,098,096	1,364,516	$96,648,663
Service Class	1,092,331	78,909,970	444,382	29,977,996
	4,172,943	$315,008,066	1,808,898	$126,626,659
Shares reacquired
Initial Class	(4,204,800)	$(331,398,633)	(4,764,482)	$(305,550,308)
Service Class	(1,659,384)	(122,689,350)	(1,633,664)	(99,034,373)
	(5,864,184)	$(454,087,983)	(6,398,146)	$(404,584,681)
20

MFS Growth Series
Notes to Financial Statements  - continued
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Net change
Initial Class	(30,406)	$(10,403,282)	(1,923,235)	$(116,108,175)
Service Class	370,517	25,367,922	262,996	20,387,404
	340,111	$14,964,640	(1,660,239)	$(95,720,771)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 5%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $8,338 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$18,169,621	$331,651,518	$349,223,536	$—	$—	$597,603
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$6,354	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the
21

MFS Growth Series
Notes to Financial Statements  - continued
transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
22

MFS Growth Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Growth Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Growth Series (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
23

MFS Growth Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

24

MFS Growth Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
25

MFS Growth Series
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Eric Fischman Paul Gordon Bradford Mak
26

MFS Growth Series
Board Review of Investment Advisory Agreement
MFS Growth Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
27

MFS Growth Series
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
28

MFS Growth Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $347,045,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2021
MFS®  Investors Trust Series
MFS® Variable Insurance Trust
VGI-ANN

MFS® Investors Trust Series
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Trust Series
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Investors Trust Series
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	6.1%
Alphabet, Inc., “A”	5.4%
Apple, Inc.	2.8%
JPMorgan Chase & Co.	2.6%
Bank of America Corp.	2.4%
Thermo Fisher Scientific, Inc.	2.1%
Johnson & Johnson	2.0%
American Tower Corp., REIT	2.0%
Visa, Inc., “A”	1.9%
Alphabet, Inc., “C”	1.9%

GICS equity sectors (g)
Information Technology	23.9%
Health Care	17.1%
Financials	11.9%
Communication Services	10.5%
Consumer Discretionary	9.4%
Industrials	8.4%
Consumer Staples	7.7%
Materials	4.8%
Real Estate	3.9%
Energy	1.4%
Utilities	0.5%
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Investors Trust Series
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Investors Trust Series (fund) provided a total return of 26.81%, while Service Class shares of the fund provided a total return of 26.51%. These compare with a return of 28.71% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Security selection in the information technology sector detracted from the fund’s performance relative to the S&P 500 Index. Within this sector, not owning shares of computer graphics processor maker NVIDIA, and the fund’s overweight positions in global payments technology companies, Fidelity National Information Services and Visa, hurt relative returns. The share price of NVIDIA appreciated as the company posted strong revenue growth, driven by better-than-anticipated broad-based demand and capacity additions at its Gaming, Datacenter, and Pro Vis segments.
Stock selection in both the health care and real estate sectors also hindered relative results. Within the health care sector, the fund’s overweight positions in medical device maker Medtronic and medical technology company Becton Dickinson and Co. dampened relative performance. The share price of Medtronic fell as the company reported weaker revenue growth, led by impacts from COVID-19 that considerably affected its Cardiovascular and NeuroScience segments. As a result, Medtronic reduced its organic growth guidance, which further pressured its stock price. Within the real estate sector, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's top relative detractors over the reporting period.
Stocks in other sectors that weighed on relative returns included the fund’s overweight positions in video game maker Electronic Arts, diversified technology and manufacturing company Honeywell International and cable services provider Comcast. Despite robust financial results, the share price of Electronic Arts came under pressure early in the reporting period as the company announced its acquisition of GLU Mobile. Additionally, not owning electric vehicle manufacturer Tesla, and the fund's position in food processing company Danone(b) (France), further weakened relative results.
Contributors to Performance
Stock selection in the consumer discretionary, financials and communication services sectors benefited the fund’s relative performance. Within the consumer discretionary sector, an underweight position in internet retailer Amazon.com, and the fund’s overweight position in specialty rural lifestyle retailer Tractor Supply, supported relative results. The share price of Amazon.com retreated after the company’s retail sales growth slowed more than anticipated as more markets reopened post-pandemic, given the widespread acceptance of COVID-19 vaccines. Amazon.com also experienced significant labor and material cost pressure, driven by inflation and global supply chain disruption, which weighed on its near-term profitability. Within the financials sector, the fund's position in global alternative asset manager Blackstone Group(b), and its overweight position in securities exchange services provider NASDAQ, helped relative returns. The share price of Blackstone advanced as the company reported higher-than-expected distributable earnings, driven by realized performance fees and investment income, and lower taxes. Within the communication
3

MFS Investors Trust Series
Management Review - continued
services sector, the fund’s overweight position in technology company Alphabet, and not owning shares of diversified entertainment company Walt Disney, also boosted relative performance. The share price of Alphabet climbed as the company reported strong advertising sales growth across Google Services, particularly in Google Search and YouTube, and continued revenue growth in Google Cloud.
Elsewhere, the fund's position in clinical research provider ICON(b) (Ireland), not owning shares of digital payment technology developer PayPal, and its overweight positions in pharmaceutical company Eli Lilly and oil and gas company ConocoPhillips further aided relative returns.
Respectfully,
Portfolio Manager(s)
Jude Jason, Alison O’Neill Mackey, and Ted Maloney
Note to Contract Owners: Effective June 30, 2021, Jude Jason was added as a Portfolio Manager of the fund. Effective September 30, 2021, Kevin Beatty is no longer a Portfolio Manager of the fund. Effective May 1, 2023, Ted Maloney will no longer be a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Investors Trust Series
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/09/95	26.81%	17.24%	15.46%
Service Class	5/01/00	26.51%	16.95%	15.17%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	28.71%	18.47%	16.55%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
5

MFS Investors Trust Series
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Investors Trust Series
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.77%	$1,000.00	$1,093.24	$4.06
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92
Service Class	Actual	1.02%	$1,000.00	$1,091.85	$5.38
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Investors Trust Series
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.5%
Aerospace & Defense – 2.9%
Honeywell International, Inc.	68,402	$ 14,262,501
Howmet Aerospace, Inc.	306,193	9,746,123
		$24,008,624
Alcoholic Beverages – 2.5%
Diageo PLC	208,843	$ 11,408,942
Pernod Ricard S.A.	40,535	9,760,531
		$21,169,473
Apparel Manufacturers – 2.4%
LVMH Moet Hennessy Louis Vuitton SE	14,523	$ 12,020,531
NIKE, Inc., “B”	45,905	7,650,986
		$19,671,517
Biotechnology – 1.7%
Illumina, Inc. (a)	13,565	$ 5,160,668
Vertex Pharmaceuticals, Inc. (a)	42,403	9,311,699
		$14,472,367
Brokerage & Asset Managers – 3.1%
Blackstone, Inc.	39,979	$ 5,172,883
Charles Schwab Corp.	82,623	6,948,594
NASDAQ, Inc.	65,561	13,768,466
		$25,889,943
Business Services – 4.9%
Accenture PLC, “A”	31,060	$ 12,875,923
Amdocs Ltd.	121,824	9,117,308
Fidelity National Information Services, Inc.	104,919	11,451,909
Fiserv, Inc. (a)	71,622	7,433,647
		$40,878,787
Cable TV – 1.9%
Cable One, Inc.	2,280	$ 4,020,666
Comcast Corp., “A”	231,919	11,672,483
		$15,693,149
Chemicals – 0.6%
PPG Industries, Inc.	30,238	$ 5,214,241
Computer Software – 8.9%
Adobe Systems, Inc. (a)	23,514	$ 13,333,849
Microsoft Corp.	151,820	51,060,102
salesforce.com, inc. (a)	38,532	9,792,137
		$74,186,088
Computer Software - Systems – 2.7%
Apple, Inc.	128,742	$ 22,860,717
8

MFS Investors Trust Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 2.3%
Masco Corp.	122,833	$ 8,625,333
Sherwin-Williams Co.	29,233	10,294,694
		$18,920,027
Consumer Products – 2.4%
Colgate-Palmolive Co.	92,328	$ 7,879,271
Estee Lauder Cos., Inc., “A”	14,565	5,391,963
Kimberly-Clark Corp.	45,493	6,501,860
		$19,773,094
Containers – 2.0%
Ball Corp.	70,337	$ 6,771,343
Crown Holdings, Inc.	86,434	9,561,329
		$16,332,672
Electrical Equipment – 4.4%
AMETEK, Inc.	52,638	$ 7,739,891
Fortive Corp.	85,178	6,498,230
Johnson Controls International PLC	160,382	13,040,660
TE Connectivity Ltd.	56,293	9,082,313
		$36,361,094
Electronics – 2.6%
Analog Devices, Inc.	49,014	$ 8,615,191
Texas Instruments, Inc.	68,403	12,891,913
		$21,507,104
Energy - Independent – 1.5%
ConocoPhillips	167,559	$ 12,094,409
Food & Beverages – 1.3%
Danone S.A.	84,195	$ 5,232,778
Mondelez International, Inc.	88,690	5,881,034
		$11,113,812
Forest & Paper Products – 0.6%
Rayonier, Inc., REIT	118,804	$ 4,794,929
General Merchandise – 2.5%
Costco Wholesale Corp.	20,776	$ 11,794,535
Dollar General Corp.	39,667	9,354,669
		$21,149,204
Health Maintenance Organizations – 0.9%
Cigna Corp.	31,251	$ 7,176,167
Insurance – 1.0%
Chubb Ltd.	43,747	$ 8,456,733
Internet – 7.3%
Alphabet, Inc., “A” (a)	15,501	$ 44,907,017
Alphabet, Inc., “C” (a)	5,404	15,636,960
		$60,543,977
9

MFS Investors Trust Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Leisure & Toys – 1.3%
Electronic Arts, Inc.	83,226	$ 10,977,509
Major Banks – 6.7%
Bank of America Corp.	452,848	$ 20,147,207
Goldman Sachs Group, Inc.	37,754	14,442,793
JPMorgan Chase & Co.	135,854	21,512,481
		$56,102,481
Medical & Health Technology & Services – 1.8%
ICON PLC (a)	47,899	$ 14,834,320
Medical Equipment – 7.0%
Becton, Dickinson and Co.	50,687	$ 12,746,767
Danaher Corp.	39,170	12,887,321
Maravai Lifesciences Holdings, Inc., “A” (a)	55,173	2,311,749
Medtronic PLC	119,602	12,372,827
Thermo Fisher Scientific, Inc.	26,605	17,751,920
		$58,070,584
Network & Telecom – 1.3%
Equinix, Inc., REIT	12,659	$ 10,707,489
Other Banks & Diversified Financials – 4.7%
Mastercard, Inc., “A”	39,615	$ 14,234,462
Truist Financial Corp.	154,322	9,035,553
Visa, Inc., “A”	73,197	15,862,522
		$39,132,537
Pharmaceuticals – 5.7%
Eli Lilly & Co.	36,828	$ 10,172,630
Johnson & Johnson	99,444	17,011,885
Merck & Co., Inc.	139,697	10,706,378
Zoetis, Inc.	39,501	9,639,429
		$47,530,322
Railroad & Shipping – 0.9%
Canadian Pacific Railway Ltd.	102,515	$ 7,374,929
Restaurants – 0.4%
Starbucks Corp.	26,658	$ 3,118,186
Specialty Chemicals – 1.0%
DuPont de Nemours, Inc.	100,763	$ 8,139,635
Specialty Stores – 5.5%
Amazon.com, Inc. (a)	2,359	$ 7,865,708
Home Depot, Inc.	35,828	14,868,978
Target Corp.	56,361	13,044,190
Tractor Supply Co.	42,099	10,044,822
		$45,823,698
Telecommunications - Wireless – 2.0%
American Tower Corp., REIT	57,311	$ 16,763,468
10

MFS Investors Trust Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Trucking – 0.3%
Old Dominion Freight Line, Inc.	7,526	$ 2,697,168
Utilities - Electric Power – 0.5%
American Electric Power Co., Inc.	50,041	$ 4,452,148
Total Common Stocks (Identified Cost, $353,628,334)		$827,992,602
Investment Companies (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $3,181,407)	3,181,407	$ 3,181,407
Other Assets, Less Liabilities – 0.1%		417,847
Net Assets – 100.0%		$831,591,856
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $3,181,407 and $827,992,602, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
11

MFS Investors Trust Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $353,628,334)	$827,992,602
Investments in affiliated issuers, at value (identified cost, $3,181,407)	3,181,407
Cash	95,098
Receivables for
Fund shares sold	521,441
Dividends	570,345
Other assets	2,887
Total assets	$832,363,780
Liabilities
Payables for
Fund shares reacquired	$608,614
Payable to affiliates
Investment adviser	33,616
Administrative services fee	669
Shareholder servicing costs	529
Distribution and/or service fees	7,345
Payable for independent Trustees' compensation	12
Accrued expenses and other liabilities	121,139
Total liabilities	$771,924
Net assets	$831,591,856
Net assets consist of
Paid-in capital	$248,891,409
Total distributable earnings (loss)	582,700,447
Net assets	$831,591,856
Shares of beneficial interest outstanding	18,799,801
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$296,678,160	6,633,711	$44.72
Service Class	534,913,696	12,166,090	43.97
See Notes to Financial Statements
12

MFS Investors Trust Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$10,421,209
Other	10,890
Income on securities loaned	9,708
Dividends from affiliated issuers	2,456
Foreign taxes withheld	(110,706)
Total investment income	$10,333,557
Expenses
Management fee	$6,077,582
Distribution and/or service fees	1,304,213
Shareholder servicing costs	42,388
Administrative services fee	115,965
Independent Trustees' compensation	13,172
Custodian fee	38,969
Shareholder communications	32,106
Audit and tax fees	58,739
Legal fees	3,921
Miscellaneous	31,921
Total expenses	$7,718,976
Reduction of expenses by investment adviser	(102,811)
Net expenses	$7,616,165
Net investment income (loss)	$2,717,392
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$104,108,048
Foreign currency	(5,825)
Net realized gain (loss)	$104,102,223
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$83,100,340
Translation of assets and liabilities in foreign currencies	(2,562)
Net unrealized gain (loss)	$83,097,778
Net realized and unrealized gain (loss)	$187,200,001
Change in net assets from operations	$189,917,393
See Notes to Financial Statements
13

MFS Investors Trust Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$2,717,392	$4,322,833
Net realized gain (loss)	104,102,223	25,229,917
Net unrealized gain (loss)	83,097,778	66,669,474
Change in net assets from operations	$189,917,393	$96,222,224
Total distributions to shareholders	$(29,217,089)	$(25,105,390)
Change in net assets from fund share transactions	$(95,053,942)	$(23,803,177)
Total change in net assets	$65,646,362	$47,313,657
Net assets
At beginning of period	765,945,494	718,631,837
At end of period	$831,591,856	$765,945,494
See Notes to Financial Statements
14

MFS Investors Trust Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$36.57	$33.27	$27.05	$30.07	$25.57
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.25	$0.25	$0.26	$0.22
Net realized and unrealized gain (loss)	9.53	4.26	8.08	(1.71)	5.62
Total from investment operations	$9.74	$4.51	$8.33	$(1.45)	$5.84
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.21)	$(0.22)	$(0.20)	$(0.21)
From net realized gain	(1.33)	(1.00)	(1.89)	(1.37)	(1.13)
Total distributions declared to shareholders	$(1.59)	$(1.21)	$(2.11)	$(1.57)	$(1.34)
Net asset value, end of period (x)	$44.72	$36.57	$33.27	$27.05	$30.07
Total return (%) (k)(r)(s)(x)	26.81	13.87	31.58	(5.49)	23.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.79	0.80	0.80	0.80	0.82
Expenses after expense reductions	0.78	0.79	0.79	0.79	0.79
Net investment income (loss)	0.50	0.78	0.80	0.86	0.79
Portfolio turnover	13	19	18	16	18
Net assets at end of period (000 omitted)	$296,678	$269,852	$265,499	$231,900	$283,237
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$35.99	$32.77	$26.68	$29.69	$25.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.17	$0.17	$0.18	$0.15
Net realized and unrealized gain (loss)	9.38	4.19	7.97	(1.68)	5.55
Total from investment operations	$9.48	$4.36	$8.14	$(1.50)	$5.70
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.14)	$(0.16)	$(0.14)	$(0.16)
From net realized gain	(1.33)	(1.00)	(1.89)	(1.37)	(1.13)
Total distributions declared to shareholders	$(1.50)	$(1.14)	$(2.05)	$(1.51)	$(1.29)
Net asset value, end of period (x)	$43.97	$35.99	$32.77	$26.68	$29.69
Total return (%) (k)(r)(s)(x)	26.51	13.60	31.25	(5.71)	23.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.04	1.05	1.05	1.05	1.07
Expenses after expense reductions	1.03	1.04	1.04	1.04	1.04
Net investment income (loss)	0.24	0.53	0.55	0.62	0.55
Portfolio turnover	13	19	18	16	18
Net assets at end of period (000 omitted)	$534,914	$496,093	$453,132	$325,159	$318,611

See Notes to Financial Statements
15

MFS Investors Trust Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Investors Trust Series
Notes to Financial Statements
(1)  Business and Organization
MFS Investors Trust Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and
17

MFS Investors Trust Series
Notes to Financial Statements  - continued
method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$827,992,602	$—	$—	$827,992,602
Mutual Funds	3,181,407	—	—	3,181,407
Total	$831,174,009	$—	$—	$831,174,009
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
18

MFS Investors Trust Series
Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$3,914,032	$3,919,176
Long-term capital gains	25,303,057	21,186,214
Total distributions	$29,217,089	$25,105,390
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$357,532,232
Gross appreciation	475,673,477
Gross depreciation	(2,031,700)
Net unrealized appreciation (depreciation)	$473,641,777
Undistributed ordinary income	12,036,943
Undistributed long-term capital gain	97,024,289
Other temporary differences	(2,562)
Total distributable earnings (loss)	$582,700,447
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$10,689,350	$9,047,272
Service Class	18,527,739	16,058,118
Total	$29,217,089	$25,105,390
19

MFS Investors Trust Series
Notes to Financial Statements  - continued
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $102,811, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.79% of average daily net assets for the Initial Class shares and 1.04% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $40,705, which equated to 0.0050% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $1,683.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0143% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $10,793, which is included in “Other” income in the Statement of Operations.
20

MFS Investors Trust Series
Notes to Financial Statements  - continued
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $101,226,413 and $223,506,258, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	241,331	$10,343,575	284,529	$8,347,359
Service Class	424,823	17,614,977	1,666,170	49,859,186
	666,154	$27,958,552	1,950,699	$58,206,545
Shares issued to shareholders in reinvestment of distributions
Initial Class	248,705	$10,689,350	267,829	$9,047,272
Service Class	438,112	18,527,739	482,660	16,058,118
	686,817	$29,217,089	750,489	$25,105,390
Shares reacquired
Initial Class	(1,234,645)	$(51,496,591)	(1,154,860)	$(37,139,929)
Service Class	(2,480,055)	(100,732,992)	(2,192,948)	(69,975,183)
	(3,714,700)	$(152,229,583)	(3,347,808)	$(107,115,112)
Net change
Initial Class	(744,609)	$(30,463,666)	(602,502)	$(19,745,298)
Service Class	(1,617,120)	(64,590,276)	(44,118)	(4,057,879)
	(2,361,729)	$(95,053,942)	(646,620)	$(23,803,177)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $2,813 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,722,233	$125,271,523	$124,812,349	$—	$—	$3,181,407

21

MFS Investors Trust Series
Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,456	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
22

MFS Investors Trust Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Investors Trust Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Investors Trust Series (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
23

MFS Investors Trust Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

24

MFS Investors Trust Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
25

MFS Investors Trust Series
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jude Jason Alison O'Neill Mackey Ted Maloney
26

MFS Investors Trust Series
Board Review of Investment Advisory Agreement
MFS Investors Trust Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that the total return performance (Class I shares) of the Fund’s retail counterpart, Massachusetts Investors Trust, which has substantially similar investment strategies, was in the 2nd quintile relative
27

MFS Investors Trust Series
Board Review of Investment Advisory Agreement - continued
to the other funds in its Broadridge performance universe for the five-year period ended December 31, 2020. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
28

MFS Investors Trust Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $27,834,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2021
MFS®  Mid Cap Growth Series
MFS® Variable Insurance Trust
VMG-ANN

MFS® Mid Cap Growth Series
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Growth Series
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Mid Cap Growth Series
Portfolio Composition
Portfolio structure
Top ten holdings
PerkinElmer, Inc.	3.0%
Cadence Design Systems, Inc.	2.7%
Monolithic Power Systems, Inc.	2.7%
MSCI, Inc.	2.6%
Charles River Laboratories International, Inc.	2.2%
AMETEK, Inc.	2.1%
STERIS PLC	2.0%
Verisk Analytics, Inc., “A”	2.0%
ICON PLC	1.9%
Arthur J. Gallagher & Co.	1.9%
GICS equity sectors (g)
Information Technology	25.2%
Health Care	20.3%
Industrials	19.7%
Consumer Discretionary	14.7%
Financials	7.9%
Communication Services	5.5%
Materials	3.0%
Real Estate	2.4%
Consumer Staples	0.1%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Mid Cap Growth Series
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Mid Cap Growth Series (fund) provided a total return of 14.11%, while Service Class shares of the fund provided a total return of 13.88%. These compare with a return of 12.73% over the same period for the fund’s benchmark, the Russell Midcap® Growth Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Contributors to Performance
Security selection in the health care sector contributed to performance relative to the Russell Midcap® Growth Index, led by the fund's overweight holdings of diagnostics and life science research services provider PerkinElmer, contract research company Charles River Laboratories International and biotechnology instrument manufacturer Bio-Techne. The stock price of PerkinElmer rose after the company reported strong financial results that benefited from broad-based growth across the business, which led management to raise its full-year outlook. The fund's holdings of clinical research provider ICON(b) (Ireland) also aided relative returns.
Security selection in the financials sector strengthened the fund's relative performance, driven by its position in securities exchange services provider NASDAQ(b). The stock price of NASDAQ climbed as the company delivered financial results above consensus estimates, owing to strong trading volumes and fee-based listing and data services activity.
Elsewhere, the fund's avoidance of poor-performing photo-sharing website Pinterest, digital music service provider Spotify Technology and financial technology solutions provider StoneCo, and its position in building materials manufacturer Builders FirstSource(b), also benefited relative performance. The fund's overweight position in semiconductor company Monolithic Power Systems further contributed to relative returns. The stock price of Monolithic Power Systems benefited from stronger-than-expected financial results, a raised fiscal year outlook and an announcement that manufacturing capacity would meaningfully increase by mid-2022, which is earlier than expected.
Detractors from Performance
The combination of stock selection and an underweight position in the information technology sector detracted from the fund’s relative performance. Within this sector, not owning shares of strong-performing network security solutions company Fortinet, monitoring and analytics platform developer Datadog and network security solutions services provider Palo Alto Network held back relative returns. The fund's overweight position in event management and enterprise safety software developer Everbridge also detracted from relative performance. The share price of Everbridge declined sharply late in the period after the company announced the resignation of its CEO and a disappointing fiscal year 2022 sales outlook.
3

MFS Mid Cap Growth Series
Management Review - continued
Stocks in other sectors that hurt relative results included the fund’s overweight positions in education services provider Bright Horizons Family Solutions, video game software developer Take-Two Interactive and gaming services provider Penn National Gaming. Not owning shares of biotechnology company Moderna and real estate investment trust Simon Property Group also dampened relative performance. The fund's holdings of analytics services provider Clarivate(b) (United Kingdom) further weighed on relative performance.
Respectfully,
Portfolio Manager(s)
Eric Braz, Eric Fischman, and Paul Gordon
Note to Contract Owners: Effective June 30, 2021, Eric Braz was added as a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Mid Cap Growth Series
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	4/28/00	14.11%	22.66%	18.20%
Service Class	5/01/00	13.88%	22.34%	17.91%
Comparative benchmark(s)
Russell Midcap® Growth Index (f)	12.73%	19.83%	16.63%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell Midcap® Growth Index(h) - constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
5

MFS Mid Cap Growth Series
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Mid Cap Growth Series
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.79%	$1,000.00	$1,083.68	$4.15
	Hypothetical (h)	0.79%	$1,000.00	$1,021.22	$4.02
Service Class	Actual	1.04%	$1,000.00	$1,082.44	$5.46
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Mid Cap Growth Series
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.8%
Aerospace & Defense – 0.8%
Howmet Aerospace, Inc.	112,237	$ 3,572,504
Automotive – 2.2%
Copart, Inc. (a)	44,065	$ 6,681,135
LKQ Corp.	54,547	3,274,457
		$9,955,592
Biotechnology – 0.7%
Adaptive Biotechnologies Corp. (a)	34,284	$ 962,009
Alnylam Pharmaceuticals, Inc. (a)	13,383	2,269,489
		$3,231,498
Brokerage & Asset Managers – 3.2%
Morningstar, Inc.	7,400	$ 2,530,726
NASDAQ, Inc.	35,922	7,543,979
Tradeweb Markets, Inc.	41,034	4,109,145
		$14,183,850
Business Services – 11.3%
Clarivate PLC (a)	230,560	$ 5,422,771
CoStar Group, Inc. (a)	68,294	5,397,275
Endava PLC, ADR (a)	13,615	2,286,231
Equifax, Inc.	23,645	6,923,019
IHS Markit Ltd.	9,140	1,214,889
MSCI, Inc.	19,221	11,776,514
Thoughtworks Holding, Inc. (a)	82,751	2,218,554
Tyler Technologies, Inc. (a)	11,822	6,359,645
Verisk Analytics, Inc., “A”	39,672	9,074,177
		$50,673,075
Cable TV – 0.3%
Cable One, Inc.	722	$ 1,273,211
Computer Software – 11.3%
Autodesk, Inc. (a)	19,485	$ 5,478,987
Black Knight, Inc. (a)	64,965	5,384,949
Bumble, Inc., “A” (a)	30,599	1,036,082
Cadence Design Systems, Inc. (a)	64,544	12,027,774
CCC Intelligent Holdings, Inc. (a)(l)	78,281	891,621
CCC Intelligent Holdings, Inc. (PIPE) (a)	13,884	158,139
Coupa Software, Inc. (a)	8,231	1,300,910
DocuSign, Inc. (a)	11,402	1,736,639
Dun & Bradstreet Holdings, Inc. (a)	164,883	3,378,453
Eventbrite, Inc. (a)	73,623	1,283,985
Everbridge, Inc. (a)	19,540	1,315,628
Okta, Inc. (a)	13,191	2,957,026
Paylocity Holding Corp. (a)	23,085	5,451,754
Qualtrics International, “A” (a)	19,509	690,619
Synopsys, Inc. (a)	17,267	6,362,889
Topicus.com, Inc. (a)	5,577	511,870
Unity Software, Inc. (a)	3,962	566,526
		$50,533,851
8

MFS Mid Cap Growth Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 7.0%
Block, Inc., “A” (a)	13,748	$ 2,220,439
Constellation Software, Inc.	2,905	5,389,826
NICE Systems Ltd., ADR (a)	25,703	7,803,431
ServiceNow, Inc. (a)	7,397	4,801,467
SS&C Technologies Holdings, Inc.	27,646	2,266,419
TransUnion	65,486	7,765,330
Wix.com Ltd. (a)	7,087	1,118,258
		$31,365,170
Construction – 5.7%
AZEK Co., Inc. (a)	76,435	$ 3,534,354
Builders FirstSource, Inc. (a)	56,885	4,875,613
Pool Corp.	14,560	8,240,960
SiteOne Landscape Supply, Inc. (a)	6,642	1,609,224
Vulcan Materials Co.	36,191	7,512,528
		$25,772,679
Consumer Products – 0.6%
Scotts Miracle-Gro Co.	17,376	$ 2,797,536
Consumer Services – 1.5%
Bright Horizons Family Solutions, Inc. (a)	52,258	$ 6,578,237
Containers – 0.7%
Ball Corp.	33,509	$ 3,225,911
Electrical Equipment – 3.1%
AMETEK, Inc.	62,660	$ 9,213,527
Fortive Corp.	13,244	1,010,385
Littlefuse, Inc.	11,302	3,556,513
		$13,780,425
Electronics – 5.7%
ASM International N.V.	8,847	$ 3,915,105
Entegris, Inc.	54,870	7,603,885
Monolithic Power Systems, Inc.	24,367	12,020,972
Silicon Laboratories, Inc. (a)	10,026	2,069,567
		$25,609,529
Food & Beverages – 0.0%
Dutch Bros, Inc., “A” (a)	4,940	$ 251,495
Gaming & Lodging – 2.0%
Caesars Entertainment, Inc. (a)	32,937	$ 3,080,598
Penn National Gaming, Inc. (a)	9,045	468,983
Red Rock Resorts, Inc.	69,902	3,845,309
Vail Resorts, Inc.	4,353	1,427,349
		$8,822,239
General Merchandise – 0.7%
Five Below, Inc. (a)	14,454	$ 2,990,388
Insurance – 1.9%
Arthur J. Gallagher & Co.	49,442	$ 8,388,824
9

MFS Mid Cap Growth Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Internet – 3.5%
Gartner, Inc. (a)	13,348	$ 4,462,503
IAC/InterActiveCorp (a)	23,192	3,031,426
Match Group, Inc. (a)	54,356	7,188,581
Toast, Inc., “A” (a)	7,863	272,925
Vimeo, Inc. (a)	37,652	676,230
		$15,631,665
Leisure & Toys – 1.8%
Electronic Arts, Inc.	11,243	$ 1,482,952
Roblox Corp., “A” (a)	16,267	1,678,104
Take-Two Interactive Software, Inc. (a)	27,835	4,946,836
		$8,107,892
Machinery & Tools – 1.4%
IDEX Corp.	27,704	$ 6,547,009
Medical & Health Technology & Services – 5.4%
Charles River Laboratories International, Inc. (a)	26,709	$ 10,063,417
Guardant Health, Inc. (a)	19,786	1,978,996
ICON PLC (a)	27,344	8,468,437
IDEXX Laboratories, Inc. (a)	5,971	3,931,664
		$24,442,514
Medical Equipment – 13.7%
Agilent Technologies, Inc.	33,917	$ 5,414,849
Align Technology, Inc. (a)	7,442	4,890,734
Bio-Techne Corp.	14,436	7,468,320
Envista Holdings Corp. (a)	69,109	3,114,052
Maravai Lifesciences Holdings, Inc., “A” (a)	68,952	2,889,089
Masimo Corp. (a)	18,283	5,352,897
Mettler-Toledo International, Inc. (a)	1,330	2,257,289
PerkinElmer, Inc.	67,500	13,571,550
STERIS PLC	37,328	9,086,008
West Pharmaceutical Services, Inc.	15,576	7,305,300
		$61,350,088
Other Banks & Diversified Financials – 0.2%
Altimeter Growth Corp. 2 (SPAC) (a)	56,604	$ 558,115
Catalyst Partners Acquisition Corp. (SPAC Units) (a)	38,855	388,939
		$947,054
Pharmaceuticals – 0.5%
Ascendis Pharma (a)	16,846	$ 2,266,292
Pollution Control – 1.0%
Waste Connections, Inc.	32,476	$ 4,425,505
Printing & Publishing – 1.9%
Warner Music Group Corp.	49,704	$ 2,146,219
Wolters Kluwer N.V.	54,796	6,463,109
		$8,609,328
Railroad & Shipping – 0.3%
Canadian Pacific Railway Ltd.	18,953	$ 1,363,479
10

MFS Mid Cap Growth Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – 1.5%
Extra Space Storage, Inc., REIT	29,470	$ 6,681,733
Restaurants – 2.3%
Chipotle Mexican Grill, Inc., “A” (a)	3,166	$ 5,534,960
Domino's Pizza, Inc.	8,276	4,670,395
Sweetgreen, Inc. (a)	3,489	111,648
		$10,317,003
Specialty Stores – 5.7%
Burlington Stores, Inc. (a)	19,321	$ 5,632,265
Chewy, Inc., “A” (a)(l)	24,795	1,462,161
Farfetch Ltd., “A” (a)	28,497	952,655
Lululemon Athletica, Inc. (a)	12,438	4,868,855
O'Reilly Automotive, Inc. (a)	5,811	4,103,902
Tractor Supply Co.	17,242	4,113,941
Ulta Beauty, Inc. (a)	10,676	4,402,142
		$25,535,921
Telecommunications - Wireless – 0.9%
SBA Communications Corp., REIT	10,275	$ 3,997,181
Total Common Stocks (Identified Cost, $204,408,442)		$443,228,678
Investment Companies (h) – 1.2%
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $5,353,682)	5,353,682	$ 5,353,682
Collateral for Securities Loaned – 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03% (j) (Identified Cost, $449,544)	449,544	$ 449,544
Other Assets, Less Liabilities – (0.1)%		(340,195)
Net Assets – 100.0%		$448,691,709
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $5,353,682 and $443,678,222, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust
SPAC	Special Purpose Acquisition Company
See Notes to Financial Statements
11

MFS Mid Cap Growth Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value, including $1,157,743 of securities on loan (identified cost, $204,857,986)	$443,678,222
Investments in affiliated issuers, at value (identified cost, $5,353,682)	5,353,682
Receivables for
Fund shares sold	414,811
Interest and dividends	75,228
Other assets	1,714
Total assets	$449,523,657
Liabilities
Payables for
Fund shares reacquired	$278,842
Collateral for securities loaned, at value (c)	449,544
Payable to affiliates
Investment adviser	18,077
Administrative services fee	387
Shareholder servicing costs	331
Distribution and/or service fees	1,951
Payable for independent Trustees' compensation	12
Accrued expenses and other liabilities	82,804
Total liabilities	$831,948
Net assets	$448,691,709
Net assets consist of
Paid-in capital	$158,913,732
Total distributable earnings (loss)	289,777,977
Net assets	$448,691,709
Shares of beneficial interest outstanding	39,791,523
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$306,174,493	26,128,276	$11.72
Service Class	142,517,216	13,663,247	10.43
(c)	Non-cash collateral is not included.
See Notes to Financial Statements
12

MFS Mid Cap Growth Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$1,573,635
Other	13,101
Income on securities loaned	2,240
Dividends from affiliated issuers	1,361
Foreign taxes withheld	(23,059)
Total investment income	$1,567,278
Expenses
Management fee	$3,302,399
Distribution and/or service fees	337,094
Shareholder servicing costs	25,496
Administrative services fee	68,011
Independent Trustees' compensation	8,187
Custodian fee	23,916
Shareholder communications	27,411
Audit and tax fees	59,915
Legal fees	2,840
Miscellaneous	28,333
Total expenses	$3,883,602
Reduction of expenses by investment adviser	(55,794)
Net expenses	$3,827,808
Net investment income (loss)	$(2,260,530)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$53,344,147
Foreign currency	1,019
Net realized gain (loss)	$53,345,166
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$7,701,811
Translation of assets and liabilities in foreign currencies	(3,702)
Net unrealized gain (loss)	$7,698,109
Net realized and unrealized gain (loss)	$61,043,275
Change in net assets from operations	$58,782,745
See Notes to Financial Statements
13

MFS Mid Cap Growth Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$(2,260,530)	$(1,271,494)
Net realized gain (loss)	53,345,166	88,862,036
Net unrealized gain (loss)	7,698,109	39,918,078
Change in net assets from operations	$58,782,745	$127,508,620
Total distributions to shareholders	$(88,068,256)	$(29,460,280)
Change in net assets from fund share transactions	$34,144,282	$(48,232,077)
Total change in net assets	$4,858,771	$49,816,263
Net assets
At beginning of period	443,832,938	394,016,675
At end of period	$448,691,709	$443,832,938
See Notes to Financial Statements
14

MFS Mid Cap Growth Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$12.64	$9.96	$8.23	$9.51	$7.96
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.03)	$(0.01)	$(0.02)	$(0.01)
Net realized and unrealized gain (loss)	1.78	3.53	3.10	0.39	2.11
Total from investment operations	$1.73	$3.50	$3.09	$0.37	$2.10
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$(0.01)
From net realized gain	(2.65)	(0.82)	(1.36)	(1.65)	(0.54)
Total distributions declared to shareholders	$(2.65)	$(0.82)	$(1.36)	$(1.65)	$(0.55)
Net asset value, end of period (x)	$11.72	$12.64	$9.96	$8.23	$9.51
Total return (%) (k)(r)(s)(x)	14.11	36.48	38.66	1.24	27.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.81	0.81	0.81	0.81	0.81
Expenses after expense reductions	0.79	0.80	0.80	0.80	0.80
Net investment income (loss)	(0.44)	(0.26)	(0.07)	(0.18)	(0.15)
Portfolio turnover	18	40	17	21	32
Net assets at end of period (000 omitted)	$306,174	$311,988	$290,512	$247,614	$297,463
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$11.53	$9.17	$7.68	$8.99	$7.56
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.05)	$(0.03)	$(0.04)	$(0.03)
Net realized and unrealized gain (loss)	1.63	3.23	2.88	0.38	2.00
Total from investment operations	$1.55	$3.18	$2.85	$0.34	$1.97
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(2.65)	(0.82)	(1.36)	(1.65)	(0.54)
Total distributions declared to shareholders	$(2.65)	$(0.82)	$(1.36)	$(1.65)	$(0.54)
Net asset value, end of period (x)	$10.43	$11.53	$9.17	$7.68	$8.99
Total return (%) (k)(r)(s)(x)	13.88	36.12	38.28	0.95	26.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.06	1.06	1.06	1.06	1.06
Expenses after expense reductions	1.04	1.05	1.05	1.05	1.05
Net investment income (loss)	(0.68)	(0.51)	(0.32)	(0.43)	(0.40)
Portfolio turnover	18	40	17	21	32
Net assets at end of period (000 omitted)	$142,517	$131,845	$103,504	$86,560	$100,052

See Notes to Financial Statements
15

MFS Mid Cap Growth Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Mid Cap Growth Series
Notes to Financial Statements
(1)  Business and Organization
MFS Mid Cap Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and
17

MFS Mid Cap Growth Series
Notes to Financial Statements  - continued
method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$392,683,570	$158,139	$—	$392,841,709
Canada	11,690,680	—	—	11,690,680
Netherlands	10,378,214	—	—	10,378,214
Israel	8,921,689	—	—	8,921,689
United Kingdom	8,661,657	—	—	8,661,657
Ireland	8,468,437	—	—	8,468,437
Denmark	2,266,292	—	—	2,266,292
Mutual Funds	5,803,226	—	—	5,803,226
Total	$448,873,765	$158,139	$—	$449,031,904
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $1,157,743. The fair value of the fund's investment securities on loan and a related liability of $449,544 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $753,507 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
18

MFS Mid Cap Growth Series
Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$1,064,357	$1,520,227
Long-term capital gains	87,003,899	27,940,053
Total distributions	$88,068,256	$29,460,280
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$210,631,555
Gross appreciation	240,895,351
Gross depreciation	(2,495,002)
Net unrealized appreciation (depreciation)	$238,400,349
Undistributed long-term capital gain	51,376,055
Other temporary differences	1,573
Total distributable earnings (loss)	$289,777,977
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
19

MFS Mid Cap Growth Series
Notes to Financial Statements  - continued
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$58,981,786	$20,588,572
Service Class	29,086,470	8,871,708
Total	$88,068,256	$29,460,280
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $55,794, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $24,401, which equated to 0.0055% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $1,095.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0154% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in sale transactions pursuant to this policy, which amounted to $277,311. The sales transactions resulted in net realized gains (losses) of $165,250.
20

MFS Mid Cap Growth Series
Notes to Financial Statements  - continued
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $13,039, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $80,590,092 and $139,597,580, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,674,624	$20,742,554	2,228,807	$21,405,127
Service Class	2,631,304	29,113,983	3,158,059	30,335,847
	4,305,928	$49,856,537	5,386,866	$51,740,974
Shares issued to shareholders in reinvestment of distributions
Initial Class	5,081,448	$58,385,837	1,877,652	$20,372,526
Service Class	2,840,476	29,086,470	895,228	8,871,708
	7,921,924	$87,472,307	2,772,880	$29,244,234
Shares reacquired
Initial Class	(5,317,486)	$(66,831,580)	(8,598,413)	$(91,175,151)
Service Class	(3,239,455)	(36,352,982)	(3,909,750)	(38,042,134)
	(8,556,941)	$(103,184,562)	(12,508,163)	$(129,217,285)
Net change
Initial Class	1,438,586	$12,296,811	(4,491,954)	$(49,397,498)
Service Class	2,232,325	21,847,471	143,537	1,165,421
	3,670,911	$34,144,282	(4,348,417)	$(48,232,077)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 21%, 7%, and 4%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $1,648 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
21

MFS Mid Cap Growth Series
Notes to Financial Statements  - continued
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,635,619	$77,829,935	$75,111,872	$—	$—	$5,353,682
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,361	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
22

MFS Mid Cap Growth Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Mid Cap Growth Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Growth Series (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
23

MFS Mid Cap Growth Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

24

MFS Mid Cap Growth Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
25

MFS Mid Cap Growth Series
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Eric Braz Eric Fischman Paul Gordon
26

MFS Mid Cap Growth Series
Board Review of Investment Advisory Agreement
MFS Mid Cap Growth Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
27

MFS Mid Cap Growth Series
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
28

MFS Mid Cap Growth Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $95,705,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2021
MFS®  New Discovery Series
MFS® Variable Insurance Trust
VND-ANN

MFS® New Discovery Series
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Series
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS New Discovery Series
Portfolio Composition
Portfolio structure
Top ten holdings
Leslie's, Inc.	2.1%
AZEK Co., Inc.	2.1%
Rapid7, Inc.	2.1%
CACI International, Inc., “A”	2.0%
EVO Payments, Inc., “A”	2.0%
STAG Industrial, Inc., REIT	1.9%
ExlService Holdings, Inc.	1.8%
Q2 Holdings, Inc.	1.7%
Hamilton Lane, Inc., “A”	1.7%
WNS (Holdings) Ltd., ADR	1.7%

GICS equity sectors (g)
Information Technology	31.1%
Industrials	18.5%
Health Care	16.3%
Consumer Discretionary	10.9%
Financials	7.9%
Materials	4.1%
Real Estate	3.7%
Communication Services	2.3%
Consumer Staples	1.6%
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS New Discovery Series
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS New Discovery Series (fund) provided a total return of 1.80%, while Service Class shares of the fund provided a total return of 1.57%. These compare with a return of 2.83% over the same period for the fund’s benchmark, the Russell 2000® Growth Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Stock selection in the information technology sector detracted from performance relative to the Russell 2000® Growth Index, led by the fund’s holdings of critical event notification software provider Everbridge(b) and biopharmaceutical company Vertex Inc.(b)(h). The share price of Everbridge declined sharply, late in the period, as the company announced the resignation of its CEO and a disappointing fiscal year 2022 sales outlook. The timing of the fund's ownership in shares of IT service management company Remitly, and its overweight position in cloud-based virtual banking solutions provider Q2 Holdings, also weakened relative returns.
Stock selection in the industrials sector held back relative performance, primarily driven by the timing of the fund's ownership in shares of Array Technologies(h), a manufacturer of ground-mounting systems for solar energy projects. The stock price of Array Technologies declined as the company announced that earnings per share would miss market expectations due to a spike in steel, ocean freight and road freight prices.
Elsewhere, the fund’s holdings of online behavioral healthcare company Talkspace(b), digital insurance platform Metromile(b)(h), car sales website Vroom(b) and alternative dairy products company Oatly Group(b) (Sweden) hindered relative results. An overweight position in medical products company Acutus Medical(h) further dampened the fund’s relative performance.
Contributors to Performance
An underweight position in the health care sector contributed to relative results. Within this sector, holdings of clinical research outsourcers ICON(b) (Ireland) and PRA Health Sciences(b)(h) were among the fund’s top relative contributors for the reporting period. The stock price of ICON advanced following the company's acquisition of PRA Health Sciences, and after management reported solid financial results, driven by strong revenue growth from net business wins.
Stock selection and, to a lesser extent, an overweight position in the real estate sector benefited relative performance, led by the timing of the fund's ownership in shares of real estate investment trust Stag Industrial.
3

MFS New Discovery Series
Management Review - continued
Stocks in other sectors that aided relative returns included the fund’s holdings of global payment solutions provider Nuvei(b) (Canada), digital outsourcing services provider TaskUs(b), technology services provider Endava(b), and backup power generation equipment manufacturer Generac Holdings(b)(h). The stock price of Nuvei advanced as the company delivered strong financial results, and as management raised both its outlook and its medium to long-term revenue target. The fund's overweight positions in internet-based mailing and shipping solutions company Stamps.com(h) and operations management and analytics company ExlService also helped relative performance.
Respectfully,
Portfolio Manager(s)
Michael Grossman
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS New Discovery Series
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/01/98	1.80%	21.30%	16.15%
Service Class	5/01/00	1.57%	21.00%	15.87%
Comparative benchmark(s)
Russell 2000® Growth Index (f)	2.83%	14.53%	14.14%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 2000® Growth Index(h) - constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
5

MFS New Discovery Series
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS New Discovery Series
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.87%	$1,000.00	$935.10	$4.24
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
Service Class	Actual	1.12%	$1,000.00	$933.85	$5.46
	Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS New Discovery Series
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 96.4%
Aerospace & Defense – 2.0%
CACI International, Inc., “A” (a)	75,712	$ 20,382,427
Airlines – 1.3%
JetBlue Airways Corp. (a)	929,583	$ 13,237,262
Apparel Manufacturers – 2.1%
Allbirds, Inc., “A” (a)	244,147	$ 3,681,737
On Holding AG (a)	70,405	2,662,013
Skechers USA, Inc., “A” (a)	346,726	15,047,908
		$21,391,658
Automotive – 0.8%
Visteon Corp. (a)	70,997	$ 7,890,607
Biotechnology – 5.0%
Abcam PLC (a)	409,932	$ 9,615,783
Adaptive Biotechnologies Corp. (a)	132,983	3,731,503
AlloVir, Inc. (a)	172,795	2,235,967
BioAtla, Inc. (a)	109,945	2,158,220
BioXcel Therapeutics, Inc. (a)	93,286	1,896,504
Immunocore Holdings PLC, ADR (a)	74,965	2,566,802
Lyell Immunopharma, Inc. (a)	219,289	1,697,297
MaxCyte, Inc. (a)	399,634	4,072,270
Neurocrine Biosciences, Inc. (a)	46,259	3,939,879
Olink Holding AB (a)(l)	109,318	1,989,588
Oxford Nanopore Technologies PLC (a)	314,472	2,971,062
Prelude Therapeutics, Inc. (a)	106,122	1,321,219
Recursion Pharmaceuticals, Inc. (a)	285,781	4,895,429
Sana Biotechnology, Inc. (a)	169,125	2,618,055
Twist Bioscience Corp. (a)	52,699	4,078,376
		$49,787,954
Brokerage & Asset Managers – 4.7%
Focus Financial Partners, “A” (a)	223,350	$ 13,338,462
GCM Grosvenor, Inc.	246,377	2,586,959
GCM Grosvenor, Inc. (PIPE) (a)	409,801	4,302,910
Hamilton Lane, Inc., “A”	165,981	17,198,951
WisdomTree Investments, Inc.	1,657,707	10,145,167
		$47,572,449
Business Services – 14.0%
Endava PLC, ADR (a)	58,004	$ 9,740,032
EVO Payments, Inc., “A” (a)	780,539	19,981,798
ExlService Holdings, Inc. (a)	122,826	17,781,520
Keywords Studios PLC	363,386	14,470,554
LegalZoom.com, Inc. (a)	409,285	6,577,210
Payoneer Global, Inc. (a)	1,220,758	8,972,571
Remitly Global, Inc. (a)	698,566	14,404,431
TaskUs, Inc., “A” (a)	203,819	10,998,073
Thoughtworks Holding, Inc. (a)	499,134	13,381,783
TriNet Group, Inc. (a)	82,090	7,819,893
WNS (Holdings) Ltd., ADR (a)	191,672	16,909,304
		$141,037,169
8

MFS New Discovery Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Chemicals – 2.5%
Element Solutions, Inc.	590,661	$ 14,341,249
Ingevity Corp. (a)	153,501	11,006,022
		$25,347,271
Computer Software – 11.2%
8x8, Inc. (a)	349,477	$ 5,857,234
Alkami Technology, Inc. (a)	500,568	10,041,394
Avalara, Inc. (a)	50,052	6,462,214
Definitive Healthcare Corp. (a)	151,225	4,132,979
DoubleVerify Holdings, Inc. (a)	297,030	9,885,158
Everbridge, Inc. (a)	156,623	10,545,427
Expensify, Inc., “A” (a)	102,904	4,527,776
nCino, Inc. (a)	134,953	7,403,521
Open Lending Corp., “A” (a)	579,006	13,016,055
Pagerduty, Inc. (a)	233,477	8,113,326
Paycor HCM, Inc. (a)	507,675	14,626,117
Paylocity Holding Corp. (a)	25,693	6,067,659
Ping Identity Holding Corp. (a)	164,059	3,753,670
Procore Technologies, Inc. (a)	107,528	8,599,014
		$113,031,544
Computer Software - Systems – 5.6%
Five9, Inc. (a)	52,596	$ 7,222,482
Nuvei Corp. (a)	164,258	10,673,485
Q2 Holdings, Inc. (a)	218,434	17,352,397
Rapid7, Inc. (a)	176,823	20,810,299
		$56,058,663
Construction – 3.5%
AZEK Co., Inc. (a)	459,588	$ 21,251,349
Latch, Inc. (a)(l)	909,833	6,887,436
Trex Co., Inc. (a)	49,393	6,669,537
		$34,808,322
Consumer Services – 2.6%
Boyd Group Services, Inc.	39,725	$ 6,268,947
Bright Horizons Family Solutions, Inc. (a)	55,280	6,958,646
European Wax Center, Inc., “A” (a)	176,714	5,363,270
F45 Training Holdings, Inc. (a)	696,367	7,583,437
		$26,174,300
Electrical Equipment – 3.3%
Advanced Drainage Systems, Inc.	68,969	$ 9,388,750
Littlefuse, Inc.	24,051	7,568,368
Sensata Technologies Holding PLC (a)	259,133	15,985,915
		$32,943,033
Electronics – 1.5%
Advanced Energy Industries, Inc.	166,652	$ 15,175,331
Entertainment – 1.7%
Manchester United PLC, “A”	693,362	$ 9,873,475
Vivid Seats, Inc., “A” (l)	699,218	7,607,492
		$17,480,967
9

MFS New Discovery Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 1.6%
Duckhorn Portfolio, Inc. (a)	309,231	$ 7,217,452
Dutch Bros, Inc., “A” (a)	65,230	3,320,859
Laird Superfood, Inc. (a)	31,975	416,954
Oatly Group AB, ADR (a)	645,921	5,141,531
		$16,096,796
Gaming & Lodging – 1.4%
Genius Sports Ltd. (a)	806,676	$ 6,130,738
Penn National Gaming, Inc. (a)	145,559	7,547,234
		$13,677,972
Leisure & Toys – 1.3%
Malibu Boats, Inc., “A” (a)	196,061	$ 13,475,273
Machinery & Tools – 2.3%
Hydrofarm Holdings Group, Inc. (a)	300,198	$ 8,492,601
Ritchie Bros. Auctioneers, Inc.	241,689	14,793,784
		$23,286,385
Medical & Health Technology & Services – 5.0%
Certara, Inc. (a)	509,452	$ 14,478,626
Guardant Health, Inc. (a)	42,125	4,213,342
HealthEquity, Inc. (a)	157,443	6,965,278
ICON PLC (a)	20,437	6,329,339
Syneos Health, Inc. (a)	160,190	16,448,309
Talkspace, Inc. (a)(l)	773,811	1,524,408
		$49,959,302
Medical Equipment – 3.8%
Gerresheimer AG	135,291	$ 13,046,235
Maravai Lifesciences Holdings, Inc., “A” (a)	204,829	8,582,335
Nevro Corp. (a)	70,716	5,732,946
OptiNose, Inc. (a)(l)	411,282	666,277
Outset Medical, Inc. (a)	104,603	4,821,152
PROCEPT BioRobotics Corp. (a)	119,979	3,000,675
Silk Road Medical, Inc. (a)	61,960	2,640,116
		$38,489,736
Other Banks & Diversified Financials – 1.9%
First Interstate BancSystem, Inc.	238,373	$ 9,694,630
Prosperity Bancshares, Inc.	126,719	9,161,784
		$18,856,414
Pharmaceuticals – 2.0%
Annexon, Inc. (a)	164,351	$ 1,888,393
Collegium Pharmaceutical, Inc. (a)	169,553	3,167,250
Harmony Biosciences Holdings (a)	123,261	5,255,849
SpringWorks Therapeutics, Inc. (a)	89,727	5,561,279
Turning Point Therapeutics, Inc. (a)	78,914	3,764,198
		$19,636,969
Pollution Control – 1.0%
GFL Environmental, Inc.	274,561	$ 10,392,134
10

MFS New Discovery Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – 3.8%
Big Yellow Group PLC, REIT	331,910	$ 7,668,813
Innovative Industrial Properties, Inc., REIT	42,370	11,139,497
STAG Industrial, Inc., REIT	395,604	18,973,168
		$37,781,478
Specialty Chemicals – 1.5%
Axalta Coating Systems Ltd. (a)	468,134	$ 15,504,598
Specialty Stores – 5.5%
ACV Auctions, Inc. (a)	827,366	$ 15,587,574
Leslie's, Inc. (a)	907,840	21,479,494
Petco Health & Wellness Co., Inc. (a)	357,139	7,067,781
ThredUp, Inc. (a)	401,029	5,117,130
Vroom, Inc. (a)	521,726	5,629,424
		$54,881,403
Trucking – 2.7%
CryoPort, Inc. (a)	95,552	$ 5,653,812
Knight-Swift Transportation Holdings, Inc.	244,210	14,882,157
Schneider National, Inc.	243,069	6,540,987
		$27,076,956
Utilities - Electric Power – 0.8%
Shoals Technologies Group, Inc. (a)	321,092	$ 7,802,536
Total Common Stocks (Identified Cost, $839,116,645)		$ 969,236,909
Investment Companies (h) – 3.5%
Money Market Funds – 3.5%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $34,793,849)	34,793,849	$ 34,793,849
Collateral for Securities Loaned – 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03% (j) (Identified Cost, $2,949,700)	2,949,700	$ 2,949,700
Other Assets, Less Liabilities – (0.2)%		(1,696,405)
Net Assets – 100.0%		$1,005,284,053
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $34,793,849 and $972,186,609, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust
See Notes to Financial Statements
11

MFS New Discovery Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value, including $3,716,342 of securities on loan (identified cost, $842,066,345)	$972,186,609
Investments in affiliated issuers, at value (identified cost, $34,793,849)	34,793,849
Cash	1,331,914
Receivables for
Fund shares sold	481,129
Interest and dividends	722,489
Receivable from investment adviser	32,591
Other assets	3,790
Total assets	$1,009,552,371
Liabilities
Payables for
Fund shares reacquired	$1,087,957
Collateral for securities loaned, at value (c)	2,949,700
Payable to affiliates
Administrative services fee	794
Shareholder servicing costs	820
Distribution and/or service fees	7,834
Payable for independent Trustees' compensation	126
Accrued expenses and other liabilities	221,087
Total liabilities	$4,268,318
Net assets	$1,005,284,053
Net assets consist of
Paid-in capital	$641,712,267
Total distributable earnings (loss)	363,571,786
Net assets	$1,005,284,053
Shares of beneficial interest outstanding	47,430,074
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$433,168,146	18,589,828	$23.30
Service Class	572,115,907	28,840,246	19.84
(c)	Non-cash collateral is not included.
See Notes to Financial Statements
12

MFS New Discovery Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$4,628,647
Income on securities loaned	239,120
Other	142,728
Dividends from affiliated issuers	12,022
Foreign taxes withheld	(131,270)
Total investment income	$4,891,247
Expenses
Management fee	$9,600,020
Distribution and/or service fees	1,513,901
Shareholder servicing costs	54,789
Administrative services fee	150,108
Independent Trustees' compensation	16,779
Custodian fee	64,854
Shareholder communications	124,985
Audit and tax fees	60,685
Legal fees	6,377
Miscellaneous	34,995
Total expenses	$11,627,493
Reduction of expenses by investment adviser	(761,088)
Net expenses	$10,866,405
Net investment income (loss)	$(5,975,158)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$250,727,927
Affiliated issuers	30
Foreign currency	11,017
Net realized gain (loss)	$250,738,974
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(224,995,635)
Affiliated issuers	(31)
Translation of assets and liabilities in foreign currencies	(7,627)
Net unrealized gain (loss)	$(225,003,293)
Net realized and unrealized gain (loss)	$25,735,681
Change in net assets from operations	$19,760,523
See Notes to Financial Statements
13

MFS New Discovery Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$(5,975,158)	$(3,663,059)
Net realized gain (loss)	250,738,974	176,399,666
Net unrealized gain (loss)	(225,003,293)	163,806,112
Change in net assets from operations	$19,760,523	$336,542,719
Total distributions to shareholders	$(180,031,167)	$(81,295,168)
Change in net assets from fund share transactions	$114,963,905	$(20,182,105)
Total change in net assets	$(45,306,739)	$235,065,446
Net assets
At beginning of period	1,050,590,792	815,525,346
At end of period	$1,005,284,053	$1,050,590,792
See Notes to Financial Statements
14

MFS New Discovery Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$26.96	$20.28	$17.46	$20.10	$16.18
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.11)	$(0.06)	$(0.07)	$(0.09)	$(0.07)
Net realized and unrealized gain (loss)	0.92	8.84	6.89	0.35	4.34
Total from investment operations	$0.81	$8.78	$6.82	$0.26	$4.27
Less distributions declared to shareholders
From net realized gain	$(4.47)	$(2.10)	$(4.00)	$(2.90)	$(0.35)
Net asset value, end of period (x)	$23.30	$26.96	$20.28	$17.46	$20.10
Total return (%) (k)(r)(s)(x)	1.80	45.89	41.70	(1.48)	26.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.94	0.95	0.95	0.96	0.97
Expenses after expense reductions	0.87	0.91	0.94	0.94	0.94
Net investment income (loss)	(0.42)	(0.30)	(0.33)	(0.43)	(0.37)
Portfolio turnover	79	80	54	71	58
Net assets at end of period (000 omitted)	$433,168	$465,663	$343,133	$272,039	$316,949
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$23.61	$18.02	$15.91	$18.57	$15.01
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.16)	$(0.10)	$(0.11)	$(0.13)	$(0.10)
Net realized and unrealized gain (loss)	0.86	7.79	6.22	0.37	4.01
Total from investment operations	$0.70	$7.69	$6.11	$0.24	$3.91
Less distributions declared to shareholders
From net realized gain	$(4.47)	$(2.10)	$(4.00)	$(2.90)	$(0.35)
Net asset value, end of period (x)	$19.84	$23.61	$18.02	$15.91	$18.57
Total return (%) (k)(r)(s)(x)	1.57	45.58	41.27	(1.72)	26.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.19	1.20	1.20	1.21	1.22
Expenses after expense reductions	1.12	1.16	1.19	1.19	1.19
Net investment income (loss)	(0.66)	(0.56)	(0.58)	(0.68)	(0.62)
Portfolio turnover	79	80	54	71	58
Net assets at end of period (000 omitted)	$572,116	$584,928	$472,393	$358,912	$432,897
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS New Discovery Series
Notes to Financial Statements
(1)  Business and Organization
MFS New Discovery Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the
16

MFS New Discovery Series
Notes to Financial Statements  - continued
issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$807,833,838	$4,302,910	$—	$812,136,748
United Kingdom	63,037,259	—	—	63,037,259
Canada	42,128,350	—	—	42,128,350
India	16,909,304	—	—	16,909,304
Germany	13,046,235	—	—	13,046,235
Philippines	10,998,073	—	—	10,998,073
Ireland	6,329,339	—	—	6,329,339
Switzerland	2,662,013	—	—	2,662,013
Sweden	1,989,588	—	—	1,989,588
Mutual Funds	37,743,549	—	—	37,743,549
Total	$1,002,677,548	$4,302,910	$—	$1,006,980,458
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $3,716,342. The fair value of the fund's investment securities on loan and a related liability of $2,949,700 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $938,166 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated
17

MFS New Discovery Series
Notes to Financial Statements  - continued
between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$67,762,150	$24,424,056
Long-term capital gains	112,269,017	56,871,112
Total distributions	$180,031,167	$81,295,168
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$888,953,339
Gross appreciation	222,302,488
Gross depreciation	(104,275,369)
Net unrealized appreciation (depreciation)	$118,027,119
Undistributed ordinary income	79,284,962
Undistributed long-term capital gain	166,256,683
Other temporary differences	3,022
Total distributable earnings (loss)	$363,571,786
18

MFS New Discovery Series
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$72,327,744	$31,864,295
Service Class	107,703,423	49,430,873
Total	$180,031,167	$81,295,168
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion	0.80%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $136,059, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.88% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.87% of average daily net assets for the Initial Class shares and 1.12% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, this reduction amounted to $625,029, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $51,417, which equated to 0.0048% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $3,372.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0140% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
19

MFS New Discovery Series
Notes to Financial Statements  - continued
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $1,684,680.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $142,610, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $825,096,675 and $899,324,409, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,685,787	$45,986,516	3,294,260	$68,896,127
Service Class	5,330,620	125,627,263	3,845,873	70,163,983
	7,016,407	$171,613,779	7,140,133	$139,060,110
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,879,289	$72,327,744	1,481,371	$31,864,295
Service Class	5,030,520	107,703,423	2,622,328	49,430,873
	7,909,809	$180,031,167	4,103,699	$81,295,168
Shares reacquired
Initial Class	(3,248,656)	$(88,338,013)	(4,425,268)	$(93,651,928)
Service Class	(6,295,130)	(148,343,028)	(7,901,694)	(146,885,455)
	(9,543,786)	$(236,681,041)	(12,326,962)	$(240,537,383)
Net change
Initial Class	1,316,420	$29,976,247	350,363	$7,108,494
Service Class	4,066,010	84,987,658	(1,433,493)	(27,290,599)
	5,382,430	$114,963,905	(1,083,130)	$(20,182,105)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio was the owner of record of approximately 2% of the value of outstanding voting shares of the fund. In addition, the MFS Growth Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established
20

MFS New Discovery Series
Notes to Financial Statements  - continued
unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $4,100 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$31,899,306	$414,499,554	$411,605,010	$30	$(31)	$34,793,849
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$12,022	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
21

MFS New Discovery Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS New Discovery Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS New Discovery Series (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
22

MFS New Discovery Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

23

MFS New Discovery Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
24

MFS New Discovery Series
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Michael Grossman
25

MFS New Discovery Series
Board Review of Investment Advisory Agreement
MFS New Discovery Series
 The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
 In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
 In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
 The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
             Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
26

MFS New Discovery Series
Board Review of Investment Advisory Agreement - continued
 In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
 In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
 The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
 The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
 The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
 After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
 In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
 The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
 The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
27

MFS New Discovery Series
Board Review of Investment Advisory Agreement - continued
 Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
28

MFS New Discovery Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $123,496,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 3.17% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2021
MFS®  Total Return Bond Series
MFS® Variable Insurance Trust
VFB-ANN

MFS® Total Return Bond Series
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Bond Series
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Total Return Bond Series
Portfolio Composition
Portfolio structure reflecting equivalent exposure of derivative positions (i)
Fixed income sectors (i)
Investment Grade Corporates	31.7%
Mortgage-Backed Securities	19.6%
U.S. Treasury Securities	16.4%
High Yield Corporates	10.3%
Commercial Mortgage-Backed Securities	9.9%
Collateralized Debt Obligations	8.7%
Emerging Markets Bonds	3.0%
Municipal Bonds	2.7%
U.S. Government Agencies	1.1%
Asset-Backed Securities	0.8%
Residential Mortgage-Backed Securities	0.5%
Non-U.S. Government Bonds	0.2%
Composition including fixed income credit quality (a)(i)
AAA	11.4%
AA	4.9%
A	12.2%
BBB	26.9%
BB	9.6%
B	2.8%
C (o)	0.0%
U.S. Government	10.5%
Federal Agencies	20.7%
Not Rated	5.9%
Cash & Cash Equivalents	0.9%
Other	(5.8)%
Portfolio facts (i)
Average Duration (d)	6.3
Average Effective Maturity (m)	7.0 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
2

MFS Total Return Bond Series
Portfolio Composition - continued
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
3

MFS Total Return Bond Series
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Total Return Bond Series (fund) provided a total return of -0.81%, while Service Class shares of the fund provided a total return of -1.07%. These compare with a return of -1.54% over the same period for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Factors Affecting Performance
Relative to the Bloomberg U.S. Aggregate Bond Index, the fund’s asset allocation decisions benefited relative performance. From a sector perspective, the fund's out-of-benchmark positions in both the collateralized mortgage obligation (CMO) and municipal sectors, combined with its overweight allocation to the industrials sector and underweight position in the mortgage-backed security (MBS) agency fixed rate sector, aided relative returns. From a quality perspective, the fund's out-of-benchmark exposure to both 'BB' rated(r) and non-rated bonds, as well as its underweight position in the 'A' rated quality segment, further supported relative results.
The fund's shorter relative duration(d) stance also aided relative performance as interest rates generally rose during the reporting period.
Conversely, the fund's positioning along the yield curve(y), notably its lesser average exposure to the 30-year key rate, detracted from relative returns.
Bond selection within both the industrials and government-related local authority sectors also dampened relative results.
Respectfully,
Portfolio Manager(s)
Alexander Mackey and Joshua Marston
Note to Contract Owners: Effective June 30, 2021, Robert Persons is no longer a Portfolio Manager of the fund.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Total Return Bond Series
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/24/95	(0.81)%	4.14%	3.65%
Service Class	5/01/00	(1.07)%	3.87%	3.39%
Comparative benchmark(s)
Bloomberg U.S. Aggregate Bond Index (f)	(1.54)%	3.57%	2.90%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
5

MFS Total Return Bond Series
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Total Return Bond Series
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.53%	$1,000.00	$1,001.08	$2.67
	Hypothetical (h)	0.53%	$1,000.00	$1,022.53	$2.70
Service Class	Actual	0.78%	$1,000.00	$999.42	$3.93
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Total Return Bond Series
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 98.4%
Aerospace & Defense – 0.9%
Boeing Co., 2.196%, 2/04/2026	$6,236,000	$ 6,234,514
Boeing Co., 5.15%, 5/01/2030	1,704,000	1,985,332
Boeing Co., 5.705%, 5/01/2040	1,595,000	2,048,630
Boeing Co., 5.805%, 5/01/2050	1,550,000	2,098,895
TransDigm, Inc., 4.625%, 1/15/2029	5,462,000	5,443,866
		$17,811,237
Asset-Backed & Securitized – 19.8%
ACREC 2021-FL1 Ltd., “C”, FLR, 2.253% (LIBOR - 1mo. + 2.15%), 10/16/2036 (n)	$2,546,000	$ 2,534,383
ACREC 2021-FL1 Ltd., “D”, FLR, 2.753% (LIBOR - 1mo. + 2.65%), 10/16/2036 (n)	3,070,500	3,056,323
Acres PLC, 2021-FL2, “C”, FLR, 2.743% (LIBOR - 1mo. + 2.65%), 1/15/2037 (z)	3,129,000	3,129,013
Allegro CLO Ltd., 2014-1RA, “A2”, FLR, 1.729% (LIBOR - 3mo. + 1.6%), 10/21/2028 (n)	5,554,267	5,570,669
Arbor Realty Trust, Inc., CLO, 2021-FL4, “C”, FLR, 2.39% (LIBOR - 1mo. + 2.3%), 11/15/2036 (n)	3,443,500	3,440,271
Arbor Realty Trust, Inc., CLO, 2018-FL1, “A”, FLR, 1.259% (LIBOR - 1mo. + 1.15%), 6/15/2028 (n)	7,720,000	7,717,584
Arbor Realty Trust, Inc., CLO, 2019-FL2, “AS”, FLR, 1.614% (LIBOR - 1mo. + 1.45%), 9/15/2034 (n)	980,500	980,194
Arbor Realty Trust, Inc., CLO, 2019-FL2, “B”, FLR, 1.914% (LIBOR - 1mo. + 1.75%), 9/15/2034 (n)	784,500	784,254
Arbor Realty Trust, Inc., CLO, 2020-FL1, “C”, FLR, 2.214% (LIBOR - 1mo. + 2.05%), 2/15/2035 (n)	3,529,000	3,524,589
Arbor Realty Trust, Inc., CLO, 2021-FL1, “C”, FLR, 2.109% (LIBOR - 1mo. + 2%), 12/15/2035 (n)	905,000	902,172
Arbor Realty Trust, Inc., CLO, 2021-FL1, “D”, FLR, 3.059% (LIBOR - 1mo. + 2.95%), 12/15/2035 (n)	831,500	829,422
Arbor Realty Trust, Inc., CLO, 2021-FL2, “B”, FLR, 1.71% (LIBOR - 1mo. + 1.6%), 5/15/2036 (n)	1,152,500	1,147,458
Arbor Realty Trust, Inc., CLO, 2021-FL3, “C”, FLR, 1.959% (LIBOR - 1mo. + 1.85%), 8/15/2034 (n)	1,740,000	1,732,483
Arbor Realty Trust, Inc., CLO, 2021-FL3, “D”, FLR, 2.31% (LIBOR - 1mo. + 2.2%), 8/15/2034 (n)	964,500	957,352
AREIT CRE Trust, 2019-CRE3, “A”, FLR, 1.184% (LIBOR - 1mo. + 1.02%), 9/14/2036 (n)	514,893	514,348
AREIT CRE Trust, 2019-CRE3, “B”, FLR, 1.714% (LIBOR - 1mo. + 1.55%), 9/14/2036 (n)	2,569,500	2,560,476
AREIT CRE Trust, 2019-CRE3, “C”, FLR, 2.064% (LIBOR - 1mo. + 1.9%), 9/14/2036 (n)	2,242,500	2,231,978
AREIT CRE Trust, 2019-CRE3, “D”, FLR, 2.814% (LIBOR - 1mo. + 2.65%), 9/14/2036 (n)	1,849,000	1,831,571
Atrium XII Corp., 2012-A, “B1R”, FLR, 1.478% (LIBOR - 3mo. + 1.35%), 4/22/2027 (n)	7,430,000	7,426,270
Bancorp Commercial Mortgage Trust, 2018-CRE3, “D”, FLR, 2.81% (LIBOR - 1mo. + 2.7%), 1/15/2033 (n)	1,510,706	1,503,455
Bancorp Commercial Mortgage Trust, 2019-CRE6, “B”, FLR, 1.714% (LIBOR - 1mo. + 1.55%), 9/15/2036 (n)	8,289,572	8,258,134
Bancorp Commercial Mortgage Trust, 2019-CRE6, “D”, FLR, 2.464% (LIBOR - 1mo. + 2.54%), 9/15/2036 (n)	545,000	542,678
Barclays Commercial Mortgage Securities LLC, 2019-C5, “A4”, 3.063%, 11/15/2052	2,755,000	2,925,891
Bayview Commercial Asset Trust, 0%, 12/25/2036 (i)(z)	77,531	8
Bayview Financial Revolving Mortgage Loan Trust, FLR, 1.701% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	37,269	41,484
BDS Ltd., 2019-FL4, “A”, FLR, 1.209% (LIBOR - 1mo. + 1.10%), 8/15/2036 (n)	3,868,703	3,866,912
BDS Ltd., 2021-FL7, “B”, FLR, 1.607% (LIBOR - 1mo. + 1.5%), 6/16/2036 (n)	1,259,500	1,253,655
Bear Stearns Cos., Inc., “A2”, FLR, 1.001% (LIBOR - 1mo. + 0.45%), 12/25/2042	96,393	96,260
Benchmark Mortgage Trust, 2020-B18, “A5”, 1.925%, 7/15/2053	2,133,596	2,086,998
BSPDF 2021-FL1 Issuer Ltd., “B”, FLR, 1.909% (LIBOR - 1mo. + 1.8%), 10/15/2036 (n)	4,380,500	4,387,399
BSPRT Issuer Ltd., 2019-FL5, “C”, FLR, 2.109% (LIBOR - 1mo. + 2%), 5/15/2029 (n)	3,295,000	3,279,780
BSPRT Issuer Ltd., 2021-FL6, “B”, FLR, 1.709% (LIBOR - 1mo. + 1.6%), 3/15/2036 (n)	3,669,500	3,656,209
BSPRT Issuer Ltd., 2021-FL6, “C”, FLR, 2.159% (LIBOR - 1mo. + 2.05%), 3/15/2036 (n)	1,288,000	1,284,886
BSPRT Issuer Ltd., 2021-FL7, “C”, FLR, 2.4% (LIBOR - 1mo. + 2.3%), 12/15/2038 (n)	836,500	836,500
BSPRT Issuer, Ltd., 2021-FL7, “D”, FLR, 2.85% (LIBOR - 1mo. + 2.75%), 12/15/2038 (n)	952,500	952,500
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	1,546,425	1,544,095
Business Jet Securities LLC, 2021-1A, “B”, 2.918%, 4/15/2036 (n)	546,603	535,301
BXMT Ltd., 2020-FL2, “B”, FLR, 1.564% (LIBOR - 1mo. + 1.4%), 2/15/2038 (n)	1,731,000	1,725,049
Cantor Commercial Real Estate, 2019-CF2, “A5”, 2.874%, 11/15/2052	6,645,635	6,905,819
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	2,402,028	2,446,683
CHCP 2021-FL1 Ltd., “B”, FLR, 1.814% (LIBOR - 1mo. + 1.65%), 2/15/2038 (n)	1,102,500	1,098,446
CHCP 2021-FL1 Ltd., “C”, FLR, 2.264% (LIBOR - 1mo. + 2.1%), 2/15/2038 (n)	1,249,000	1,245,854
Citigroup Commercial Mortgage Trust, 2014-GC25, “A4”, 3.635%, 10/10/2047	3,128,793	3,289,457
Citigroup Commercial Mortgage Trust, 2016-P6, “A5”, 3.72%, 12/10/2049	1,754,000	1,894,719
Citigroup Commercial Mortgage Trust, 2019-C7, “A4”, 3.102%, 12/15/2072	790,000	840,546
CLNC Ltd., 2019-FL1, “B”, FLR, 2.064% (LIBOR - 1mo. + 1.9%), 8/20/2035 (n)	1,850,000	1,843,484
CLNC Ltd., 2019-FL1, “C”, FLR, 2.564% (LIBOR - 1mo. + 2.4%), 8/20/2035 (n)	3,006,500	2,989,798
8

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Commercial Mortgage Trust, 2012-CR2, “A4”, 3.147%, 8/15/2045	$3,950,000	$ 3,960,571
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	10,000,000	10,630,423
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	2,888,848	3,078,718
Credit Acceptance Auto Loan Trust, 2021-3A, “C”, 1.63%, 9/16/2030 (n)	523,000	515,571
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	2,695,346	2,840,559
Cutwater Ltd., 2014-1A, “BR”, FLR, 2.523% (LIBOR - 3mo. + 2.4%), 7/15/2026 (n)	3,135,000	3,121,288
Cutwater Ltd., 2015-1A, “BR”, FLR, 1.924% (LIBOR - 3mo. + 1.8%), 1/15/2029 (n)	10,770,000	10,659,823
DT Auto Owner Trust, 2019-2A, “C”, 3.18%, 2/18/2025 (n)	1,840,845	1,852,314
Exeter Automobile Receivables Trust, 2020-1A, 2.49%, 1/15/2025 (n)	1,905,000	1,920,306
GLS Auto Receivables Trust, 2020-1A, “A”, 2.17%, 2/15/2024 (n)	174,934	175,189
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	7,904,407	8,331,570
GS Mortgage Securities Trust, 2019-GSA1, “A4”, 3.047%, 11/10/2052	10,169,944	10,770,981
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 1.822% (LIBOR - 3mo. + 1.7%), 7/18/2031 (n)	6,545,000	6,474,085
Invitation Homes Trust, 2018-SFR1, “B”, FLR, 0.809% (LIBOR - 1mo. + 0.7%), 3/17/2037 (n)	8,643,857	8,643,856
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	12,188,428	12,726,014
JPMorgan Chase Commercial Mortgage Securities Corp., 5.65%, 7/15/2042 (n)	16,765	13,735
JPMorgan Chase Commercial Mortgage Securities Corp., 3.454%, 9/15/2050	7,520,623	8,072,123
JPMorgan Mortgage Trust, “A1”, 1.81%, 10/25/2033	75,206	76,288
LCCM 2021-FL2 Trust, “C”, FLR, 2.259% (LIBOR - 1mo. + 2.15%), 12/13/2038 (n)	1,985,500	1,985,492
Lehman Brothers Commercial Conduit Mortgage Trust, 0.904%, 2/18/2030 (i)	1,336	0
LoanCore Ltd., 2018-CRE1, “AS”, FLR, 1.609% (LIBOR - 1mo. + 1.5%), 5/15/2028 (n)	8,900,000	8,882,227
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.659% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	2,340,000	2,336,481
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.059% (LIBOR - 1mo. + 1.95%), 4/15/2034 (n)	1,836,900	1,830,732
LoanCore Ltd., 2018-CRE1/CRE3, “B”, FLR, 1.709% (LIBOR - 1mo. + 1.6%), 4/15/2034 (n)	1,873,800	1,869,706
LoanCore Ltd., 2019-CRE2, “D”, FLR, 2.56% (LIBOR - 1mo. + 2.45%), 5/15/2036 (n)	1,121,500	1,105,805
LoanCore Ltd., 2019-CRE3, “AS”, FLR, 1.48% (LIBOR - 1mo. + 1.37%), 4/15/2034 (n)	1,456,200	1,455,405
LoanCore Ltd., 2021-CRE5, “AS”, FLR, 1.859% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	5,666,000	5,659,014
LoanCore Ltd., 2021-CRE5, “B”, FLR, 2.11% (LIBOR - 1mo. + 2%), 7/15/2036 (n)	5,318,000	5,307,782
LoanCore Ltd., 2021-CRE6, “B”, FLR, 2.01% (LIBOR - 1mo. + 1.9%), 11/15/2038 (n)	9,970,000	9,969,472
Madison Park Funding Ltd., 2017- 23A, “CR”, FLR, 2.134% (LIBOR - 3mo. + 2%), 7/27/2031 (n)	5,894,060	5,891,078
Merrill Lynch Mortgage Investors, Inc., “A”, 2.021%, 5/25/2036	79,139	80,704
Merrill Lynch Mortgage Investors, Inc., “A5”, 1.915%, 4/25/2035	98,720	97,586
MF1 CLO Ltd., 2021-FL5, “C”, FLR, 1.864% (LIBOR - 1mo. + 1.7%), 7/15/2036 (n)	2,589,000	2,588,234
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, FLR, 2.264% (LIBOR - 1mo. + 2.1%), 11/15/2035 (n)	2,602,500	2,612,144
Morgan Stanley Bank of America/Merrill Lynch Trust, “A4”, 3.176%, 8/15/2045	4,668,180	4,683,875
Neuberger Berman CLO Ltd., 2013-15A, “CR2”, FLR, 1.974% (LIBOR - 3mo. + 1.85%), 10/15/2029 (n)	7,481,614	7,459,745
NextGear Floorplan Master Owner Trust, 2019-2A, “A2”, 2.07%, 10/15/2024 (n)	2,465,000	2,491,820
Oaktree CLO Ltd., 2019-1A, “BR”, FLR, 1.878% (LIBOR - 3mo. + 1.75%), 4/22/2030 (n)	5,000,000	4,991,515
Oaktree CLO Ltd., 2019-1A, “CR”, FLR, 2.478% (LIBOR - 3mo. + 2.35%), 4/22/2030 (n)	5,744,568	5,723,916
OCP CLO Ltd., 2015-9A, “A2R”, FLR, 1.474% (LIBOR - 3mo. + 1.35%), 7/15/2027 (n)	6,280,000	6,276,847
Palmer Square Loan Funding Ltd., 2020-1A, “A2”, FLR, 1.509% (LIBOR - 3mo. + 1.35%), 2/20/2028 (n)	3,930,000	3,913,219
Palmer Square Loan Funding Ltd., 2020-1A, “B”, FLR, 2.059% (LIBOR - 3mo. + 1.9%), 2/20/2028 (n)	3,453,628	3,394,056
Parallel Ltd., 2015-1A, “C1R”, FLR, 1.881% (LIBOR - 3mo. + 1.75%), 7/20/2027 (n)	1,680,000	1,680,270
Parallel Ltd., 2015-1A, “C2R”, FLR, 1.881% (LIBOR - 3mo. + 1.75%), 7/20/2027 (n)	1,810,000	1,799,520
PFP III Ltd., 2021-7, “B”, FLR, 1.507% (LIBOR - 1mo. + 1.4%), 4/14/2038 (n)	935,953	927,456
PFP III Ltd., 2021-7, “C”, FLR, 1.757% (LIBOR - 1mo. + 1.65%), 4/14/2038 (n)	1,640,418	1,630,549
Preferred Term Securities XIX Ltd., CDO, FLR, 0.552% (LIBOR - 3mo. + 0.35%), 12/22/2035 (n)	173,108	155,797
Race Point CLO Ltd., 2013-8A, “AR-2”, FLR, 1.199% (LIBOR - 3mo. + 1.04%), 2/20/2030 (n)	3,697,038	3,698,376
ReadyCap Commercial Mortgage Trust, 2021-FL7, “C”, FLR, 2.302% (LIBOR - 1mo. + 2.2%), 11/25/2036 (z)	1,340,000	1,337,926
ReadyCap Commercial Mortgage Trust, 2021-FL7, “D”, FLR, 3.052% (LIBOR - 1mo. + 2.95%), 11/25/2036 (z)	1,575,000	1,572,070
Residential Funding Mortgage Securities, Inc., FGIC, 4.481%, 12/25/2035	3,031	3,026
Santander Retail Auto Lease Trust, 2020-A, “C”, 2.08%, 3/20/2024 (n)	2,276,000	2,300,105
Securitized Term Auto Receivable Trust, 2019-CRTA, “B”, 2.453%, 3/25/2026 (n)	703,883	710,744
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	839,404	848,887
Starwood Commercial Mortgage, 2021-FL2, “C”, FLR, 2.208% (LIBOR - 1mo. + 2.1%), 4/18/2038 (n)	2,027,000	2,025,091
TICP CLO Ltd., 2018-IA, “A2”, FLR, 1.624% (LIBOR - 3mo. + 1.5%), 4/26/2028 (n)	6,750,828	6,750,931
UBS Commercial Mortgage Trust, 2017-C8, “A4”, 3.983%, 2/15/2051	5,865,766	6,491,782
9

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
UBS Commercial Mortgage Trust, 2019-C17, “A4”, 2.921%, 10/15/2052	$12,215,133	$ 12,793,786
Veros Auto Receivables Trust, 2020-1, “A”, 1.67%, 9/15/2023 (n)	179,014	179,088
Voya CLO Ltd., 2012-4A, “A2R3”, FLR, 1.574% (LIBOR - 3mo. + 1.45%), 10/15/2030 (n)	1,957,793	1,953,406
Voya CLO Ltd., 2012-4A, “BR3”, FLR, 2.074% (LIBOR - 3mo. + 1.95%), 10/15/2030 (n)	828,265	824,826
Voya CLO Ltd., 2012-4A, “C1R3”, FLR, 3.423% (LIBOR - 3mo. + 3.3%), 10/15/2030 (n)	1,187,823	1,169,755
Voya CLO Ltd., 2016-4A, “CR”, FLR, 2.281% (LIBOR - 3mo. + 2.15%), 7/20/2029 (n)	4,904,782	4,902,305
Wells Fargo Commercial Mortgage Trust, 2016-LC25, “A4”, 3.64%, 12/15/2059	13,071,416	14,122,983
Wells Fargo Commercial Mortgage Trust, 2017-C42, “A5”, 3.589%, 12/15/2050	3,970,000	4,316,237
Wells Fargo Commercial Mortgage Trust, 2018-C46, “A4”, 4.152%, 8/15/2051	1,430,000	1,600,598
Wells Fargo Commercial Mortgage Trust, 2019-C53, “A4”, 3.04%, 10/15/2052	10,239,837	10,865,420
Wells Fargo Commercial Mortgage Trust, 2019-C54, “A4”, 3.146%, 12/15/2052	4,898,000	5,235,913
Wells Fargo Commercial Mortgage Trust, 2020-C58, “A4”, 2.092%, 7/15/2053	3,745,000	3,706,611
Wind River CLO Ltd., 2015-2A, “CR”, FLR, 1.823% (LIBOR - 3mo. + 1.7%), 10/15/2027 (n)	975,000	976,216
		$391,252,753
Automotive – 0.2%
Hyundai Capital America, 2.375%, 10/15/2027 (n)	$1,982,000	$ 1,970,873
Volkswagen Group of America Finance LLC, 3.75%, 5/13/2030 (n)	2,118,000	2,314,325
		$4,285,198
Broadcasting – 0.9%
Discovery, Inc., 4.65%, 5/15/2050	$4,028,000	$ 4,725,268
Prosus N.V., 3.68%, 1/21/2030 (n)	4,905,000	5,048,031
WMG Acquisition Corp., 3%, 2/15/2031 (n)	8,700,000	8,330,250
		$18,103,549
Brokerage & Asset Managers – 1.3%
E*TRADE Financial Corp., 3.8%, 8/24/2027	$5,272,000	$ 5,729,663
E*TRADE Financial Corp., 4.5%, 6/20/2028	3,485,000	3,920,951
Intercontinental Exchange, Inc., 3.75%, 9/21/2028	2,249,000	2,483,656
Intercontinental Exchange, Inc., 2.1%, 6/15/2030	1,170,000	1,162,524
LPL Holdings, Inc., 4%, 3/15/2029 (n)	6,500,000	6,654,375
Raymond James Financial, Inc., 4.95%, 7/15/2046	4,683,000	5,960,084
		$25,911,253
Building – 0.8%
ABC Supply Co., Inc., 4%, 1/15/2028 (n)	$2,975,000	$ 3,044,109
Martin Marietta Materials, Inc., 3.45%, 6/01/2027	1,243,000	1,325,071
Standard Industries, Inc., 4.375%, 7/15/2030 (n)	4,065,000	4,148,353
Standard Industries, Inc., 3.375%, 1/15/2031 (n)	3,660,000	3,525,642
Vulcan Materials Co., 3.5%, 6/01/2030	3,356,000	3,624,820
		$15,667,995
Business Services – 1.1%
Equinix, Inc., 2.15%, 7/15/2030	$4,789,000	$ 4,655,347
Fiserv, Inc., 3.5%, 7/01/2029	3,750,000	4,032,902
Fiserv, Inc., 2.65%, 6/01/2030	4,000,000	4,058,781
Iron Mountain, Inc., 4.5%, 2/15/2031 (n)	5,315,000	5,371,817
NXP Semiconductors N.V., 2.7%, 5/01/2025 (n)	508,000	524,804
Switch Ltd., 4.125%, 6/15/2029 (n)	3,175,000	3,246,437
		$21,890,088
10

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Cable TV – 2.0%
CCO Holdings LLC/CCO Holdings Capital Corp., 5%, 2/01/2028 (n)	$4,470,000	$ 4,648,800
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	4,025,000	4,118,340
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	7,676,000	8,452,107
CSC Holdings LLC, 4.125%, 12/01/2030 (n)	5,940,000	5,798,925
CSC Holdings LLC, 4.5%, 11/15/2031 (n)	4,065,000	4,014,187
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)	4,005,000	4,315,387
Sirius XM Radio, Inc., 4.125%, 7/01/2030 (n)	3,995,000	3,995,000
Time Warner Cable, Inc., 4.5%, 9/15/2042	3,558,000	3,878,975
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	290,000	422,245
		$39,643,966
Chemicals – 0.2%
Axalta Coating Systems Ltd., 3.375%, 2/15/2029 (n)	$3,100,000	$ 2,999,250
Computer Software – 0.6%
Dell International LLC/EMC Corp., 5.3%, 10/01/2029	$9,950,000	$ 11,663,330
Computer Software - Systems – 0.3%
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	$6,040,000	$ 6,311,800
Conglomerates – 0.8%
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	$2,327,000	$ 2,361,905
Carrier Global Corp., 3.577%, 4/05/2050	6,276,000	6,672,814
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	4,993,000	5,675,597
		$14,710,316
Consumer Services – 0.6%
Match Group Holdings II LLC, 3.625%, 10/01/2031 (n)	$2,970,000	$ 2,884,613
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2026 (n)	2,145,000	1,817,611
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2029 (n)	6,221,000	4,557,568
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2031 (n)	2,145,000	1,433,348
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	5,600,000	1,822,157
		$12,515,297
Containers – 0.4%
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	$7,030,000	$ 7,205,750
Electrical Equipment – 0.3%
Arrow Electronics, Inc., 2.95%, 2/15/2032	$4,838,000	$ 4,885,605
Electronics – 1.2%
Broadcom, Inc., 4.15%, 11/15/2030	$5,602,000	$ 6,212,933
Broadcom, Inc., 3.469%, 4/15/2034 (n)	3,589,000	3,756,497
Broadcom, Inc., 3.137%, 11/15/2035 (n)	3,219,000	3,238,180
Broadcom, Inc., 3.187%, 11/15/2036 (n)	3,936,000	3,929,144
Sensata Technologies B.V., 5%, 10/01/2025 (n)	3,740,000	4,057,900
Sensata Technologies B.V., 4%, 4/15/2029 (n)	2,670,000	2,726,737
		$23,921,391
Emerging Market Quasi-Sovereign – 0.7%
Indian Railway Finance Corp., 2.8%, 2/10/2031 (n)	$6,055,000	$ 5,886,021
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 3.75%, 6/23/2031 (n)	5,063,000	4,913,135
Power Finance Corp. Ltd. (Republic of India), 3.95%, 4/23/2030	2,856,000	2,951,001
		$13,750,157
11

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – 0.2%
Dominican Republic, 4.5%, 1/30/2030 (n)	$4,675,000	$ 4,750,969
Energy - Independent – 0.9%
Diamondback Energy, Inc., 4.4%, 3/24/2051	$1,999,000	$ 2,291,274
Energean Israel Finance Ltd., 4.875%, 3/30/2026	3,943,000	3,908,499
Energean Israel Finance Ltd., 5.375%, 3/30/2028	901,000	887,485
Leviathan Bond Ltd., 6.5%, 6/30/2027 (n)	2,675,000	2,865,246
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)	2,670,000	2,864,429
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030	4,908,000	4,900,393
		$17,717,326
Energy - Integrated – 0.3%
Eni S.p.A., 4%, 9/12/2023 (n)	$5,176,000	$ 5,412,466
Financial Institutions – 1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.5%, 9/15/2023	$4,803,000	$ 5,037,975
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.5%, 7/15/2025	3,195,000	3,651,053
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3%, 10/29/2028	2,329,000	2,361,922
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032	2,763,000	2,814,866
Avolon Holdings Funding Ltd., 5.25%, 5/15/2024 (n)	5,681,000	6,094,536
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	4,592,000	4,811,492
Avolon Holdings Funding Ltd., 2.125%, 2/21/2026 (n)	2,890,000	2,836,469
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	1,779,000	1,885,197
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	2,615,000	2,565,869
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% cash or 7.25% PIK), 9/15/2024 (n)(p)	3,849,623	3,714,886
		$35,774,265
Food & Beverages – 0.9%
Anheuser-Busch InBev Worldwide, Inc., 5.45%, 1/23/2039	$2,539,000	$ 3,322,932
Aramark Services, Inc., 5%, 2/01/2028 (n)	3,825,000	3,954,094
Indofood CBP, 3.541%, 4/27/2032	5,223,000	5,262,285
JBS USA Lux S.A./JBS USA Finance, Inc., 5.5%, 1/15/2030 (n)	4,965,000	5,399,437
		$17,938,748
Gaming & Lodging – 0.9%
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)	$7,185,000	$ 7,147,207
Las Vegas Sands Corp., 3.5%, 8/18/2026	3,253,000	3,292,647
Marriott International, Inc., 4.625%, 6/15/2030	1,503,000	1,690,793
Marriott International, Inc., 2.85%, 4/15/2031	1,650,000	1,644,951
Marriott International, Inc., 3.5%, 10/15/2032	3,330,000	3,487,357
		$17,262,955
Insurance - Property & Casualty – 2.8%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	$6,835,000	$ 7,333,838
American International Group, Inc., 3.75%, 7/10/2025	4,641,000	4,965,960
American International Group, Inc., 3.9%, 4/01/2026	4,923,000	5,335,574
American International Group, Inc., 4.7%, 7/10/2035	2,600,000	3,100,948
Aon Corp., 3.75%, 5/02/2029	7,982,000	8,749,938
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	1,429,000	1,407,990
Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	5,692,000	6,331,340
Fairfax Financial Holdings Ltd., 3.375%, 3/03/2031	1,060,000	1,091,069
Hartford Financial Services Group, Inc., 2.8%, 8/19/2029	5,901,000	6,119,310
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049	1,463,000	1,601,319
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	2,900,000	3,209,909
Marsh & McLennan Cos., Inc., 4.2%, 3/01/2048	4,851,000	5,887,811
12

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Insurance - Property & Casualty – continued
Swiss Re Ltd., 4.25%, 12/06/2042 (n)	$736,000	$ 901,698
		$56,036,704
International Market Quasi-Sovereign – 0.2%
Electricite de France S.A., 4.875%, 9/21/2038 (n)	$2,687,000	$ 3,250,505
Machinery & Tools – 0.3%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$1,209,000	$ 1,276,045
CNH Industrial Capital LLC, 3.85%, 11/15/2027	3,223,000	3,508,409
		$4,784,454
Major Banks – 8.9%
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	$8,192,000	$ 8,746,310
Bank of America Corp., 2.496% to 2/13/2030, FLR (LIBOR - 3mo. + 0.99%) to 2/13/2031	9,824,000	9,849,038
Bank of America Corp., 2.572%, 10/20/2032	10,928,000	10,980,499
Bank of America Corp., 6.5% to 10/23/2024, FLR (LIBOR - 3mo. + 4.174%) to 10/23/2049	3,843,000	4,207,970
Bank of America Corp., 6.1%, 12/29/2049	8,096,000	8,774,040
Bank of America Corp., 5.875% to 3/15/2028, FLR (LIBOR - 3mo. + 2.931%) to 12/31/2059	5,924,000	6,590,450
Barclays PLC, 4.972% to 5/16/2028, FLR (LIBOR - 3mo. + 1.902%) to 5/16/2029	3,191,000	3,639,718
Barclays PLC, 2.894% to 11/24/2031, FLR (CMT - 1yr. + 1.3%) to 11/24/2032	3,776,000	3,802,749
Credit Suisse Group AG, 3.091% to 5/14/2031, FLR (SOFR + 1.73%) to 5/14/2032 (n)	1,689,000	1,718,645
Credit Suisse Group Fund (Guernsey) Ltd., 3.75%, 3/26/2025	3,021,000	3,205,596
Deutsche Bank, 2.311% to 11/16/2026, FLR (SOFR + 1.219%) to 11/16/2027	5,055,000	5,052,749
Goldman Sachs Group, Inc., 2.6%, 2/07/2030	6,000,000	6,100,475
HSBC Holdings PLC, 4.7% to 9/09/2031, FLR (CMT - 1yr. + 3.25%) to 9/09/2169	6,176,000	6,176,000
HSBC Holdings PLC, 4% to 9/09/2026, FLR (CMT - 1yr. + 3.222%) to 9/09/2170	2,447,000	2,431,706
JPMorgan Chase & Co., 3.125%, 1/23/2025	211,000	221,556
JPMorgan Chase & Co., 3.509%, 1/23/2029	2,290,000	2,453,141
JPMorgan Chase & Co., 4.005% to 4/23/2028, FLR (LIBOR - 3mo. + 1.12%) to 4/23/2029	11,383,000	12,564,044
JPMorgan Chase & Co., 4.203% to 7/23/2028, FLR (LIBOR - 3mo. + 1.26%) to 7/23/2029	4,579,000	5,122,215
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR + 2.515%) to 5/13/2031	4,435,000	4,591,882
JPMorgan Chase & Co., 2.545% to 11/08/2031, FLR (SOFR + 1.18%) to 11/08/2032	6,741,000	6,778,897
Lloyds Bank PLC, 3.75%, 1/11/2027	5,328,000	5,765,565
Mitsubishi UFJ Financial Group, Inc., 2.048%, 7/17/2030	9,749,000	9,468,700
Morgan Stanley, 2.511% to 10/20/2031, FLR (SOFR + 1.2%) to 10/20/2032	6,985,000	6,977,572
Sumitomo Mitsui Financial Group, Inc., 2.13%, 7/08/2030	9,717,000	9,440,461
Sumitomo Mitsui Trust Bank Ltd., 0.85%, 3/25/2024 (n)	7,868,000	7,792,386
UBS Group AG, 4.375% to 2/10/2031, FLR (CMT - 1yr. + 3.313%) to 8/10/2069 (n)	7,084,000	6,997,575
UBS Group Funding (Jersey) Ltd., 4.125%, 9/24/2025 (n)	4,524,000	4,884,343
Wells Fargo & Co., 2.572% to 2/11/2030, FLR (LIBOR - 3mo. +1%) to 2/11/2031	4,514,000	4,608,167
Westpac Banking Corp., 2.894% to 2/4/2025, FLR (CMT - 5yr. + 1.35%) to 2/04/2030	5,356,000	5,470,857
		$174,413,306
Medical & Health Technology & Services – 2.7%
Alcon Finance Corp., 2.75%, 9/23/2026 (n)	$593,000	$ 612,855
Alcon, Inc., 2.6%, 5/27/2030 (n)	1,096,000	1,106,034
Charles River Laboratories International, Inc., 4%, 3/15/2031 (n)	3,905,000	4,001,102
CommonSpirit Health, 2.95%, 11/01/2022	6,666,000	6,790,857
DaVita, Inc., 4.625%, 6/01/2030 (n)	4,230,000	4,330,463
HCA, Inc., 5.25%, 6/15/2026	3,026,000	3,402,962
HCA, Inc., 5.625%, 9/01/2028	6,840,000	7,992,472
HCA, Inc., 4.125%, 6/15/2029	4,581,000	5,040,824
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	2,056,000	2,502,174
Northwell Healthcare, Inc., 3.979%, 11/01/2046	1,503,000	1,706,852
ProMedica Toledo Hospital, “B”, 5.325%, 11/15/2028	7,120,000	7,978,881
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	2,562,000	2,989,639
13

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – continued
Tower Health, 4.451%, 2/01/2050	$6,211,000	$ 5,620,955
		$54,076,070
Medical Equipment – 0.1%
Boston Scientific Corp., 4%, 3/01/2029	$1,837,000	$ 2,039,942
Metals & Mining – 0.8%
Anglo American Capital PLC, 2.25%, 3/17/2028 (n)	$2,504,000	$ 2,459,010
Anglo American Capital PLC, 2.875%, 3/17/2031 (n)	2,927,000	2,913,194
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	2,796,000	2,907,616
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	4,010,000	3,963,797
Novelis Corp., 3.25%, 11/15/2026 (n)	759,000	765,641
Novelis Corp., 3.875%, 8/15/2031 (n)	2,661,000	2,644,369
		$15,653,627
Midstream – 2.8%
Cheniere Corpus Christi Holdings LLC, 2.742%, 12/31/2039 (n)	$3,855,000	$ 3,760,920
Cheniere Energy Partners LP, 4.5%, 10/01/2029	3,683,000	3,903,980
Enbridge, Inc., 4.25%, 12/01/2026	7,640,000	8,396,918
Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/2034 (n)	7,022,000	6,882,404
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	6,350,000	8,919,801
Kinder Morgan Energy Partners LP, 6.375%, 3/01/2041	2,040,000	2,703,343
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044	2,612,000	3,176,591
ONEOK, Inc., 5.2%, 7/15/2048	5,104,000	6,168,145
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029	2,839,000	2,940,994
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	2,675,000	2,930,118
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	1,975,000	2,227,845
Targa Resources Partners LP/Targa Resources Finance Corp., 5.875%, 4/15/2026	3,333,000	3,477,869
		$55,488,928
Mortgage-Backed – 19.6%
Fannie Mae, 5.5%, 5/01/2022 - 4/01/2040	$4,765,091	$ 5,392,258
Fannie Mae, 6%, 8/01/2022 - 3/01/2039	1,197,367	1,373,859
Fannie Mae, 2.68%, 3/01/2023	1,572,860	1,595,707
Fannie Mae, 2.41%, 5/01/2023	1,834,183	1,861,045
Fannie Mae, 2.55%, 5/01/2023	938,566	953,508
Fannie Mae, 5%, 7/01/2023 - 3/01/2042	3,236,652	3,651,463
Fannie Mae, 4.5%, 5/01/2024 - 6/01/2044	10,638,527	11,729,116
Fannie Mae, 3.5%, 3/01/2026 - 7/01/2046	8,333,694	8,950,274
Fannie Mae, 3.95%, 1/01/2027	327,456	361,668
Fannie Mae, 3%, 11/01/2028 - 8/01/2047	7,398,711	7,793,975
Fannie Mae, 2.5%, 11/01/2031 - 11/01/2046	901,066	924,449
Fannie Mae, 6.5%, 7/01/2032 - 1/01/2033	2,643	2,967
Fannie Mae, 3%, 2/25/2033 (i)	480,229	46,700
Fannie Mae, 4%, 12/01/2039 - 1/01/2047	17,072,403	18,720,634
Fannie Mae, 3.25%, 5/25/2040	171,742	181,940
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	427,007	431,561
Fannie Mae, 4%, 7/25/2046 (i)	474,029	85,208
Fannie Mae, 3.5%, 12/01/2046 (f)	1,722,491	1,835,584
Fannie Mae, UMBS, 2.5%, 2/01/2050 - 12/01/2051	9,070,690	9,330,332
Fannie Mae, UMBS, 2%, 1/01/2051 - 2/01/2051	698,873	699,737
Fannie Mae, UMBS, 3%, 12/01/2051	2,985,983	3,129,074
Federal Home Loan Bank, 5%, 7/01/2035	1,002,998	1,134,823
Freddie Mac, 2.791%, 1/25/2022	95,909	95,881
Freddie Mac, 3.32%, 2/25/2023	3,844,426	3,940,022
Freddie Mac, 3.531%, 7/25/2023	2,401,000	2,488,239
14

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 2.67%, 12/25/2024	$2,784,000	$ 2,892,041
Freddie Mac, 2.811%, 1/25/2025	4,169,000	4,350,299
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	1,845,138	2,017,369
Freddie Mac, 4.5%, 7/01/2025 - 5/01/2042	2,726,800	3,007,689
Freddie Mac, 3.3%, 10/25/2026	2,958,000	3,200,045
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	13,778,149	14,527,034
Freddie Mac, 4.06%, 10/25/2028	2,129,000	2,430,984
Freddie Mac, 1.089%, 7/25/2029 (i)	4,049,832	297,554
Freddie Mac, 1.143%, 8/25/2029 (i)	7,000,025	539,581
Freddie Mac, 1.868%, 4/25/2030 (i)	1,901,414	268,367
Freddie Mac, 5.5%, 5/01/2034 - 1/01/2038	204,809	232,349
Freddie Mac, 6%, 8/01/2034 - 7/01/2038	58,755	66,071
Freddie Mac, 5%, 11/01/2035 - 7/01/2041	1,013,358	1,139,730
Freddie Mac, 5.5%, 2/15/2036 (i)	94,475	16,945
Freddie Mac, 3.5%, 11/01/2037 - 10/25/2058	14,530,818	15,564,581
Freddie Mac, 4.5%, 12/15/2040 (i)	84,622	8,109
Freddie Mac, 4%, 8/15/2044 (i)	115,563	11,551
Freddie Mac, UMBS, 3.5%, 5/01/2049	254,371	269,975
Freddie Mac, UMBS, 3%, 2/01/2050 - 6/01/2050	1,980,164	2,079,459
Freddie Mac, UMBS, 2.5%, 10/01/2051 - 12/01/2051	3,627,388	3,729,242
Ginnie Mae, 5.5%, 5/15/2033 - 1/20/2042	1,177,951	1,342,192
Ginnie Mae, 6%, 1/20/2036 - 1/15/2039	117,819	135,092
Ginnie Mae, 4.5%, 4/15/2039 - 9/20/2041	5,016,051	5,583,764
Ginnie Mae, 4%, 10/20/2040 - 3/20/2048	1,596,227	1,727,255
Ginnie Mae, 3.5%, 11/15/2040 - 9/20/2048	8,205,360	8,672,540
Ginnie Mae, 3%, 11/20/2044 - 11/20/2051	13,798,585	14,372,336
Ginnie Mae, 2.5%, 8/20/2051 - 11/20/2051	9,806,883	10,055,334
Ginnie Mae, TBA, 3%, 7/20/2049	1,475,000	1,526,113
Ginnie Mae, TBA, 4%, 1/20/2052	5,325,000	5,607,404
Ginnie Mae, TBA, 2%, 1/21/2052	4,425,000	4,464,950
Ginnie Mae, TBA, 2.5%, 1/21/2052	3,100,000	3,174,590
Ginnie Mae, TBA, 3.5%, 1/21/2052	6,025,000	6,273,505
UMBS, TBA, 2%, 1/16/2036 - 7/25/2051	100,675,000	100,715,902
UMBS, TBA, 2.5%, 1/18/2037 - 7/25/2051	57,775,000	59,061,220
UMBS, TBA, 1.5%, 1/19/2037	8,050,000	8,071,542
UMBS, TBA, 3%, 1/19/2037 - 1/13/2052	10,900,000	11,326,911
		$385,469,649
Municipals – 2.7%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.06%, 12/01/2025	$765,000	$ 786,909
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	8,850,000	9,467,126
Escambia County, FL, Health Facilities Authority Rev. (Baptist Health Care Corp.), “B”, AGM, 3.607%, 8/15/2040	1,295,000	1,375,233
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NPFG, 7.425%, 2/15/2029	8,019,000	10,078,536
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	13,215,000	13,085,762
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, 5.45%, 8/15/2028	3,770,000	4,219,272
Philadelphia, PA, School District, “B”, AGM, 6.615%, 6/01/2030	3,250,000	4,119,997
Philadelphia, PA, School District, “B”, AGM, 6.765%, 6/01/2040	2,195,000	3,192,218
State of Florida, “A”, 2.154%, 7/01/2030	7,272,000	7,254,834
		$53,579,887
Natural Gas - Distribution – 0.7%
Boston Gas Co., 3.15%, 8/01/2027 (n)	$9,122,000	$ 9,463,950
NiSource, Inc., 3.6%, 5/01/2030	4,171,000	4,495,598
		$13,959,548
15

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Network & Telecom – 0.6%
Verizon Communications, Inc., 2.1%, 3/22/2028	$1,510,000	$ 1,512,876
Verizon Communications, Inc., 2.55%, 3/21/2031	7,326,000	7,391,297
Verizon Communications, Inc., 4.272%, 1/15/2036	2,647,000	3,104,891
		$12,009,064
Oils – 0.3%
Marathon Petroleum Corp., 4.75%, 9/15/2044	$2,350,000	$ 2,765,501
Marathon Petroleum Corp., 5.85%, 12/15/2045	2,507,000	3,164,326
		$5,929,827
Other Banks & Diversified Financials – 1.0%
Bangkok Bank (Hong Kong), 3.733% to 9/25/2029, FLR (CMT - 5yr. + 1.9%) to 9/25/2034 (n)	$5,693,000	$ 5,812,553
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	2,570,000	2,659,976
Branch Banking & Trust Co., 2.25%, 3/11/2030	910,000	907,628
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)	5,458,000	5,881,270
Macquarie Bank Ltd. of London, 6.125% to 3/08/2027, FLR (Swap Rate - 5yr. + 4.332%) to 12/31/2165 (n)	4,694,000	5,008,873
		$20,270,300
Real Estate - Apartment – 0.1%
Mid-America Apartment Communities, Inc., REIT, 4.3%, 10/15/2023	$2,217,000	$ 2,319,886
Real Estate - Healthcare – 0.1%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	$1,033,000	$ 1,080,776
Real Estate - Office – 0.4%
Boston Properties, Inc., REIT, 2.55%, 4/01/2032	$7,238,000	$ 7,183,877
Retailers – 0.2%
MercadoLibre, Inc., 3.125%, 1/14/2031	$5,002,000	$ 4,726,940
Specialty Chemicals – 0.0%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	$330,000	$ 344,345
Specialty Stores – 0.3%
Penske Automotive Group Co., 3.75%, 6/15/2029	$5,155,000	$ 5,109,894
TJX Cos., Inc., 3.875%, 4/15/2030	661,000	741,296
		$5,851,190
Telecommunications - Wireless – 2.0%
American Tower Corp., REIT, 3.55%, 7/15/2027	$11,856,000	$ 12,664,299
American Tower Corp., REIT, 3.8%, 8/15/2029	1,403,000	1,526,333
Crown Castle International Corp., 3.7%, 6/15/2026	2,255,000	2,416,684
Crown Castle International Corp., 4%, 3/01/2027	820,000	891,197
Crown Castle International Corp., 3.8%, 2/15/2028	3,824,000	4,160,870
Crown Castle International Corp., 3.25%, 1/15/2051	146,000	143,463
SBA Communications Corp., 3.875%, 2/15/2027	3,930,000	4,047,900
SBA Communications Corp., 3.125%, 2/01/2029 (n)	4,025,000	3,864,000
T-Mobile USA, Inc., 2.55%, 2/15/2031	8,138,000	8,097,101
T-Mobile USA, Inc., 4.375%, 4/15/2040	1,357,000	1,551,302
		$39,363,149
Tobacco – 0.3%
B.A.T. Capital Corp., 3.222%, 8/15/2024	$5,968,000	$ 6,202,804
16

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Transportation - Services – 0.4%
Element Fleet Management Corp., 1.6%, 4/06/2024 (n)	$3,162,000	$ 3,164,528
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	3,603,000	5,307,990
		$8,472,518
U.S. Government Agencies and Equivalents – 1.1%
Small Business Administration, 4.93%, 1/01/2024	$2,128	$ 2,183
Small Business Administration, 4.34%, 3/01/2024	4,223	4,299
Small Business Administration, 4.99%, 9/01/2024	3,792	3,888
Small Business Administration, 4.86%, 1/01/2025	9,334	9,634
Small Business Administration, 4.625%, 2/01/2025	10,590	10,924
Small Business Administration, 5.11%, 4/01/2025	4,998	5,192
Small Business Administration, 4.43%, 5/01/2029	138,471	148,527
Small Business Administration, 3.21%, 9/01/2030	2,050,193	2,126,401
Small Business Administration, 3.25%, 11/01/2030	178,287	185,821
Small Business Administration, 2.85%, 9/01/2031	420,705	432,755
Small Business Administration, 2.37%, 8/01/2032	312,421	317,258
Small Business Administration, 2.13%, 1/01/2033	1,505,921	1,522,810
Small Business Administration, 2.21%, 2/01/2033	400,810	405,749
Small Business Administration, 2.22%, 3/01/2033	1,282,960	1,299,690
Small Business Administration, 2.08%, 4/01/2033	2,154,188	2,183,423
Small Business Administration, 2.45%, 6/01/2033	2,298,030	2,341,967
Small Business Administration, 3.15%, 7/01/2033	3,368,954	3,524,225
Small Business Administration, 3.16%, 8/01/2033	3,592,619	3,756,984
Small Business Administration, 3.62%, 9/01/2033	3,434,388	3,634,120
		$21,915,850
U.S. Treasury Obligations – 10.5%
U.S. Treasury Bonds, 1.375%, 11/15/2040 (f)	$30,300,000	$ 27,613,242
U.S. Treasury Bonds, 1.75%, 8/15/2041	7,200,000	6,980,625
U.S. Treasury Bonds, 2.375%, 11/15/2049	18,550,000	20,377,465
U.S. Treasury Bonds, 1.625%, 11/15/2050	11,500,000	10,714,316
U.S. Treasury Notes, 0.125%, 12/31/2022	81,800,000	81,547,554
U.S. Treasury Notes, 0.375%, 10/31/2023	60,000,000	59,646,094
		$206,879,296
Utilities - Electric Power – 2.4%
AEP Transmission Co. LLC, 3.1%, 12/01/2026	$2,375,000	$ 2,505,505
Calpine Corp., 3.75%, 3/01/2031 (n)	6,120,000	5,898,150
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	6,630,000	6,969,788
Enel Finance International N.V., 3.5%, 4/06/2028 (n)	5,692,000	6,084,047
FirstEnergy Corp., 5.35%, 7/15/2047	6,088,000	7,237,140
FirstEnergy Corp., 3.4%, 3/01/2050	2,429,000	2,380,420
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	5,303,000	5,374,069
NextEra Energy, Inc., 4.5%, 9/15/2027 (n)	300,000	324,000
Pacific Gas & Electric Co., 3%, 6/15/2028	2,630,000	2,649,093
Pacific Gas & Electric Co., 3.3%, 8/01/2040	8,840,000	8,194,799
		$47,617,011
Total Bonds (Identified Cost, $1,888,455,293)		$ 1,940,305,117
17

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 6.3%
Money Market Funds – 6.3%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $124,732,002)	124,732,002	$ 124,732,002
Other Assets, Less Liabilities – (4.7)%		(93,120,917)
Net Assets – 100.0%		$ 1,971,916,202
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $124,732,002 and $1,940,305,117, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $552,016,101, representing 28.0% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:
Restricted Securities	Acquisition Date	Cost	Value
Acres PLC, 2021-FL2, “C”, FLR, 2.743% (LIBOR - 1mo. + 2.65%), 1/15/2037	12/07/21	$3,129,000	$3,129,013
Bayview Commercial Asset Trust, 0%, 12/25/2036	10/25/06	8	8
ReadyCap Commercial Mortgage Trust, 2021-FL7, “C”, FLR, 2.302% (LIBOR - 1mo. + 2.2%), 11/25/2036	11/12/21	1,340,000	1,337,926
ReadyCap Commercial Mortgage Trust, 2021-FL7, “D”, FLR, 3.052% (LIBOR - 1mo. + 2.95%), 11/25/2036	11/12/21	1,575,000	1,572,070
Total Restricted Securities			$6,039,017
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FGIC	Financial Guaranty Insurance Co.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
JPY	Japanese Yen

18

MFS Total Return Bond Series
Portfolio of Investments – continued
Derivative Contracts at 12/31/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	197,572,280	JPY	22,380,000,000	State Street Bank Corp.	1/04/2022	$3,014,338
Liability Derivatives
JPY	4,203,413,000	USD	36,825,492	HSBC Bank	1/04/2022	$ (283,607)
JPY	7,262,980,000	USD	63,664,211	JPMorgan Chase Bank N.A.	1/04/2022	(524,334)
						$ (807,941)
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Ultra Bond	Long	USD	875	$172,484,375	March – 2022	$4,176,923
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	352	$76,796,500	March – 2022	$(25,874)
U.S. Treasury Ultra Note 10 yr	Short	USD	909	133,111,687	March – 2022	(2,497,607)
						$(2,523,481)
At December 31, 2021, the fund had cash collateral of $430,000 and other liquid securities with an aggregate value of $4,948,693 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
19

MFS Total Return Bond Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $1,888,455,293)	$1,940,305,117
Investments in affiliated issuers, at value (identified cost, $124,732,002)	124,732,002
Cash	62,000
Foreign currency, at value (identified cost, $96,355,775)	94,931,757
Restricted cash for
Forward foreign currency exchange contracts	430,000
Receivables for
Forward foreign currency exchange contracts	3,014,338
Net daily variation margin on open futures contracts	1,142,272
TBA sale commitments	5,802,868
Fund shares sold	119,648
Interest	11,854,902
Other assets	6,137
Total assets	$2,182,401,041
Liabilities
Payables for
Forward foreign currency exchange contracts	$807,941
Investments purchased	2,288,304
TBA purchase commitments	206,351,479
Fund shares reacquired	681,200
Payable to affiliates
Investment adviser	52,441
Administrative services fee	1,499
Shareholder servicing costs	562
Distribution and/or service fees	14,273
Payable for independent Trustees' compensation	121
Accrued expenses and other liabilities	287,019
Total liabilities	$210,484,839
Net assets	$1,971,916,202
Net assets consist of
Paid-in capital	$1,862,773,877
Total distributable earnings (loss)	109,142,325
Net assets	$1,971,916,202
Shares of beneficial interest outstanding	146,144,404
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$928,577,938	68,125,912	$13.63
Service Class	1,043,338,264	78,018,492	13.37
See Notes to Financial Statements
20

MFS Total Return Bond Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Interest	$52,822,826
Dividends from affiliated issuers	86,358
Other	6,456
Total investment income	$52,915,640
Expenses
Management fee	$10,059,301
Distribution and/or service fees	2,684,870
Shareholder servicing costs	48,126
Administrative services fee	271,626
Independent Trustees' compensation	29,426
Custodian fee	100,351
Shareholder communications	169,026
Audit and tax fees	79,362
Legal fees	11,024
Miscellaneous	87,846
Total expenses	$13,540,958
Reduction of expenses by investment adviser	(254,953)
Net expenses	$13,286,005
Net investment income (loss)	$39,629,635
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$19,194,719
Futures contracts	602,747
Forward foreign currency exchange contracts	(881,454)
Foreign currency	12
Net realized gain (loss)	$18,916,024
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(78,514,064)
Affiliated issuers	1
Futures contracts	1,413,773
Forward foreign currency exchange contracts	2,590,530
Translation of assets and liabilities in foreign currencies	(1,639,695)
Net unrealized gain (loss)	$(76,149,455)
Net realized and unrealized gain (loss)	$(57,233,431)
Change in net assets from operations	$(17,603,796)
See Notes to Financial Statements
21

MFS Total Return Bond Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$39,629,635	$49,347,183
Net realized gain (loss)	18,916,024	45,995,015
Net unrealized gain (loss)	(76,149,455)	51,345,923
Change in net assets from operations	$(17,603,796)	$146,688,121
Total distributions to shareholders	$(52,872,122)	$(63,395,758)
Change in net assets from fund share transactions	$31,041,630	$(116,126,286)
Total change in net assets	$(39,434,288)	$(32,833,923)
Net assets
At beginning of period	2,011,350,490	2,044,184,413
At end of period	$1,971,916,202	$2,011,350,490
See Notes to Financial Statements
22

MFS Total Return Bond Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$14.12	$13.48	$12.65	$13.22	$13.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.37	$0.42	$0.39	$0.36
Net realized and unrealized gain (loss)	(0.40)	0.76	0.87	(0.53)	0.22
Total from investment operations	$(0.11)	$1.13	$1.29	$(0.14)	$0.58
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.49)	$(0.46)	$(0.43)	$(0.45)
From net realized gain	(0.00)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.38)	$(0.49)	$(0.46)	$(0.43)	$(0.45)
Net asset value, end of period (x)	$13.63	$14.12	$13.48	$12.65	$13.22
Total return (%) (k)(r)(s)(x)	(0.81)	8.47	10.21	(1.09)	4.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.54	0.54	0.54	0.54	0.54
Expenses after expense reductions	0.53	0.53	0.53	0.53	0.53
Net investment income (loss)	2.10	2.71	3.14	3.04	2.70
Portfolio turnover	161	112	79	48	47
Net assets at end of period (000 omitted)	$928,578	$921,342	$939,179	$862,752	$997,415
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$13.86	$13.24	$12.43	$12.99	$12.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.33	$0.38	$0.35	$0.32
Net realized and unrealized gain (loss)	(0.40)	0.74	0.85	(0.52)	0.22
Total from investment operations	$(0.15)	$1.07	$1.23	$(0.17)	$0.54
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.45)	$(0.42)	$(0.39)	$(0.42)
From net realized gain	(0.00)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.34)	$(0.45)	$(0.42)	$(0.39)	$(0.42)
Net asset value, end of period (x)	$13.37	$13.86	$13.24	$12.43	$12.99
Total return (%) (k)(r)(s)(x)	(1.07)	8.17	9.92	(1.33)	4.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.79	0.79	0.79	0.79	0.79
Expenses after expense reductions	0.78	0.78	0.78	0.78	0.78
Net investment income (loss)	1.85	2.46	2.89	2.79	2.45
Portfolio turnover	161	112	79	48	47
Net assets at end of period (000 omitted)	$1,043,338	$1,090,009	$1,105,005	$1,137,033	$1,449,260

See Notes to Financial Statements
23

MFS Total Return Bond Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
24

MFS Total Return Bond Series
Notes to Financial Statements
(1)  Business and Organization
MFS Total Return Bond Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements
25

MFS Total Return Bond Series
Notes to Financial Statements  - continued
of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$228,795,146	$—	$228,795,146
Non - U.S. Sovereign Debt	—	21,751,631	—	21,751,631
Municipal Bonds	—	53,579,887	—	53,579,887
U.S. Corporate Bonds	—	629,908,506	—	629,908,506
Residential Mortgage-Backed Securities	—	394,467,369	—	394,467,369
Commercial Mortgage-Backed Securities	—	195,593,848	—	195,593,848
Asset-Backed Securities (including CDOs)	—	186,661,185	—	186,661,185
Foreign Bonds	—	229,547,545	—	229,547,545
Mutual Funds	124,732,002	—	—	124,732,002
Total	$124,732,002	$1,940,305,117	$—	$2,065,037,119
Other Financial Instruments
Futures Contracts – Assets	$4,176,923	$—	$—	$4,176,923
Futures Contracts – Liabilities	(2,523,481)	—	—	(2,523,481)
Forward Foreign Currency Exchange Contracts – Assets	—	3,014,338	—	3,014,338
Forward Foreign Currency Exchange Contracts – Liabilities	—	(807,941)	—	(807,941)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
26

MFS Total Return Bond Series
Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$4,176,923	$(2,523,481)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	3,014,338	(807,941)
Total		$7,191,261	$(3,331,422)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$602,747	$—
Foreign Exchange	—	(881,454)
Total	$602,747	$(881,454)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$1,413,773	$—
Foreign Exchange	—	2,590,530
Total	$1,413,773	$2,590,530
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
27

MFS Total Return Bond Series
Notes to Financial Statements  - continued
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis.
All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
28

MFS Total Return Bond Series
Notes to Financial Statements  - continued
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$52,722,119	$63,395,758
Long-term capital gains	150,003	—
Total distributions	$52,872,122	$63,395,758
The federal tax cost and the tax basis components of distributable earnings were as follows:
29

MFS Total Return Bond Series
Notes to Financial Statements  - continued
As of 12/31/21
Cost of investments	$2,021,235,937
Gross appreciation	57,394,794
Gross depreciation	(9,733,773)
Net unrealized appreciation (depreciation)	$47,661,021
Undistributed ordinary income	43,458,955
Undistributed long-term capital gain	19,446,367
Other temporary differences	(1,424,018)
Total distributable earnings (loss)	$109,142,325
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$25,516,208	$29,795,683
Service Class	27,355,914	33,600,075
Total	$52,872,122	$63,395,758
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $2.5 billion	0.50%
In excess of $2.5 billion and up to $5 billion	0.45%
In excess of $5 billion	0.40%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $254,953, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $46,699, which equated to 0.0023% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $1,427.
30

MFS Total Return Bond Series
Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0135% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $27,207.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$2,853,751,215	$2,709,549,234
Non-U.S. Government securities	411,902,110	477,748,912
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	9,966,924	$138,196,906	13,168,136	$181,339,136
Service Class	11,172,713	151,938,632	10,980,723	150,262,829
	21,139,637	$290,135,538	24,148,859	$331,601,965
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,825,002	$25,020,775	2,116,668	$29,167,687
Service Class	2,032,386	27,355,914	2,481,542	33,600,075
	3,857,388	$52,376,689	4,598,210	$62,767,762
Shares reacquired
Initial Class	(8,934,395)	$(123,643,623)	(19,695,908)	$(267,503,154)
Service Class	(13,841,391)	(187,826,974)	(18,285,133)	(242,992,859)
	(22,775,786)	$(311,470,597)	(37,981,041)	$(510,496,013)
Net change
Initial Class	2,857,531	$39,574,058	(4,411,104)	$(56,996,331)
Service Class	(636,292)	(8,532,428)	(4,822,868)	(59,129,955)
	2,221,239	$31,041,630	(9,233,972)	$(116,126,286)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of approximately 8% and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Growth Allocation Portfolio was the owner of record of less than 1% of the value of the outstanding voting shares of the fund.
31

MFS Total Return Bond Series
Notes to Financial Statements  - continued
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $6,984 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$160,402,627	$776,273,572	$811,944,198	$—	$1	$124,732,002
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$86,358	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
32

MFS Total Return Bond Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Bond Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Total Return Bond Series (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
33

MFS Total Return Bond Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

34

MFS Total Return Bond Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
35

MFS Total Return Bond Series
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Alexander Mackey Joshua Marston
36

MFS Total Return Bond Series
Board Review of Investment Advisory Agreement
MFS Total Return Bond Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
37

MFS Total Return Bond Series
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $2.5 billion and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
38

MFS Total Return Bond Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $166,000 as capital gain dividends paid during the fiscal year.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
39

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
40

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
41

Annual Report
December 31, 2021
MFS®  Research Series
MFS® Variable Insurance Trust
VFR-ANN

MFS® Research Series
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Series
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Research Series
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	7.6%
Alphabet, Inc., “A”	5.0%
Amazon.com, Inc.	4.4%
Apple, Inc.	3.4%
Meta Platforms, Inc., “A”	2.2%
Visa, Inc., “A”	2.1%
Adobe Systems, Inc.	1.7%
JPMorgan Chase & Co.	1.7%
Home Depot, Inc.	1.6%
Danaher Corp.	1.6%
Global equity sectors (k)
Technology	33.8%
Capital Goods	13.6%
Financial Services	13.4%
Health Care	13.2%
Consumer Cyclicals	12.8%
Energy	5.1%
Consumer Staples	4.6%
Telecommunications/Cable Television (s)	2.7%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(s)	Includes securities sold short.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Research Series
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Research Series (fund) provided a total return of 24.80%, while Service Class shares of the fund provided a total return of 24.51%. These compare with a return of 28.71% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Stock selection in the consumer cyclicals, capital goods and technology sectors detracted from the fund’s performance relative to the S&P 500 Index. Within the consumer cyclicals sector, the fund’s overweight position in video game maker Electronic Arts held back relative returns. Despite robust financial results, the share price of Electronic Arts came under pressure early in the reporting period as the company announced its acquisition of GLU Mobile. Within the capital goods sector, not owning shares of electric vehicle maker Tesla weakened relative results. The share price of Tesla advanced considerably during the second half of the year, following significantly better-than-expected vehicle deliveries and the company's ability to overcome supply chain issues that affected the whole auto industry. Moreover, favorable pricing of its Model 3 and Model Y vehicles helped improve Tesla’s profitability, which also had a positive impact on its share price growth. Within the technology sector, not owning shares of computer graphics processor maker NVIDIA, and the fund’s overweight positions in electronic payment services company Global Payments, global banking and payments technology provider Fidelity National Information Services and financial technology services company Fiserv, also dampened relative performance. The share price of NVIDIA appreciated as the company posted strong revenue growth, driven by better-than-anticipated broad-based demand and capacity additions at its Gaming, Datacenter, and Pro Vis segments.
In other sectors, the fund’s overweight positions in digital payments services provider Visa, wireless communications services provider T-Mobile US and medical device maker Medtronic, and its holdings of cable and broadband communications provider Cable One(b), further detracted from relative performance.
Contributors to Performance
The combination of security selection and an overweight position in the financial services sector contributed to the fund’s relative performance, led by its overweight positions in financial services providers, Charles Schwab and Goldman Sachs Group(h), and real estate investment trust Extra Space Storage. The share price of Charles Schwab climbed over the reporting period after the firm delivered strong earnings due to a combination of solid asset growth, higher net interest income, lower expenses and higher interest rates, which positively impacted its business. Additionally, not owning shares of debit and credit transaction processing company Mastercard further helped relative results.
Elsewhere, not holding shares of diversified entertainment company Walt Disney, digital payment technology developer PayPal and telecommunications services provider Verizon Communications benefited the fund’s relative performance. The share price of Walt Disney fell sharply towards the end of the reporting period over concerns regarding the spread of the COVID-19 Omicron variant. Additionally, lower-than-expected Disney+ subscriptions further weighed on the stock. The fund’s overweight positions in semiconductor chips and electronics engineering solutions provider Applied Materials and oil and gas company ConocoPhillips, and
3

MFS Research Series
Management Review - continued
the timing of its ownership in shares of software engineering solutions and technology services provider EPAM Systems(h), also supported relative results. The share price of Applied Materials advanced on strength in its semiconductor equipment segment and on the company’s raised 2021 guidance and outlook, which cited acceleration in its semiconductor business as demand for semiconductors rose.
Respectfully,
Portfolio Manager(s)
Joseph MacDougall
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Research Series
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/26/95	24.80%	17.94%	15.64%
Service Class	5/01/00	24.51%	17.65%	15.35%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	28.71%	18.47%	16.55%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
5

MFS Research Series
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Research Series
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.78%	$1,000.00	$1,088.42	$4.11
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
Service Class	Actual	1.03%	$1,000.00	$1,087.14	$5.42
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Notes to Expense Table
Expense ratios include 0.01% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).
7

MFS Research Series
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.6%
Aerospace & Defense – 3.2%
Honeywell International, Inc.	37,282	$ 7,773,670
Howmet Aerospace, Inc.	87,431	2,782,929
L3Harris Technologies, Inc.	21,261	4,533,695
Northrop Grumman Corp.	9,052	3,503,758
Raytheon Technologies Corp.	70,912	6,102,687
		$24,696,739
Alcoholic Beverages – 0.6%
Constellation Brands, Inc., “A”	18,254	$ 4,581,206
Apparel Manufacturers – 1.1%
NIKE, Inc., “B”	50,638	$ 8,439,835
Automotive – 0.5%
Aptiv PLC (a)	22,149	$ 3,653,478
Biotechnology – 1.2%
Illumina, Inc. (a)	7,927	$ 3,015,748
Vertex Pharmaceuticals, Inc. (a)	30,344	6,663,542
		$9,679,290
Broadcasting – 0.2%
Discovery Communications, Inc., “C” (a)	72,922	$ 1,669,914
Brokerage & Asset Managers – 1.9%
Charles Schwab Corp.	132,794	$ 11,167,975
CME Group, Inc.	16,987	3,880,850
		$15,048,825
Business Services – 4.3%
Accenture PLC, “A”	29,845	$ 12,372,245
Cognizant Technology Solutions Corp., “A”	45,357	4,024,073
Fidelity National Information Services, Inc.	53,956	5,889,297
Fiserv, Inc. (a)	60,716	6,301,714
Global Payments, Inc.	29,614	4,003,220
Thoughtworks Holding, Inc. (a)	34,352	920,977
		$33,511,526
Cable TV – 1.2%
Cable One, Inc.	1,937	$ 3,415,802
Charter Communications, Inc., “A” (a)	9,242	6,025,507
		$9,441,309
Computer Software – 13.3%
Adobe Systems, Inc. (a)	24,080	$ 13,654,805
Atlassian Corp. PLC, “A” (a)	14,237	5,428,426
Black Knight, Inc. (a)	62,892	5,213,118
Cadence Design Systems, Inc. (a)	46,114	8,593,344
Microsoft Corp. (s)	175,686	59,086,715
salesforce.com, inc. (a)	45,678	11,608,150
		$ 103,584,558
8

MFS Research Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 4.7%
Apple, Inc. (s)	149,894	$ 26,616,678
Constellation Software, Inc.	3,209	5,953,856
NICE Systems Ltd., ADR (a)	13,153	3,993,251
		$36,563,785
Construction – 3.1%
AvalonBay Communities, Inc., REIT	8,827	$ 2,229,612
AZEK Co., Inc. (a)	69,717	3,223,714
Masco Corp.	65,245	4,581,504
Otis Worldwide Corp.	48,855	4,253,805
Sherwin-Williams Co.	15,943	5,614,487
Vulcan Materials Co.	18,955	3,934,679
		$23,837,801
Consumer Products – 1.2%
Colgate-Palmolive Co.	59,601	$ 5,086,349
Kimberly-Clark Corp.	28,758	4,110,094
		$9,196,443
Consumer Services – 0.2%
Bright Horizons Family Solutions, Inc. (a)	14,994	$ 1,887,445
Electrical Equipment – 1.8%
Johnson Controls International PLC	89,258	$ 7,257,568
TE Connectivity Ltd.	29,927	4,828,422
Vertiv Holdings Co.	93,829	2,342,910
		$14,428,900
Electronics – 3.3%
Applied Materials, Inc.	60,237	$ 9,478,894
Lam Research Corp.	9,044	6,503,993
NXP Semiconductors N.V.	43,861	9,990,658
		$25,973,545
Energy - Independent – 2.0%
ConocoPhillips	95,399	$ 6,885,900
Diamondback Energy, Inc.	22,699	2,448,087
Pioneer Natural Resources Co.	22,734	4,134,860
Valero Energy Corp.	29,867	2,243,310
		$15,712,157
Food & Beverages – 2.2%
Hostess Brands, Inc. (a)	86,073	$ 1,757,611
Mondelez International, Inc.	87,078	5,774,142
Oatly Group AB, ADR (a)	154,004	1,225,872
PepsiCo, Inc.	48,955	8,503,973
		$17,261,598
Food & Drug Stores – 0.9%
Wal-Mart Stores, Inc.	48,337	$ 6,993,881
9

MFS Research Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Gaming & Lodging – 0.4%
Penn National Gaming, Inc. (a)	14,284	$ 740,625
Wyndham Hotels & Resorts, Inc.	25,380	2,275,317
		$3,015,942
General Merchandise – 0.9%
Dollar General Corp.	29,342	$ 6,919,724
Health Maintenance Organizations – 1.5%
Cigna Corp.	31,359	$ 7,200,967
Humana, Inc.	9,317	4,321,784
		$11,522,751
Insurance – 2.7%
Aon PLC	35,754	$ 10,746,222
Chubb Ltd.	36,285	7,014,253
Reinsurance Group of America, Inc.	27,195	2,977,581
Willis Towers Watson PLC	2,777	659,510
		$21,397,566
Internet – 7.6%
Alphabet, Inc., “A” (a)(s)	13,552	$ 39,260,686
Alphabet, Inc., “C” (a)	1,035	2,994,866
Meta Platforms, Inc., “A” (a)	52,026	17,498,945
		$59,754,497
Leisure & Toys – 0.9%
Electronic Arts, Inc.	50,302	$ 6,634,834
Machinery & Tools – 2.1%
Ingersoll Rand, Inc.	117,422	$ 7,264,899
PACCAR, Inc.	31,014	2,737,296
Roper Technologies, Inc.	12,643	6,218,586
		$16,220,781
Major Banks – 3.9%
JPMorgan Chase & Co. (s)	82,884	$ 13,124,682
Morgan Stanley	97,690	9,589,250
PNC Financial Services Group, Inc.	38,240	7,667,885
		$30,381,817
Medical & Health Technology & Services – 1.4%
ICON PLC (a)	20,742	$ 6,423,797
McKesson Corp.	18,892	4,695,985
		$11,119,782
Medical Equipment – 5.4%
Becton, Dickinson and Co.	21,691	$ 5,454,853
Boston Scientific Corp. (a)	150,968	6,413,121
Danaher Corp.	38,210	12,571,472
Envista Holdings Corp. (a)	64,205	2,893,077
Maravai Lifesciences Holdings, Inc., “A” (a)	81,471	3,413,635
Medtronic PLC	63,422	6,561,006
STERIS PLC	20,747	5,050,027
		$42,357,191
10

MFS Research Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Natural Gas - Pipeline – 0.2%
Enterprise Products Partners LP	61,698	$ 1,354,888
Network & Telecom – 0.6%
Equinix, Inc., REIT	5,286	$ 4,471,110
Other Banks & Diversified Financials – 3.8%
Northern Trust Corp.	43,389	$ 5,189,758
Truist Financial Corp.	148,768	8,710,366
Visa, Inc., “A”	74,287	16,098,736
		$29,998,860
Pharmaceuticals – 3.7%
Eli Lilly & Co.	29,936	$ 8,268,922
Johnson & Johnson	37,560	6,425,389
Merck & Co., Inc.	101,121	7,749,914
Zoetis, Inc.	26,207	6,395,294
		$28,839,519
Railroad & Shipping – 1.2%
Canadian Pacific Railway Ltd.	102,271	$ 7,357,376
CSX Corp.	52,455	1,972,308
		$9,329,684
Real Estate – 1.0%
Extra Space Storage, Inc., REIT	17,526	$ 3,973,670
STORE Capital Corp., REIT	120,421	4,142,482
		$8,116,152
Restaurants – 1.5%
Starbucks Corp.	68,404	$ 8,001,216
Wendy's Co.	162,506	3,875,768
		$11,876,984
Specialty Chemicals – 1.9%
Air Products & Chemicals, Inc.	13,941	$ 4,241,689
Axalta Coating Systems Ltd. (a)	118,419	3,922,037
DuPont de Nemours, Inc.	78,608	6,349,954
		$14,513,680
Specialty Stores – 6.7%
Amazon.com, Inc. (a)(s)	10,363	$ 34,553,766
Farfetch Ltd., “A” (a)	38,805	1,297,251
Home Depot, Inc.	30,328	12,586,423
Ross Stores, Inc.	37,205	4,251,787
		$52,689,227
Telecommunications - Wireless – 1.8%
SBA Communications Corp., REIT	25,316	$ 9,848,430
T-Mobile US, Inc. (a)	39,299	4,557,898
		$14,406,328
Tobacco – 0.6%
Philip Morris International, Inc.	51,482	$ 4,890,790
11

MFS Research Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 2.9%
American Electric Power Co., Inc.	31,518	$ 2,804,157
Duke Energy Corp.	51,001	5,350,005
Generac Holdings, Inc. (a)	4,453	1,567,100
NextEra Energy, Inc.	65,476	6,112,839
PG&E Corp. (a)	216,981	2,634,149
Southern Co.	63,624	4,363,334
		$22,831,584
Total Common Stocks (Identified Cost, $400,557,491)		$778,805,926
Investment Companies (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $5,954,468)	5,954,476	$ 5,954,476
Securities Sold Short – (0.4)%
Telecommunications - Wireless – (0.4)%
Crown Castle International Corp., REIT (Proceeds Received, $1,060,166)	(12,776)	$ (2,666,862)
Other Assets, Less Liabilities – (0.0)%		(227,510)
Net Assets – 100.0%		$781,866,030
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $5,954,476 and $778,805,926, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
At December 31, 2021, the fund had cash collateral of $8,889 and other liquid securities with an aggregate value of $7,675,774 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
12

MFS Research Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $400,557,491)	$778,805,926
Investments in affiliated issuers, at value (identified cost, $5,954,468)	5,954,476
Deposits with brokers for
Securities sold short	8,889
Receivables for
Fund shares sold	67,430
Dividends	705,375
Other assets	2,655
Total assets	$785,544,751
Liabilities
Payable to custodian	$15,000
Payables for
Securities sold short, at value (proceeds received, $1,060,166)	2,666,862
Fund shares reacquired	848,391
Payable to affiliates
Investment adviser	37,798
Administrative services fee	633
Shareholder servicing costs	528
Distribution and/or service fees	5,460
Payable for independent Trustees' compensation	10
Accrued expenses and other liabilities	104,039
Total liabilities	$3,678,721
Net assets	$781,866,030
Net assets consist of
Paid-in capital	$307,256,198
Total distributable earnings (loss)	474,609,832
Net assets	$781,866,030
Shares of beneficial interest outstanding	20,441,646
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$384,927,969	9,973,619	$38.59
Service Class	396,938,061	10,468,027	37.92
See Notes to Financial Statements
13

MFS Research Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$8,744,482
Other	28,305
Dividends from affiliated issuers	2,306
Income on securities loaned	39
Foreign taxes withheld	(24,534)
Total investment income	$8,750,598
Expenses
Management fee	$5,802,334
Distribution and/or service fees	977,831
Shareholder servicing costs	38,059
Administrative services fee	111,197
Independent Trustees' compensation	12,688
Custodian fee	36,615
Shareholder communications	18,636
Audit and tax fees	61,214
Legal fees	4,814
Dividend and interest expense on securities sold short	92,646
Interest expense and fees	2,781
Miscellaneous	34,032
Total expenses	$7,192,847
Reduction of expenses by investment adviser	(160,364)
Net expenses	$7,032,483
Net investment income (loss)	$1,718,115
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$96,789,414
Affiliated issuers	48
Foreign currency	772
Net realized gain (loss)	$96,790,234
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$72,411,003
Affiliated issuers	(48)
Securities sold short	(816,055)
Translation of assets and liabilities in foreign currencies	111
Net unrealized gain (loss)	$71,595,011
Net realized and unrealized gain (loss)	$168,385,245
Change in net assets from operations	$170,103,360
See Notes to Financial Statements
14

MFS Research Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$1,718,115	$3,369,335
Net realized gain (loss)	96,790,234	43,017,213
Net unrealized gain (loss)	71,595,011	66,022,145
Change in net assets from operations	$170,103,360	$112,408,693
Total distributions to shareholders	$(46,739,322)	$(31,733,190)
Change in net assets from fund share transactions	$(89,224,453)	$(14,633,535)
Total change in net assets	$34,139,585	$66,041,968
Net assets
At beginning of period	747,726,445	681,684,477
At end of period	$781,866,030	$747,726,445
See Notes to Financial Statements
15

MFS Research Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$32.87	$29.49	$24.93	$29.50	$26.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.18	$0.23	$0.26	$0.20
Net realized and unrealized gain (loss)	7.92	4.62	7.66	(1.04)	5.67
Total from investment operations	$8.05	$4.80	$7.89	$(0.78)	$5.87
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.22)	$(0.24)	$(0.22)	$(0.40)
From net realized gain	(2.13)	(1.20)	(3.09)	(3.57)	(1.97)
Total distributions declared to shareholders	$(2.33)	$(1.42)	$(3.33)	$(3.79)	$(2.37)
Net asset value, end of period (x)	$38.59	$32.87	$29.49	$24.93	$29.50
Total return (%) (k)(r)(s)(x)	24.80	16.59	32.95	(4.37)	23.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.80	0.82	0.83	0.82	0.83
Expenses after expense reductions	0.78	0.79	0.81	0.81	0.81
Net investment income (loss)	0.35	0.62	0.82	0.88	0.70
Portfolio turnover	19	39	35	31	37
Net assets at end of period (000 omitted)	$384,928	$372,405	$361,842	$319,422	$394,867
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	0.77	0.77	0.78	0.79	0.79

See Notes to Financial Statements
16

MFS Research Series
Financial Highlights - continued
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$32.34	$29.05	$24.61	$29.17	$25.73
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.11	$0.16	$0.18	$0.13
Net realized and unrealized gain (loss)	7.79	4.54	7.55	(1.03)	5.61
Total from investment operations	$7.83	$4.65	$7.71	$(0.85)	$5.74
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.16)	$(0.18)	$(0.14)	$(0.33)
From net realized gain	(2.13)	(1.20)	(3.09)	(3.57)	(1.97)
Total distributions declared to shareholders	$(2.25)	$(1.36)	$(3.27)	$(3.71)	$(2.30)
Net asset value, end of period (x)	$37.92	$32.34	$29.05	$24.61	$29.17
Total return (%) (k)(r)(s)(x)	24.51	16.31	32.60	(4.62)	23.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.05	1.07	1.08	1.07	1.08
Expenses after expense reductions	1.03	1.04	1.06	1.06	1.06
Net investment income (loss)	0.10	0.37	0.57	0.63	0.47
Portfolio turnover	19	39	35	31	37
Net assets at end of period (000 omitted)	$396,938	$375,322	$319,842	$215,898	$228,102
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	1.02	1.02	1.03	1.04	1.04
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
17

MFS Research Series
Notes to Financial Statements
(1)  Business and Organization
MFS Research Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and
18

MFS Research Series
Notes to Financial Statements  - continued
method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$778,805,926	$—	$—	$778,805,926
Mutual Funds	5,954,476	—	—	5,954,476
Total	$784,760,402	$—	$—	$784,760,402
Securities Sold Short	$(2,666,862)	$—	$—	$(2,666,862)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2021, this expense amounted to $92,646. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, there were no securities on loan or collateral outstanding.
19

MFS Research Series
Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and partnership adjustments.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$6,675,285	$6,781,157
Long-term capital gains	40,064,037	24,952,033
Total distributions	$46,739,322	$31,733,190
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$407,947,444
Gross appreciation	380,373,289
Gross depreciation	(6,227,193)
Net unrealized appreciation (depreciation)	$374,146,096
Undistributed ordinary income	13,039,388
Undistributed long-term capital gain	85,615,313
Other temporary differences	1,809,035
Total distributable earnings (loss)	$474,609,832
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
20

MFS Research Series
Notes to Financial Statements  - continued
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$23,181,009	$16,028,106
Service Class	23,558,313	15,705,084
Total	$46,739,322	$31,733,190
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $98,096, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund's investment activity), such that total annual operating expenses do not exceed 0.77% of average daily net assets for the Initial Class shares and 1.02% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, this reduction amounted to $62,268, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $36,325, which equated to 0.0047% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $1,734.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0144% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
21

MFS Research Series
Notes to Financial Statements  - continued
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $27,987, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short sales and short-term obligations, aggregated $142,538,384 and $277,372,943, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	297,691	$10,769,839	764,523	$19,867,933
Service Class	359,379	12,740,685	2,051,974	55,469,934
	657,070	$23,510,524	2,816,497	$75,337,867
Shares issued to shareholders in reinvestment of distributions
Initial Class	625,837	$23,181,009	522,599	$16,028,106
Service Class	646,851	23,558,313	520,036	15,705,084
	1,272,688	$46,739,322	1,042,635	$31,733,190
Shares reacquired
Initial Class	(2,278,729)	$(82,861,036)	(2,228,768)	$(65,370,350)
Service Class	(2,142,388)	(76,613,263)	(1,976,828)	(56,334,242)
	(4,421,117)	$(159,474,299)	(4,205,596)	$(121,704,592)
Net change
Initial Class	(1,355,201)	$(48,910,188)	(941,646)	$(29,474,311)
Service Class	(1,136,158)	(40,314,265)	595,182	14,840,776
	(2,491,359)	$(89,224,453)	(346,464)	$(14,633,535)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 14%, 5%, and 3%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $2,781 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
22

MFS Research Series
Notes to Financial Statements  - continued
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$6,109,231	$156,556,273	$156,711,028	$48	$(48)	$5,954,476
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,306	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
23

MFS Research Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Research Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Research Series (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
24

MFS Research Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

25

MFS Research Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
26

MFS Research Series
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joseph MacDougall
27

MFS Research Series
Board Review of Investment Advisory Agreement
MFS Research Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
28

MFS Research Series
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
29

MFS Research Series
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
30

MFS Research Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $44,071,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
31

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
33

Annual Report
December 31, 2021
MFS®  Total Return Series
MFS® Variable Insurance Trust
VTR-ANN

MFS® Total Return Series
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Series
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Total Return Series
Portfolio Composition
Portfolio structure (i)
Top ten holdings (i)
U.S. Treasury Notes, 1.375%, 1/31/2025	2.7%
Microsoft Corp.	2.5%
U.S. Treasury Notes, 0.375%, 11/30/2025	2.5%
UMBS, TBA, 2%, 1/16/2036 - 7/25/2051	2.3%
Goldman Sachs Group, Inc.	2.2%
U.S. Treasury Bonds, 2.375%, 11/15/2049	1.8%
Charles Schwab Corp.	1.7%
Comcast Corp., “A”	1.7%
Johnson & Johnson	1.7%
JPMorgan Chase & Co.	1.6%
Composition including fixed income credit quality (a)(i)
AAA	4.4%
AA	1.4%
A	3.6%
BBB	8.5%
BB	0.3%
B (o)	0.0%
CCC (o)	0.0%
U.S. Government	9.3%
Federal Agencies	10.9%
Not Rated	(0.5)%
Non-Fixed Income	61.4%
Cash & Cash Equivalents	0.2%
Other	0.5%
GICS equity sectors (g)
Financials	15.2%
Health Care	9.9%
Industrials	9.5%
Information Technology	8.5%
Consumer Staples	5.2%
Communication Services	3.3%
Utilities	2.4%
Consumer Discretionary	2.4%
Materials	2.2%
Energy	1.6%
Convertible Debt	0.9%
Real Estate	0.3%
Fixed income sectors (i)
Investment Grade Corporates	11.6%
Mortgage-Backed Securities	10.9%
U.S. Treasury Securities	8.8%
Commercial Mortgage-Backed Securities	2.5%
Collateralized Debt Obligations	2.5%
Asset-Backed Securities	0.4%
Emerging Markets Bonds	0.4%
Municipal Bonds	0.4%
High Yield Corporates	0.2%
Non-U.S. Government Bonds	0.2%
U.S. Government Agencies (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities,

MFS Total Return Series
Portfolio Composition - continued
and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.

MFS Total Return Series
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Total Return Series (fund) provided a total return of 14.12%, while Service Class shares of the fund provided a total return of 13.84%. These compare with returns of 28.71% and -1.54% over the same period for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (S&P 500 Index) and the Bloomberg U.S. Aggregate Bond Index, respectively. The fund’s other benchmark, the MFS Total Return Blended Index (Blended Index), generated a return of 15.86%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Within the equity portion of the fund, both an underweight position and stock selection in the information technology sector weighed on performance relative to the S&P 500 Index. Within this sector, not owning shares of computer graphics processor maker NVIDIA, underweight positions in software giant Microsoft and computer and personal electronics maker Apple(h) and an overweight position in global banking and payments technology provider Fidelity National Information Services hurt relative returns. The stock price of NVIDIA climbed as the company posted strong revenue growth, driven by better-than-anticipated broad-based demand and capacity additions at its Gaming, Datacenter, and Pro Vis segments.
Security selection in both the communication services and health care sectors also hindered relative results. Within the communication services sector, the fund’s underweight position in technology company Alphabet, and overweight position in cable services provider Comcast, dampened relative returns. The share price of Alphabet rose as the company reported strong advertising sales growth across Google Services, particularly in Google Search and YouTube, and continued revenue growth in Google Cloud. Within the health care sector, the fund’s overweight positions in medical device maker Medtronic and pharmaceutical company Merck weakened relative performance. The share price of Medtronic fell as the company reported weaker-than-expected revenue growth, led by impacts from COVID-19 that considerably affected its Cardiovascular and NeuroScience segments. As a result, Medtronic reduced its organic growth guidance, which further pressured the stock price.
Stocks in other sectors that held back relative performance included the fund’s overweight position in diversified technology and manufacturing company Honeywell International, and not owning shares of electric vehicle maker Tesla. The share price of Tesla advanced considerably during the second half of the year, following significantly better-than-expected vehicle deliveries and the company's ability to overcome supply chain issues that affected the whole auto industry. Moreover, favorable pricing of its Model 3 and Model Y vehicles helped improve Tesla’s profitability, which also had a positive impact on its share price growth.
Within the fixed income portion of the fund, the fund's yield curve(y) positioning detracted from performance relative to the Bloomberg U.S. Aggregate Bond Index. From a credit quality perspective, security selection within “BBB” rated(r) bonds also weakened relative results.

MFS Total Return Series
Management Review - continued
Contributors to Performance
Within the equity portion of the fund, a combination of the fund’s overweight position and stock selection in the financials sector lifted performance relative to the S&P 500 Index. Within this sector, the fund’s overweight positions in financial services providers Charles Schwab and Goldman Sachs supported relative results. The share price of Charles Schwab climbed over the reporting period after the firm delivered strong earnings due to a combination of solid asset growth, higher net interest income and lower expenses. Charles Schwab also benefited from higher interest rates, which positively impacted its business.
Security selection in the industrials sector also boosted relative performance, led by the fund’s overweight positions in building controls and systems supplier Johnson Controls International and leading diversified industrial manufacturer Eaton (Ireland). The share price of Johnson Controls advanced over the period on the back of modest operating profit growth, stronger free cash flows and sequential order improvement, despite the COVID-19 macro challenges. In addition, Johnson Controls announced a comprehensive array of new Environmental, Social and Corporate Governance (ESG) commitments, which appeared to have helped boost sentiment among active and passive ESG investors.
Stock selection and, to a lesser extent, the fund’s underweight position in the consumer discretionary sector further contributed to relative results. Within this sector, not owning shares of internet retailer Amazon.com aided relative returns. Although Amazon.com reported accelerated AWS and advertising growth, the company’s retail sales growth slowed more than anticipated against difficult comparisons to heightened levels during the pandemic. Further, Amazon.com noted that it experienced significant labor and material cost pressure, driven by inflation and global supply chain disruption, which weighed on its near-term profitability.
Elsewhere, not owning shares of diversified entertainment company Walt Disney, digital payment technology developer PayPal, global payments technology company Visa and debit and credit transaction processing company Mastercard, and the fund’s overweight position in healthcare equipment manufacturer Danaher, further supported relative performance.
Within the fixed income portion of the fund, asset allocation decisions were a primary driver of outperformance relative to the Bloomberg U.S. Aggregate Bond Index. From a sector perspective, the fund’s overweight allocations to both the industrials and commercial mortgage-backed securities (CMBS) sectors, as well as its underweight allocation to the treasury sector, benefited relative returns.
Favorable security selection within the mortgage-backed securities (MBS) agency fixed rate sector also contributed to the fund’s relative performance. From a credit quality perspective, issuer selection within “AAA” rated bonds further aided relative results.
Respectfully,
Portfolio Manager(s)
Steven Gorham, Alexander Mackey, Joshua Marston, Johnathan Munko, and Henry Peabody
Note to Contract Owners: Effective June 30, 2021, Robert Persons is no longer a Portfolio Manager of the fund.
(h)	Security was not held in the portfolio at period end.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 ratings agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Total Return Series
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/03/95	14.12%	9.84%	9.59%
Service Class	5/01/00	13.84%	9.57%	9.31%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	28.71%	18.47%	16.55%
Bloomberg U.S. Aggregate Bond Index (f)	(1.54)%	3.57%	2.90%
MFS Total Return Blended Index (f)(w)	15.86%	12.62%	11.14%
(f)	Source: FactSet Research Systems Inc.
(w)	As of December 31, 2021, the MFS Total Return Blended Index (a custom index) was comprised of 60% Standard & Poor’s 500 Stock Index and 40% Bloomberg U.S. Aggregate Bond Index.
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MFS Total Return Series
Performance Summary – continued
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Total Return Series
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.61%	$1,000.00	$1,043.69	$3.14
	Hypothetical (h)	0.61%	$1,000.00	$1,022.13	$3.11
Service Class	Actual	0.86%	$1,000.00	$1,042.68	$4.43
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MFS Total Return Series
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 60.1%
Aerospace & Defense – 2.6%
Honeywell International, Inc.	122,278	$ 25,496,186
Howmet Aerospace, Inc.	291,315	9,272,556
L3Harris Technologies, Inc.	74,216	15,825,820
Lockheed Martin Corp.	17,395	6,182,357
Northrop Grumman Corp.	29,964	11,598,166
		$68,375,085
Alcoholic Beverages – 0.7%
Constellation Brands, Inc., “A”	38,701	$ 9,712,790
Diageo PLC	172,315	9,413,444
		$19,126,234
Automotive – 1.3%
Aptiv PLC (a)	28,061	$ 4,628,662
Lear Corp.	81,968	14,996,046
LKQ Corp.	254,520	15,278,835
		$34,903,543
Biotechnology – 0.4%
Vertex Pharmaceuticals, Inc. (a)	42,811	$ 9,401,296
Broadcasting – 0.3%
Discovery Communications, Inc., “C” (a)	208,413	$ 4,772,658
Omnicom Group, Inc.	32,347	2,370,064
		$7,142,722
Brokerage & Asset Managers – 2.9%
Cboe Global Markets, Inc.	75,443	$ 9,837,767
Charles Schwab Corp.	557,190	46,859,680
Invesco Ltd.	440,708	10,145,098
NASDAQ, Inc.	52,918	11,113,309
		$77,955,854
Business Services – 2.3%
Accenture PLC, “A”	44,635	$ 18,503,439
Amdocs Ltd.	129,915	9,722,839
Cognizant Technology Solutions Corp., “A”	106,857	9,480,353
Fidelity National Information Services, Inc.	118,546	12,939,296
Fiserv, Inc. (a)	113,651	11,795,837
		$62,441,764
Cable TV – 1.7%
Comcast Corp., “A”	903,814	$ 45,488,959
Chemicals – 0.7%
PPG Industries, Inc.	110,118	$ 18,988,748
Computer Software – 2.8%
Microsoft Corp.	197,740	$ 66,503,917
Oracle Corp.	87,436	7,625,293
		$74,129,210

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 2.0%
Masco Corp.	363,468	$ 25,522,723
Otis Worldwide Corp.	31,441	2,737,568
Stanley Black & Decker, Inc.	79,287	14,955,114
Vulcan Materials Co.	47,829	9,928,344
		$53,143,749
Consumer Products – 0.7%
Colgate-Palmolive Co.	116,158	$ 9,912,924
Kimberly-Clark Corp.	56,771	8,113,711
		$18,026,635
Consumer Services – 0.2%
Booking Holdings, Inc. (a)	2,063	$ 4,949,611
Electrical Equipment – 1.5%
Johnson Controls International PLC	455,253	$ 37,016,621
TE Connectivity Ltd.	20,509	3,308,922
		$40,325,543
Electronics – 3.0%
Applied Materials, Inc.	102,018	$ 16,053,552
Intel Corp.	351,867	18,121,150
NXP Semiconductors N.V.	59,543	13,562,705
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	115,544	13,901,099
Texas Instruments, Inc.	104,024	19,605,403
		$81,243,909
Energy - Independent – 1.6%
ConocoPhillips	241,011	$ 17,396,174
Hess Corp.	161,781	11,976,647
Pioneer Natural Resources Co.	74,970	13,635,544
		$43,008,365
Food & Beverages – 2.0%
Archer Daniels Midland Co.	152,838	$ 10,330,320
Danone S.A.	114,464	7,114,017
General Mills, Inc.	124,358	8,379,242
J.M. Smucker Co.	35,447	4,814,412
Mondelez International, Inc.	102,576	6,801,815
Nestle S.A.	59,953	8,384,998
PepsiCo, Inc.	48,534	8,430,841
		$54,255,645
Food & Drug Stores – 0.6%
Wal-Mart Stores, Inc.	116,138	$ 16,804,007
Health Maintenance Organizations – 1.4%
Cigna Corp.	168,365	$ 38,661,655
Insurance – 3.3%
Aon PLC	89,017	$ 26,754,949
Chubb Ltd.	134,742	26,046,976
Travelers Cos., Inc.	91,785	14,357,928

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – continued
Willis Towers Watson PLC	87,693	$ 20,826,211
		$87,986,064
Internet – 0.5%
Alphabet, Inc., “A” (a)	4,951	$ 14,343,245
Leisure & Toys – 0.3%
Electronic Arts, Inc.	58,905	$ 7,769,570
Machinery & Tools – 2.8%
Eaton Corp. PLC	233,706	$ 40,389,071
Ingersoll Rand, Inc.	301,558	18,657,393
PACCAR, Inc.	99,322	8,766,160
Regal Rexnord Corp.	43,680	7,433,462
		$75,246,086
Major Banks – 6.8%
Bank of America Corp.	920,652	$ 40,959,808
Goldman Sachs Group, Inc.	155,217	59,378,263
JPMorgan Chase & Co.	279,337	44,233,014
Morgan Stanley	188,814	18,533,982
PNC Financial Services Group, Inc.	93,104	18,669,214
		$181,774,281
Medical & Health Technology & Services – 1.7%
ICON PLC (a)	28,843	$ 8,932,677
McKesson Corp.	75,367	18,733,975
Quest Diagnostics, Inc.	111,211	19,240,615
		$46,907,267
Medical Equipment – 2.6%
Becton, Dickinson and Co.	30,882	$ 7,766,205
Danaher Corp.	75,389	24,803,735
Medtronic PLC	215,297	22,272,475
Thermo Fisher Scientific, Inc.	22,340	14,906,142
		$69,748,557
Metals & Mining – 0.2%
Rio Tinto PLC	65,889	$ 4,362,884
Other Banks & Diversified Financials – 2.3%
Northern Trust Corp.	89,530	$ 10,708,683
Truist Financial Corp.	624,050	36,538,128
U.S. Bancorp	241,311	13,554,439
		$60,801,250
Pharmaceuticals – 3.7%
Bayer AG	67,098	$ 3,590,379
Johnson & Johnson	262,423	44,892,703
Merck & Co., Inc.	424,330	32,520,651
Organon & Co.	183,873	5,598,933
Roche Holding AG	33,047	13,699,150
		$100,301,816

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Railroad & Shipping – 1.1%
Union Pacific Corp.	120,874	$ 30,451,787
Real Estate – 0.3%
STORE Capital Corp., REIT	250,043	$ 8,601,479
Restaurants – 0.2%
Wendy's Co.	271,845	$ 6,483,503
Specialty Chemicals – 1.0%
Axalta Coating Systems Ltd. (a)	361,124	$ 11,960,427
DuPont de Nemours, Inc.	175,992	14,216,634
		$26,177,061
Specialty Stores – 0.7%
Home Depot, Inc.	42,973	$ 17,834,225
Telecommunications - Wireless – 0.5%
T-Mobile US, Inc. (a)	123,233	$ 14,292,563
Tobacco – 1.0%
Philip Morris International, Inc.	271,602	$ 25,802,190
Utilities - Electric Power – 2.4%
Duke Energy Corp.	194,130	$ 20,364,237
Exelon Corp.	216,768	12,520,520
PG&E Corp. (a)	861,825	10,462,555
Pinnacle West Capital Corp.	54,023	3,813,484
Southern Co.	248,319	17,029,717
		$64,190,513
Total Common Stocks (Identified Cost, $853,155,024)		$ 1,611,446,875
Bonds – 38.1%
Aerospace & Defense – 0.1%
BAE Systems PLC, 3.4%, 4/15/2030 (n)	$1,108,000	$ 1,182,633
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	591,000	625,024
Raytheon Technologies Corp., 4.125%, 11/16/2028	1,570,000	1,756,112
		$3,563,769
Apparel Manufacturers – 0.0%
NIKE, Inc., “B”, 3.25%, 3/27/2040	$773,000	$ 840,897
Asset-Backed & Securitized – 5.3%
Acres PLC, 2021-FL2, “AS”, FLR, 1.84% (LIBOR - 1mo. + 1.75%), 1/15/2037 (z)	$1,851,500	$ 1,851,509
Allegro CLO Ltd., 2016-1A, “BR2”, FLR, 1.673% (LIBOR - 3mo. + 1.55%), 1/15/2030 (n)	2,407,803	2,407,856
Arbor Realty Trust, Inc., CLO, 2020-FL1, “AS”, FLR, 1.564% (LIBOR - 1mo. + 1.4%), 2/15/2035 (n)	1,150,000	1,149,281
Arbor Realty Trust, Inc., CLO, 2021-FL1, “AS”, FLR, 1.309% (LIBOR - 1mo. + 1.2%) 12/15/2035 (n)	2,115,000	2,105,087
Arbor Realty Trust, Inc., CLO, 2021-FL3, “B”, FLR, 1.709% (LIBOR - 1mo. + 1.6%), 8/15/2034 (n)	1,807,500	1,800,250
AREIT CRE Trust, 2019-CRE3, “AS”, FLR, 1.464% (LIBOR - 1mo. + 1.3%), 9/14/2036 (n)	3,366,000	3,362,072
Avis Budget Rental Car Funding LLC, 2019-1A, “A”, 3.45%, 3/20/2023 (n)	1,940,000	1,947,621
Bancorp Commercial Mortgage Trust, 2019-CRE6, “AS”, FLR, 1.464% (LIBOR - 1mo. + 1.3%), 9/15/2036 (n)	2,748,344	2,746,346
Bayview Financial Revolving Mortgage Loan Trust, FLR, 1.701% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	761,629	847,766
BDS Ltd., 2019-FL4, “A”, FLR, 1.209% (LIBOR - 1mo. + 1.10%), 8/15/2036 (n)	1,809,639	1,808,801
BPCRE Holder LLC, FLR, 0.958% (LIBOR - 1mo. + 0.85%), 2/15/2037 (n)	650,047	649,304

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
BSPRT Issuer Ltd., 2021-FL6, “AS”, FLR, 1.409% (LIBOR - 1mo. + 1.3%), 3/15/2036 (n)	$4,964,000	$ 4,946,075
BSPRT Issuer Ltd., 2021-FL7, “B”, FLR, 2.15% (LIBOR - 1mo. + 2.05%), 12/15/2038 (n)	849,500	849,500
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)	1,317,242	1,293,272
BXMT Ltd., 2021-FL4, “AS”, FLR, 1.409% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)	5,214,000	5,197,706
CHCP 2021-FL1 Ltd., “AS”, FLR, 1.464% (LIBOR - 1mo. + 1.3%) 2/15/2038 (n)	2,203,500	2,197,545
Columbia Cent CLO 28 Ltd., “A-2-R”, 1.844%, 11/07/2030 (n)	3,492,733	3,489,705
Commercial Mortgage Pass-Through Certificates, 2019-BN17, “A4”, 3.714%, 4/15/2052	2,789,000	3,075,842
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	3,980,975	4,231,945
Credit Acceptance Auto Loan Trust, 2021-3A, “B”, 1.38%, 7/15/2030 (n)	1,118,000	1,104,431
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	2,316,427	2,441,225
Cutwater Ltd., 2015-1A, “AR”, FLR, 1.344% (LIBOR - 3mo. + 1.22%), 1/15/2029 (n)	2,643,724	2,643,684
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 1.024% (LIBOR - 3mo. + 0.9%), 4/15/2029 (n)	2,024,654	2,024,462
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 1.143% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)	4,414,000	4,417,659
Exeter Automobile Receivables Trust, 2020-1A, “B”, 2.26%, 4/15/2024 (n)	89,511	89,573
GLS Auto Receivables Trust, 2020-1A, “A”, 2.17%, 2/15/2024 (n)	86,901	87,028
GMAC Mortgage Corp. Loan Trust, FGIC, 5.805%, 10/25/2036	141,786	152,036
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	4,243,101	4,472,403
GS Mortgage Securities Trust, 2019-GSA1, “A4”, 3.047%, 11/10/2052	2,182,474	2,311,457
GS Mortgage Securities Trust, 2020-GC45, “A5”, 2.91%, 2/13/2053	2,001,659	2,103,986
JPMBB Commercial Mortgage Securities Trust, 2014-C26, “A4”, 3.494%, 1/15/2048	4,880,000	5,135,197
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	3,256,792	3,400,437
Ladder Capital Commercial Mortgage Securities LLC, “B”, FLR, 2.01% (LIBOR - 1mo. + 1.9%), 12/13/2038 (n)	2,562,000	2,562,000
LoanCore Ltd., 2021-CRE5, “AS”, FLR, 1.859% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	5,288,000	5,281,480
MF1 CLO Ltd., 2021-FL5, “AS”, FLR, 1.364% (LIBOR - 1mo. + 1.2%), 7/15/2036 (n)	5,459,500	5,454,663
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, “A”, FLR, 1.864% (LIBOR - 1mo. + 1.7%), 11/15/2035 (n)	1,701,000	1,706,978
MidOcean Credit CLO, 2013-2A, “BR”, FLR, 1.779% (LIBOR - 3mo. + 1.65%), 1/29/2030 (n)	3,932,725	3,929,949
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	1,600,004	1,730,123
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	1,456,742	1,568,914
Neuberger Berman CLO Ltd., 2013-15A, “BR2”, FLR, 1.473% (LIBOR - 3mo. + 1.35%), 10/15/2029 (n)	1,750,540	1,748,306
Neuberger Berman CLO Ltd., 2015-20A, “ARR”, FLR, 1.284% (LIBOR - 3mo. + 1.16%), 7/15/2034 (n)	1,900,000	1,900,581
Oaktree CLO Ltd., 2015-1A, “A2AR”, FLR, 1.481% (LIBOR - 3mo. + 1.35%), 10/20/2027 (n)	809,537	809,131
Oaktree CLO Ltd., 2019-1A, “BR”, FLR, 1.878% (LIBOR - 3mo. + 1.75%), 4/22/2030 (n)	5,195,227	5,186,411
PFP III Ltd., 2021-7, “AS”, FLR, 1.259% (LIBOR - 1mo. + 1.15%), 4/14/2038 (n)	3,912,305	3,893,483
ReadyCap Commercial Mortgage Trust, 2021-FL5, “A”, FLR, 1.102% (LIBOR - 1mo. + 1%), 4/25/2038 (z)	3,102,744	3,085,291
ReadyCap Commercial Mortgage Trust, 2021-FL7, “B”, FLR, 1.902% (LIBOR - 1mo. + 1.8%), 11/25/2036 (z)	1,130,000	1,128,603
Residential Funding Mortgage Securities, Inc., FGIC, 4.481%, 12/25/2035	64,417	64,309
Santander Retail Auto Lease Trust, 2020-A, “B”, 1.88%, 3/20/2024 (n)	1,631,000	1,646,965
TPG Real Estate Finance, 2021-FL4, “A”, FLR, 1.309% (LIBOR - 1mo. + 1.2%), 3/15/2038 (n)	5,181,500	5,178,262
UBS Commercial Mortgage Trust, 2017-C8, “A4”, 3.983%, 2/15/2051	2,950,000	3,264,835
UBS Commercial Mortgage Trust, 2019-C17, “A4”, 2.921%, 10/15/2052	2,461,404	2,578,005
Verizon Owner Trust, 2020-A, “B”, 1.98%, 7/22/2024	2,616,000	2,648,587
Veros Auto Receivables Trust, 2020-1, “A”, 1.67%, 9/15/2023 (n)	86,584	86,619
Voya CLO Ltd., 2012-4A, “A2R3”, FLR, 1.574% (LIBOR - 3mo. + 1.45%), 10/15/2030 (n)	2,010,166	2,005,661
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	4,315,766	4,565,401
Wells Fargo Commercial Mortgage Trust, 2019-C54, “A4”, 3.146%, 12/15/2052	3,579,870	3,826,846
		$142,192,464
Automotive – 0.6%
General Motors Co., 6.75%, 4/01/2046	$992,000	$ 1,417,457
Hyundai Capital America, 2.65%, 2/10/2025 (n)	943,000	966,385
Hyundai Capital America, 3%, 2/10/2027 (n)	1,959,000	2,027,028
Lear Corp., 3.8%, 9/15/2027	891,000	971,220
Lear Corp., 4.25%, 5/15/2029	769,000	847,049
Magna International, Inc., 2.45%, 6/15/2030	2,229,000	2,261,632
Stellantis N.V., 2.691%, 9/15/2031 (n)	2,635,000	2,591,167

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Automotive – continued
Volkswagen Group of America Finance LLC, 3.35%, 5/13/2025 (n)	$3,867,000	$ 4,068,465
		$15,150,403
Broadcasting – 0.1%
Walt Disney Co., 3.5%, 5/13/2040	$3,478,000	$ 3,809,083
Brokerage & Asset Managers – 0.2%
E*TRADE Financial Corp., 4.5%, 6/20/2028	$975,000	$ 1,096,966
Intercontinental Exchange, Inc., 2.1%, 6/15/2030	2,155,000	2,141,229
Intercontinental Exchange, Inc., 1.85%, 9/15/2032	634,000	606,856
Raymond James Financial, Inc., 4.95%, 7/15/2046	2,057,000	2,617,957
		$6,463,008
Building – 0.2%
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	$815,000	$ 876,505
Martin Marietta Materials, Inc., 2.5%, 3/15/2030	223,000	224,973
Masco Corp., 2%, 2/15/2031	4,244,000	4,067,142
Vulcan Materials Co., 3.5%, 6/01/2030	380,000	410,439
		$5,579,059
Business Services – 0.9%
Equinix, Inc., 2.625%, 11/18/2024	$2,863,000	$ 2,949,945
Equinix, Inc., 1.8%, 7/15/2027	1,829,000	1,799,251
Experian Finance PLC, 4.25%, 2/01/2029 (n)	1,699,000	1,886,198
Fiserv, Inc., 2.65%, 6/01/2030	730,000	740,728
Global Payments, Inc., 1.2%, 3/01/2026	2,357,000	2,287,851
IHS Markit Ltd., 3.625%, 5/01/2024	336,000	352,380
IHS Markit Ltd., 4.75%, 2/15/2025 (n)	555,000	604,256
IHS Markit Ltd., 4%, 3/01/2026 (n)	1,759,000	1,900,898
IHS Markit Ltd., 4.25%, 5/01/2029	795,000	904,312
NXP B.V./NXP Funding LLC/NXP USA, Inc., 2.5%, 5/11/2031 (n)	2,212,000	2,217,648
NXP B.V./NXP Funding LLC/NXP USA, Inc., 3.25%, 5/11/2041 (n)	1,896,000	1,959,638
RELX Capital, Inc., 3%, 5/22/2030	620,000	649,982
Tencent Holdings Ltd., 2.39%, 6/03/2030 (n)	1,814,000	1,777,262
Verisk Analytics, Inc., 4.125%, 3/15/2029	2,176,000	2,426,154
Western Union Co., 2.85%, 1/10/2025	578,000	598,178
		$23,054,681
Cable TV – 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	$1,053,000	$ 1,360,208
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.5%, 6/01/2041	2,122,000	2,068,916
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.375%, 5/01/2047	430,000	513,250
Cox Communications, Inc., 1.8%, 10/01/2030 (n)	1,333,000	1,255,733
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	2,526,000	3,677,899
		$8,876,006
Chemicals – 0.1%
Sherwin-Williams Co., 2.3%, 5/15/2030	$1,590,000	$ 1,585,582
Computer Software – 0.1%
Dell International LLC/EMC Corp., 4.9%, 10/01/2026	$1,640,000	$ 1,847,170

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Conglomerates – 0.4%
Carrier Global Corp., 3.377%, 4/05/2040	$3,222,000	$ 3,366,402
Roper Technologies, Inc., 4.2%, 9/15/2028	791,000	887,970
Roper Technologies, Inc., 2.95%, 9/15/2029	482,000	498,529
Roper Technologies, Inc., 2%, 6/30/2030	1,526,000	1,467,063
Westinghouse Air Brake Technologies Corp., 3.2%, 6/15/2025	808,000	840,917
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	2,112,000	2,400,733
		$9,461,614
Consumer Services – 0.1%
Booking Holdings, Inc., 4.625%, 4/13/2030	$1,430,000	$ 1,671,267
Electrical Equipment – 0.0%
Arrow Electronics, Inc., 2.95%, 2/15/2032	$838,000	$ 846,246
Electronics – 0.3%
Broadcom, Inc., 4.15%, 11/15/2030	$1,395,000	$ 1,547,134
Broadcom, Inc., 4.3%, 11/15/2032	1,558,000	1,750,843
Broadcom, Inc., 3.469%, 4/15/2034 (n)	1,205,000	1,261,237
Broadcom, Inc., 3.187%, 11/15/2036 (n)	2,767,000	2,762,180
Intel Corp., 4.75%, 3/25/2050	1,053,000	1,402,262
		$8,723,656
Energy - Independent – 0.0%
Diamondback Energy, Inc., 4.4%, 3/24/2051	$360,000	$ 412,636
Energy - Integrated – 0.2%
Cenovus Energy, Inc., 5.375%, 7/15/2025	$504,000	$ 556,176
Eni S.p.A., 4.75%, 9/12/2028 (n)	3,564,000	4,105,622
		$4,661,798
Financial Institutions – 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.875%, 1/16/2024	$362,000	$ 384,972
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/2026	4,225,000	4,259,645
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027	2,329,000	2,454,348
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	682,000	730,462
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)	2,183,000	2,198,244
Avolon Holdings Funding Ltd., 2.528%, 11/18/2027 (n)	1,821,000	1,768,940
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	639,000	685,216
		$12,481,827
Food & Beverages – 0.5%
Anheuser-Busch InBev S.A., 8%, 11/15/2039	$2,950,000	$ 4,766,281
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038	737,000	863,068
Constellation Brands, Inc., 3.5%, 5/09/2027	2,322,000	2,495,188
Diageo Capital PLC, 2.375%, 10/24/2029	2,618,000	2,673,617
General Mills, Inc., 4%, 4/17/2025	2,134,000	2,291,383
General Mills, Inc., 2.875%, 4/15/2030	435,000	453,975
Keurig Dr Pepper, Inc., 3.2%, 5/01/2030	357,000	377,414
		$13,920,926
Gaming & Lodging – 0.3%
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	$1,593,000	$ 1,808,374
Las Vegas Sands Corp., 3.9%, 8/08/2029	918,000	924,400
Marriott International, Inc., 4%, 4/15/2028	1,950,000	2,104,262
Marriott International, Inc., 4.625%, 6/15/2030	1,979,000	2,226,267

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Gaming & Lodging – continued
Marriott International, Inc., 2.85%, 4/15/2031	$7,000	$ 6,979
Marriott International, Inc., 2.75%, 10/15/2033	1,600,000	1,552,066
		$8,622,348
Insurance – 0.1%
AIA Group Ltd., 3.375%, 4/07/2030 (n)	$2,740,000	$ 2,960,546
Insurance - Health – 0.0%
UnitedHealth Group, Inc., 3.5%, 8/15/2039	$732,000	$ 811,636
Insurance - Property & Casualty – 0.4%
American International Group, Inc., 4.125%, 2/15/2024	$2,315,000	$ 2,458,056
Aon Corp., 3.75%, 5/02/2029	4,102,000	4,496,648
Aon Corp./Aon Global Holdings PLC, 2.6%, 12/02/2031	172,000	174,992
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049	384,000	420,305
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	1,087,000	1,203,162
Marsh & McLennan Cos., Inc., 4.75%, 3/15/2039	832,000	1,037,492
		$9,790,655
International Market Quasi-Sovereign – 0.2%
Temasek Financial I Ltd. (Republic of Singapore), 2.375%, 1/23/2023 (n)	$6,400,000	$ 6,504,900
Machinery & Tools – 0.1%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$1,679,000	$ 1,772,108
CNH Industrial Capital LLC, 1.875%, 1/15/2026	448,000	448,191
		$2,220,299
Major Banks – 2.2%
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026	$1,626,000	$ 1,710,545
Bank of America Corp., 3.5%, 4/19/2026	1,361,000	1,466,053
Bank of America Corp., 2.572%, 10/20/2032	3,452,000	3,468,584
Barclays PLC, 2.894% to 11/24/2031, FLR (CMT - 1yr. + 1.3%) to 11/24/2032	3,083,000	3,104,840
Capital One Financial Corp., 3.75%, 3/09/2027	1,728,000	1,870,735
Credit Suisse Group AG, 3.091% to 5/14/2031, FLR (SOFR + 1.73%) to 5/14/2032 (n)	1,508,000	1,534,468
Deutsche Bank, 2.311% to 11/16/2026, FLR (SOFR + 1.219%) to 11/16/2027	880,000	879,608
Goldman Sachs Group, Inc., 2.6%, 2/07/2030	6,003,000	6,103,525
Goldman Sachs Group, Inc., 2.383% to 7/21/2031, FLR (SOFR + 1.248%) to 7/21/2032	3,317,000	3,265,905
HSBC Holdings PLC, 4.7% to 9/09/2031, FLR (CMT - 1yr. + 3.25%) to 9/09/2169	1,122,000	1,122,000
HSBC Holdings PLC, 4% to 9/09/2026, FLR (CMT - 1yr. + 3.222%) to 9/09/2170	442,000	439,237
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR (LIBOR - 3mo. + 1.337%) to 2/01/2028	3,707,000	4,012,949
JPMorgan Chase & Co., 2.739% to 10/15/2029, FLR (SOFR + 1.51%) to 10/15/2030	1,052,000	1,080,912
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR + 2.515%) to 5/13/2031	558,000	577,738
JPMorgan Chase & Co., 2.545% to 11/08/2031, FLR (SOFR + 1.18%) to 11/08/2032	5,426,000	5,456,504
JPMorgan Chase & Co., 3.109% to 4/22/2040, FLR (SOFR + 2.46%) to 4/22/2041	2,876,000	2,978,528
JPMorgan Chase & Co., 3.897% to 1/23/2048, FLR (LIBOR - 3mo. + 1.22%) to 1/23/2049	1,100,000	1,274,340
Morgan Stanley, 3.875%, 4/29/2024	1,358,000	1,439,603
Morgan Stanley, 4%, 7/23/2025	1,063,000	1,152,016
Morgan Stanley, 2.699% to 1/22/2030, FLR (SOFR + 1.143%) to 1/22/2031	6,047,000	6,186,592
PNC Bank N.A., 2.7%, 10/22/2029	835,000	862,611
Royal Bank of Canada, 1.15%, 6/10/2025	2,774,000	2,750,026
State Street Corp., 2.901% to 3/30/2025, FLR (SOFR + 2.6%) to 3/30/2026	404,000	422,408
UBS Group AG, 2.095% to 2/11/2031, FLR (CMT - 1yr. + 1.0%) to 2/11/2032 (n)	6,416,000	6,209,098
		$59,368,825

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – 0.5%
Alcon, Inc., 2.6%, 5/27/2030 (n)	$302,000	$ 304,765
Alcon, Inc., 3.8%, 9/23/2049 (n)	1,564,000	1,741,516
Becton, Dickinson and Co., 4.669%, 6/06/2047	1,805,000	2,275,800
Cigna Corp., 3.2%, 3/15/2040	556,000	575,975
HCA, Inc., 4.125%, 6/15/2029	2,120,000	2,332,798
HCA, Inc., 5.125%, 6/15/2039	2,264,000	2,788,182
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	1,404,000	1,708,683
Northwell Healthcare, Inc., 3.979%, 11/01/2046	153,000	173,751
Northwell Healthcare, Inc., 4.26%, 11/01/2047	1,205,000	1,422,590
		$13,324,060
Medical Equipment – 0.2%
Boston Scientific Corp., 3.75%, 3/01/2026	$2,370,000	$ 2,545,991
Boston Scientific Corp., 2.65%, 6/01/2030	1,590,000	1,620,862
		$4,166,853
Metals & Mining – 0.4%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)	$1,394,000	$ 1,651,677
Anglo American Capital PLC, 2.625%, 9/10/2030 (n)	4,564,000	4,475,276
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	1,244,000	1,293,660
Glencore Funding LLC, 2.5%, 9/01/2030 (n)	1,695,000	1,641,477
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	709,000	700,831
		$9,762,921
Midstream – 0.6%
Cheniere Corpus Christi Holdings LLC, 3.7%, 11/15/2029	$1,833,000	$ 1,963,429
Enbridge, Inc., 2.5%, 1/15/2025	969,000	995,772
Enterprise Products Operating LLC, 4.2%, 1/31/2050	774,000	867,648
Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/2034 (n)	2,495,000	2,445,400
Kinder Morgan Energy Partners LP, 4.15%, 2/01/2024	1,207,000	1,269,662
ONEOK, Inc., 4.95%, 7/13/2047	2,331,000	2,693,210
Plains All American Pipeline LP, 3.8%, 9/15/2030	1,881,000	1,964,220
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	1,561,000	1,753,277
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	512,000	577,548
Spectra Energy Partners LP, 3.375%, 10/15/2026	828,000	877,822
		$15,407,988
Mortgage-Backed – 10.8%
Fannie Mae, 5.5%, 5/01/2022 - 4/01/2040	$5,297,189	$ 5,934,729
Fannie Mae, 5%, 12/01/2023 - 3/01/2041	2,131,345	2,397,309
Fannie Mae, 2.7%, 7/01/2025	367,000	382,351
Fannie Mae, 2.568%, 12/25/2026	1,318,661	1,381,501
Fannie Mae, 3%, 11/01/2028 - 9/01/2046	4,118,005	4,335,080
Fannie Mae, 6.5%, 6/01/2031 - 7/01/2037	858,759	968,879
Fannie Mae, 2.5%, 11/01/2031	79,914	83,007
Fannie Mae, 3%, 2/25/2033 (i)	373,682	36,349
Fannie Mae, 4.5%, 8/01/2033 - 6/01/2044	4,827,807	5,321,188
Fannie Mae, 6%, 1/01/2034 - 7/01/2037	2,900,633	3,262,838
Fannie Mae, 3.5%, 4/01/2038 - 7/01/2046	12,406,073	13,353,552
Fannie Mae, 3.25%, 5/25/2040	121,140	128,333
Fannie Mae, 4%, 9/01/2040 - 6/01/2047	8,813,937	9,645,422
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	416,621	420,432
Fannie Mae, 4%, 7/25/2046 (i)	359,612	64,641
Fannie Mae, UMBS, 2.5%, 2/01/2050 - 12/01/2051	5,474,348	5,636,297
Fannie Mae, UMBS, 2%, 1/01/2051 - 2/01/2051	523,740	524,387
Fannie Mae, UMBS, 3%, 12/01/2051	2,463,130	2,576,524

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 2.791%, 1/25/2022	$32,085	$ 32,076
Freddie Mac, 2.51%, 11/25/2022	1,503,000	1,523,476
Freddie Mac, 3.111%, 2/25/2023	2,120,927	2,166,709
Freddie Mac, 3.32%, 2/25/2023	723,988	741,991
Freddie Mac, 3.25%, 4/25/2023	2,464,602	2,528,617
Freddie Mac, 3.06%, 7/25/2023	175,000	180,222
Freddie Mac, 3.458%, 8/25/2023	1,642,000	1,702,339
Freddie Mac, 0.893%, 4/25/2024 (i)	4,821,442	82,619
Freddie Mac, 0.506%, 7/25/2024 (i)	14,179,000	179,346
Freddie Mac, 0.603%, 7/25/2024 (i)	4,998,640	52,910
Freddie Mac, 4.5%, 8/01/2024 - 5/01/2042	895,440	981,555
Freddie Mac, 0.316%, 8/25/2024 (i)	15,246,000	148,281
Freddie Mac, 0.384%, 8/25/2024 (i)	25,223,404	228,506
Freddie Mac, 3.064%, 8/25/2024	785,789	819,665
Freddie Mac, 0.348%, 10/25/2024 (i)	18,760,105	150,621
Freddie Mac, 3.171%, 10/25/2024	1,304,000	1,370,644
Freddie Mac, 0.274%, 11/25/2024 (i)	15,385,000	123,040
Freddie Mac, 2.67%, 12/25/2024	1,561,000	1,621,579
Freddie Mac, 3.329%, 5/25/2025	2,610,000	2,774,968
Freddie Mac, 3.01%, 7/25/2025	423,000	446,198
Freddie Mac, 3.151%, 11/25/2025	1,001,000	1,064,000
Freddie Mac, 0.635%, 6/25/2027 (i)	13,682,000	477,502
Freddie Mac, 0.749%, 6/25/2027 (i)	4,660,461	168,334
Freddie Mac, 3.117%, 6/25/2027	1,114,000	1,201,729
Freddie Mac, 0.576%, 7/25/2027 (i)	11,989,002	348,387
Freddie Mac, 0.328%, 8/25/2027 (i)	9,650,000	189,593
Freddie Mac, 0.429%, 8/25/2027 (i)	6,619,165	148,479
Freddie Mac, 0.279%, 9/25/2027 (i)	10,419,000	178,490
Freddie Mac, 3.187%, 9/25/2027	754,000	819,297
Freddie Mac, 0.196%, 11/25/2027 (i)	16,290,000	206,429
Freddie Mac, 0.288%, 11/25/2027 - 12/25/2027 (i)	22,787,441	380,855
Freddie Mac, 0.325%, 11/25/2027 (i)	10,363,027	188,636
Freddie Mac, 0.242%, 12/25/2027 (i)	10,109,000	158,366
Freddie Mac, 0.368%, 12/25/2027 (i)	17,695,748	358,180
Freddie Mac, 3.65%, 2/25/2028	904,000	1,009,612
Freddie Mac, 3.9%, 4/25/2028	1,667,000	1,888,796
Freddie Mac, 1.089%, 7/25/2029 (i)	828,971	60,907
Freddie Mac, 1.143%, 8/25/2029 (i)	5,210,246	401,620
Freddie Mac, 1.798%, 4/25/2030 (i)	900,000	122,326
Freddie Mac, 1.868%, 4/25/2030 (i)	2,701,417	381,279
Freddie Mac, 1.662%, 5/25/2030 (i)	1,301,002	165,771
Freddie Mac, 1.796%, 5/25/2030 (i)	3,334,078	456,779
Freddie Mac, 1.341%, 6/25/2030 (i)	1,327,631	137,838
Freddie Mac, 1.599%, 8/25/2030 (i)	1,191,673	149,209
Freddie Mac, 1.169%, 9/25/2030 (i)	775,587	72,340
Freddie Mac, 1.081%, 11/25/2030 (i)	1,356,411	119,212
Freddie Mac, 0.33%, 1/25/2031 (i)	5,330,351	137,693
Freddie Mac, 0.781%, 1/25/2031 (i)	2,233,850	146,429
Freddie Mac, 0.936%, 1/25/2031 (i)	1,493,151	115,739
Freddie Mac, 0.529%, 3/25/2031 (i)	4,316,422	182,718
Freddie Mac, 0.74%, 3/25/2031 (i)	1,837,683	115,960
Freddie Mac, 1.224%, 5/25/2031 (i)	822,353	85,524
Freddie Mac, 0.937%, 7/25/2031 (i)	1,237,840	102,009
Freddie Mac, 0.508%, 8/25/2031 (i)	1,665,384	73,760
Freddie Mac, 0.536%, 9/25/2031 (i)	5,442,448	264,894
Freddie Mac, 0.855%, 9/25/2031 (i)	1,567,181	118,286
Freddie Mac, 0.349%, 11/25/2031 (i)	8,030,040	261,536

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 0.567%, 12/25/2031 (i)	$12,162,189	$ 606,181
Freddie Mac, 0.299%, 11/25/2032 (i)	8,578,158	226,320
Freddie Mac, 5%, 9/01/2033 - 1/15/2040	1,180,820	1,332,537
Freddie Mac, 5.5%, 12/01/2033 - 2/01/2037	869,325	975,184
Freddie Mac, 6%, 4/01/2034 - 6/01/2037	1,006,466	1,140,897
Freddie Mac, 6.5%, 5/01/2034 - 7/01/2037	542,781	605,038
Freddie Mac, 5.5%, 2/15/2036 (i)	71,750	12,869
Freddie Mac, 4%, 8/01/2037 - 8/01/2047	4,273,704	4,642,536
Freddie Mac, 3.5%, 11/01/2037 - 10/25/2058	8,860,880	9,516,377
Freddie Mac, 3%, 1/01/2038 - 2/25/2059	10,813,447	11,433,608
Freddie Mac, 4.5%, 12/15/2040 (i)	64,250	6,157
Freddie Mac, 4%, 8/15/2044 (i)	87,765	8,772
Freddie Mac, UMBS, 6.5%, 10/01/2034	29,965	33,793
Freddie Mac, UMBS, 5%, 10/01/2035	176,608	199,846
Freddie Mac, UMBS, 6%, 1/01/2036 - 3/01/2036	71,125	78,548
Freddie Mac, UMBS, 3%, 7/01/2050	84,484	88,947
Freddie Mac, UMBS, 2.5%, 10/01/2051 - 12/01/2051	2,459,982	2,528,942
Ginnie Mae, 6%, 9/15/2032 - 1/15/2038	1,223,456	1,404,534
Ginnie Mae, 5.5%, 5/15/2033 - 10/15/2035	729,703	830,307
Ginnie Mae, 4.5%, 7/20/2033 - 9/20/2041	1,659,224	1,860,771
Ginnie Mae, 5%, 7/20/2033 - 12/15/2034	235,686	271,522
Ginnie Mae, 4%, 1/20/2041 - 2/20/2042	1,779,953	1,928,232
Ginnie Mae, 3.5%, 12/15/2041 - 3/20/2048	4,488,200	4,808,820
Ginnie Mae, 3%, 4/20/2045 - 11/20/2051	9,670,798	10,064,870
Ginnie Mae, 2.5%, 8/20/2051 - 11/20/2051	9,305,898	9,541,657
Ginnie Mae, 0.585%, 2/16/2059 (i)	2,701,572	113,773
Ginnie Mae, TBA, 3%, 7/20/2049	1,225,000	1,267,450
Ginnie Mae, TBA, 4%, 1/20/2052	1,425,000	1,500,573
Ginnie Mae, TBA, 2%, 1/21/2052	2,950,000	2,976,633
Ginnie Mae, TBA, 2.5%, 1/21/2052	450,000	460,828
Ginnie Mae, TBA, 3.5%, 1/21/2052	4,300,000	4,477,357
UMBS, TBA, 2%, 1/16/2036 - 7/25/2051	69,450,000	69,445,998
UMBS, TBA, 2.5%, 1/18/2037 - 7/25/2051	41,625,000	42,581,494
UMBS, TBA, 1.5%, 1/19/2037	3,400,000	3,409,098
UMBS, TBA, 3%, 1/19/2037 - 1/13/2052	11,925,000	12,361,566
UMBS, TBA, 4%, 1/14/2052	975,000	1,037,077
		$290,545,807
Municipals – 0.4%
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NPFG, 7.425%, 2/15/2029	$2,750,000	$ 3,456,288
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 1/01/2040	3,685,000	5,931,847
State of Florida, “A”, 2.154%, 7/01/2030	1,437,000	1,433,608
		$10,821,743
Natural Gas - Distribution – 0.0%
NiSource, Inc., 5.65%, 2/01/2045	$486,000	$ 656,281
Natural Gas - Pipeline – 0.1%
APT Pipelines Ltd., 4.2%, 3/23/2025 (n)	$3,344,000	$ 3,576,280
APT Pipelines Ltd., 4.25%, 7/15/2027 (n)	253,000	278,493
		$3,854,773
Network & Telecom – 0.4%
AT&T, Inc., 2.75%, 6/01/2031	$2,106,000	$ 2,148,653
AT&T, Inc., 3.65%, 9/15/2059	1,786,000	1,803,662
Verizon Communications, Inc., 2.1%, 3/22/2028	273,000	273,520

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Network & Telecom – continued
Verizon Communications, Inc., 3.15%, 3/22/2030	$1,053,000	$ 1,114,023
Verizon Communications, Inc., 2.55%, 3/21/2031	1,294,000	1,305,533
Verizon Communications, Inc., 4.272%, 1/15/2036	1,477,000	1,732,499
Verizon Communications, Inc., 4.812%, 3/15/2039	1,877,000	2,353,342
		$10,731,232
Oils – 0.3%
Marathon Petroleum Corp., 4.75%, 9/15/2044	$1,114,000	$ 1,310,965
Phillips 66 Co., 2.15%, 12/15/2030	3,438,000	3,308,625
Valero Energy Corp., 3.65%, 12/01/2051	626,000	621,984
Valero Energy, Corp., 6.625%, 6/15/2037	2,124,000	2,861,371
		$8,102,945
Other Banks & Diversified Financials – 0.2%
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	$2,890,000	$ 2,991,179
Citigroup, Inc., 2.666% to 1/29/2030, FLR (SOFR + 1.146%) to 1/29/2031	2,869,000	2,912,425
		$5,903,604
Pollution Control – 0.1%
Republic Services, Inc., 3.95%, 5/15/2028	$1,245,000	$ 1,378,847
Republic Services, Inc., 1.45%, 2/15/2031	998,000	928,036
		$2,306,883
Real Estate - Office – 0.1%
Boston Properties, Inc., REIT, 2.55%, 4/01/2032	$1,316,000	$ 1,306,160
Real Estate - Retail – 0.1%
Brixmor Operating Partnership LP, REIT, 4.125%, 5/15/2029	$172,000	$ 190,547
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030	1,681,000	1,834,279
Realty Income Corp., REIT, 3.25%, 1/15/2031	569,000	611,824
		$2,636,650
Retailers – 0.2%
Alimentation Couche-Tard, Inc., 3.439%, 5/13/2041 (n)	$2,106,000	$ 2,167,581
Best Buy Co., Inc., 4.45%, 10/01/2028	2,037,000	2,297,411
Home Depot, Inc., 3.9%, 6/15/2047	1,113,000	1,300,283
		$5,765,275
Specialty Stores – 0.0%
TJX Cos., Inc., 3.875%, 4/15/2030	$453,000	$ 508,029
Telecommunications - Wireless – 0.5%
American Tower Corp., REIT, 3%, 6/15/2023	$938,000	$ 964,440
American Tower Corp., REIT, 3.6%, 1/15/2028	1,138,000	1,225,964
American Tower Trust I, REIT, 3.07%, 3/15/2023 (n)	3,121,000	3,123,558
Crown Castle International Corp., 1.35%, 7/15/2025	701,000	691,511
Crown Castle International Corp., 3.65%, 9/01/2027	2,565,000	2,755,494
T-Mobile USA, Inc., 2.05%, 2/15/2028	1,892,000	1,878,013
T-Mobile USA, Inc., 4.5%, 4/15/2050	2,244,000	2,626,385
		$13,265,365
Transportation - Services – 0.1%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$1,826,000	$ 2,690,089

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 4.35%, 7/01/2023	$675	$ 688
Small Business Administration, 4.77%, 4/01/2024	43,820	45,059
Small Business Administration, 5.18%, 5/01/2024	57,933	60,214
Small Business Administration, 5.52%, 6/01/2024	3,394	3,516
Small Business Administration, 4.99%, 9/01/2024	80,413	82,438
Small Business Administration, 4.95%, 3/01/2025	2,968	3,045
Small Business Administration, 5.11%, 8/01/2025	287,843	299,967
		$494,927
U.S. Treasury Obligations – 9.3%
U.S. Treasury Bonds, 1.375%, 11/15/2040	$5,500,000	$ 5,012,305
U.S. Treasury Bonds, 1.75%, 8/15/2041	4,700,000	4,556,797
U.S. Treasury Bonds, 2.875%, 5/15/2043	9,096,000	10,569,836
U.S. Treasury Bonds, 2.5%, 2/15/2045	9,797,000	10,774,021
U.S. Treasury Bonds, 3%, 11/15/2045	3,638,000	4,370,432
U.S. Treasury Bonds, 3%, 2/15/2048	8,760,000	10,691,991
U.S. Treasury Bonds, 2.875%, 5/15/2049	900,000	1,084,148
U.S. Treasury Bonds, 2.375%, 11/15/2049 (f)	43,390,000	47,664,593
U.S. Treasury Notes, 0.125%, 12/31/2022	16,450,000	16,399,233
U.S. Treasury Notes, 1.375%, 1/31/2025	70,000,000	70,798,437
U.S. Treasury Notes, 0.375%, 11/30/2025	68,500,000	66,431,621
		$248,353,414
Utilities - Electric Power – 0.6%
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)	$250,000	$ 252,322
Duke Energy Corp., 2.65%, 9/01/2026	345,000	357,180
Enel Finance International N.V., 2.65%, 9/10/2024	1,020,000	1,050,375
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	392,000	480,766
Evergy, Inc., 2.9%, 9/15/2029	1,644,000	1,682,743
Exelon Corp., 4.05%, 4/15/2030	1,913,000	2,125,461
FirstEnergy Corp., 3.4%, 3/01/2050	1,078,000	1,056,440
Georgia Power Co., 3.7%, 1/30/2050	147,000	156,286
Jersey Central Power & Light Co., 4.3%, 1/15/2026 (n)	1,333,000	1,445,550
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	924,000	936,383
Oncor Electric Delivery Co. LLC, 5.75%, 3/15/2029	2,486,000	3,041,954
Pacific Gas & Electric Co., 2.1%, 8/01/2027	480,000	463,413
Pacific Gas & Electric Co., 3%, 6/15/2028	1,410,000	1,420,236
Pacific Gas & Electric Co., 3.3%, 8/01/2040	926,000	858,415
Xcel Energy, Inc., 3.4%, 6/01/2030	968,000	1,038,663
		$16,366,187
Utilities - Gas – 0.0%
East Ohio Gas Co., 2%, 6/15/2030 (n)	$1,330,000	$ 1,285,813
Total Bonds (Identified Cost, $994,448,562)		$ 1,023,678,300
Convertible Preferred Stocks – 0.9%
Automotive – 0.3%
Aptiv PLC, 5.5%	39,000	$ 7,179,510
Medical Equipment – 0.4%
Boston Scientific Corp., 5.5%	66,836	$ 7,663,416
Danaher Corp., 4.75%	1,324	2,904,856
		$10,568,272

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Convertible Preferred Stocks – continued
Telecommunications - Wireless – 0.2%
T-Mobile USA, Inc., 5.25% (a)	5,432	$ 5,676,711
Total Convertible Preferred Stocks (Identified Cost, $17,381,351)		$ 23,424,493
Preferred Stocks – 0.4%
Computer Software - Systems – 0.2%
Samsung Electronics Co. Ltd.	105,835	$ 6,338,971
Consumer Products – 0.2%
Henkel AG & Co. KGaA	66,065	$ 5,350,794
Total Preferred Stocks (Identified Cost, $9,532,706)		$ 11,689,765
Investment Companies (h) – 5.5%
Money Market Funds – 5.5%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $146,917,118)	146,917,118	$ 146,917,118
Other Assets, Less Liabilities – (5.0)%		(135,358,612)
Net Assets – 100.0%		$ 2,681,797,939
(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $146,917,118 and $2,670,239,433, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $176,399,515, representing 6.6% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:
Restricted Securities	Acquisition Date	Cost	Value
Acres PLC, 2021-FL2, “AS”, FLR, 1.84% (LIBOR - 1mo. + 1.75%), 1/15/2037	12/07/21	$1,851,500	$1,851,509
ReadyCap Commercial Mortgage Trust, 2021-FL5, “A”, FLR, 1.102% (LIBOR - 1mo. + 1%), 4/25/2038	3/19/21	3,102,744	3,085,291
ReadyCap Commercial Mortgage Trust, 2021-FL7, “B”, FLR, 1.902% (LIBOR - 1mo. + 1.8%), 11/25/2036	11/12/21	1,130,000	1,128,603
Total Restricted Securities			$6,065,403
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FGIC	Financial Guaranty Insurance Co.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.

MFS Total Return Series
Portfolio of Investments – continued
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Derivative Contracts at 12/31/21
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Ultra Bond	Long	USD	84	$16,558,500	March – 2022	$273,576
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	71	$9,263,281	March – 2022	$(102,873)
U.S. Treasury Ultra Note 10 yr	Short	USD	140	20,501,250	March – 2022	(384,670)
						$(487,543)
At December 31, 2021, the fund had liquid securities with an aggregate value of $274,630 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements

MFS Total Return Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $1,874,517,643)	$2,670,239,433
Investments in affiliated issuers, at value (identified cost, $146,917,118)	146,917,118
Cash	202,337
Receivables for
Net daily variation margin on open futures contracts	89,625
TBA sale commitments	4,408,436
Fund shares sold	395,924
Interest and dividends	7,466,121
Receivable from investment adviser	81,641
Other assets	8,197
Total assets	$2,829,808,832
Liabilities
Payables for
Investments purchased	$1,499,234
TBA purchase commitments	144,166,111
Fund shares reacquired	1,995,101
Payable to affiliates
Administrative services fee	2,021
Shareholder servicing costs	861
Distribution and/or service fees	19,283
Payable for independent Trustees' compensation	18
Accrued expenses and other liabilities	328,264
Total liabilities	$148,010,893
Net assets	$2,681,797,939
Net assets consist of
Paid-in capital	$1,662,356,218
Total distributable earnings (loss)	1,019,441,721
Net assets	$2,681,797,939
Shares of beneficial interest outstanding	97,651,887
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,274,331,361	45,867,942	$27.78
Service Class	1,407,466,578	51,783,945	27.18
See Notes to Financial Statements

MFS Total Return Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$32,232,495
Interest	21,935,543
Dividends from affiliated issuers	67,681
Other	33,778
Income on securities loaned	9,565
Foreign taxes withheld	(293,905)
Total investment income	$53,985,157
Expenses
Management fee	$17,582,462
Distribution and/or service fees	3,462,166
Shareholder servicing costs	69,968
Administrative services fee	354,589
Independent Trustees' compensation	37,902
Custodian fee	125,038
Shareholder communications	144,914
Audit and tax fees	79,085
Legal fees	14,355
Miscellaneous	74,075
Total expenses	$21,944,554
Reduction of expenses by investment adviser	(2,291,619)
Net expenses	$19,652,935
Net investment income (loss)	$34,332,222
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$199,551,406
Futures contracts	45,113
Foreign currency	(18,771)
Net realized gain (loss)	$199,577,748
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$110,767,879
Futures contracts	(213,967)
Translation of assets and liabilities in foreign currencies	(24,037)
Net unrealized gain (loss)	$110,529,875
Net realized and unrealized gain (loss)	$310,107,623
Change in net assets from operations	$344,439,845
See Notes to Financial Statements

MFS Total Return Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$34,332,222	$43,611,772
Net realized gain (loss)	199,577,748	132,672,899
Net unrealized gain (loss)	110,529,875	42,984,940
Change in net assets from operations	$344,439,845	$219,269,611
Total distributions to shareholders	$(173,338,152)	$(115,929,697)
Change in net assets from fund share transactions	$(28,062,297)	$(111,560,917)
Total change in net assets	$143,039,396	$(8,221,003)
Net assets
At beginning of period	2,538,758,543	2,546,979,546
At end of period	$2,681,797,939	$2,538,758,543
See Notes to Financial Statements

MFS Total Return Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$26.02	$24.90	$21.78	$24.70	$23.18
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.47	$0.52	$0.53	$0.49
Net realized and unrealized gain (loss)	3.24	1.88	3.83	(1.80)	2.29
Total from investment operations	$3.63	$2.35	$4.35	$(1.27)	$2.78
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.57)	$(0.58)	$(0.54)	$(0.58)
From net realized gain	(1.36)	(0.66)	(0.65)	(1.11)	(0.68)
Total distributions declared to shareholders	$(1.87)	$(1.23)	$(1.23)	$(1.65)	$(1.26)
Net asset value, end of period (x)	$27.78	$26.02	$24.90	$21.78	$24.70
Total return (%) (k)(r)(s)(x)	14.12	9.81	20.38	(5.61)	12.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.70	0.71	0.70	0.70	0.71
Expenses after expense reductions	0.61	0.61	0.62	0.62	0.63
Net investment income (loss)	1.43	1.95	2.18	2.20	2.04
Portfolio turnover	98	84	42	26	34
Net assets at end of period (000 omitted)	$1,274,331	$1,219,438	$1,223,166	$1,134,301	$1,350,737
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$25.50	$24.43	$21.38	$24.28	$22.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.40	$0.45	$0.46	$0.43
Net realized and unrealized gain (loss)	3.17	1.83	3.76	(1.77)	2.25
Total from investment operations	$3.49	$2.23	$4.21	$(1.31)	$2.68
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.50)	$(0.51)	$(0.48)	$(0.53)
From net realized gain	(1.36)	(0.66)	(0.65)	(1.11)	(0.68)
Total distributions declared to shareholders	$(1.81)	$(1.16)	$(1.16)	$(1.59)	$(1.21)
Net asset value, end of period (x)	$27.18	$25.50	$24.43	$21.38	$24.28
Total return (%) (k)(r)(s)(x)	13.84	9.52	20.12	(5.87)	12.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.95	0.96	0.95	0.95	0.96
Expenses after expense reductions	0.86	0.86	0.87	0.87	0.88
Net investment income (loss)	1.17	1.71	1.93	1.95	1.79
Portfolio turnover	98	84	42	26	34
Net assets at end of period (000 omitted)	$1,407,467	$1,319,320	$1,323,813	$1,191,222	$1,427,824

See Notes to Financial Statements

MFS Total Return Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

MFS Total Return Series
Notes to Financial Statements
(1)  Business and Organization
MFS Total Return Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities

MFS Total Return Series
Notes to Financial Statements  - continued
in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,559,796,009	$5,676,711	$—	$1,565,472,720
Switzerland	8,384,998	13,699,150	—	22,084,148
Taiwan	13,901,099	—	—	13,901,099
United Kingdom	13,776,328	—	—	13,776,328
Germany	8,941,173	—	—	8,941,173
Ireland	8,932,677	—	—	8,932,677
France	7,114,017	—	—	7,114,017
South Korea	6,338,971	—	—	6,338,971
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	248,848,341	—	248,848,341
Non - U.S. Sovereign Debt	—	6,504,900	—	6,504,900
Municipal Bonds	—	10,821,743	—	10,821,743
U.S. Corporate Bonds	—	238,520,125	—	238,520,125
Residential Mortgage-Backed Securities	—	290,762,152	—	290,762,152
Commercial Mortgage-Backed Securities	—	65,837,007	—	65,837,007
Asset-Backed Securities (including CDOs)	—	76,139,112	—	76,139,112
Foreign Bonds	—	86,244,920	—	86,244,920
Mutual Funds	146,917,118	—	—	146,917,118
Total	$1,774,102,390	$1,043,054,161	$—	$2,817,156,551
Other Financial Instruments
Futures Contracts – Assets	$273,576	$—	$—	$273,576
Futures Contracts – Liabilities	(487,543)	—	—	(487,543)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

MFS Total Return Series
Notes to Financial Statements  - continued
The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$273,576	$(487,543)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$45,113
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(213,967)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

MFS Total Return Series
Notes to Financial Statements  - continued
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis.
All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated.

MFS Total Return Series
Notes to Financial Statements  - continued
The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$54,055,887	$52,307,667
Long-term capital gains	119,282,265	63,622,030
Total distributions	$173,338,152	$115,929,697
The federal tax cost and the tax basis components of distributable earnings were as follows:

MFS Total Return Series
Notes to Financial Statements  - continued
As of 12/31/21
Cost of investments	$2,033,813,624
Gross appreciation	794,497,256
Gross depreciation	(11,368,296)
Net unrealized appreciation (depreciation)	$783,128,960
Undistributed ordinary income	50,553,384
Undistributed long-term capital gain	185,726,760
Other temporary differences	32,617
Total distributable earnings (loss)	$1,019,441,721
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$83,092,525	$56,532,062
Service Class	90,245,627	59,397,635
Total	$173,338,152	$115,929,697
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.70%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion and up to $5 billion	0.55%
In excess of $5 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $336,425, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.65% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.61% of average daily net assets for the Initial Class shares and 0.86% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, this reduction amounted to $1,955,194, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

MFS Total Return Series
Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $67,431, which equated to 0.0025% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $2,537.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0134% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in sale transactions pursuant to this policy, which amounted to $3,494,721. The sales transactions resulted in net realized gains (losses) of $1,789,316.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $32,891, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$2,160,095,490	$2,073,652,399
Non-U.S. Government securities	402,257,572	638,171,899
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,346,454	$36,950,675	1,626,873	$38,823,750
Service Class	3,578,860	96,647,907	2,911,465	68,599,977
	4,925,314	$133,598,582	4,538,338	$107,423,727
Shares issued to shareholders in reinvestment of distributions
Initial Class	3,053,750	$83,092,525	2,349,629	$56,532,062
Service Class	3,387,599	90,245,627	2,516,849	59,397,635
	6,441,349	$173,338,152	4,866,478	$115,929,697

MFS Total Return Series
Notes to Financial Statements  - continued
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(5,396,442)	$(148,714,749)	(6,227,705)	$(149,473,288)
Service Class	(6,922,547)	(186,284,282)	(7,882,515)	(185,441,053)
	(12,318,989)	$(334,999,031)	(14,110,220)	$(334,914,341)
Net change
Initial Class	(996,238)	$(28,671,549)	(2,251,203)	$(54,117,476)
Service Class	43,912	609,252	(2,454,201)	(57,443,441)
	(952,326)	$(28,062,297)	(4,705,404)	$(111,560,917)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $9,312 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$118,744,977	$611,862,663	$583,690,522	$—	$—	$146,917,118
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$67,681	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the

MFS Total Return Series
Notes to Financial Statements  - continued
transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.

MFS Total Return Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Total Return Series (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.

MFS Total Return Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

MFS Total Return Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

MFS Total Return Series
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Steven Gorham Alexander Mackey Joshua Marston Johnathan Munko Henry Peabody

MFS Total Return Series
Board Review of Investment Advisory Agreement
MFS Total Return Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

MFS Total Return Series
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

MFS Total Return Series
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.

MFS Total Return Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $131,211,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 49.53% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Annual Report
December 31, 2021
MFS®  Utilities Series
MFS® Variable Insurance Trust
VUF-ANN

MFS® Utilities Series
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Series
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Utilities Series
Portfolio Composition
Portfolio structure
Top ten holdings
NextEra Energy, Inc.	9.6%
Southern Co.	5.8%
Exelon Corp.	5.6%
Dominion Energy, Inc.	4.9%
Sempra Energy	4.0%
EDP Renovaveis S.A.	4.0%
PG&E Corp.	3.6%
Edison International	3.2%
Iberdrola S.A.	3.2%
Enel S.p.A.	3.0%
Top five industries
Utilities-Electric Power	84.7%
Telecommunications - Wireless	7.3%
Natural Gas - Distribution	3.2%
Cable TV	1.8%
Telephone Services	1.0%
Issuer country weightings (x)
United States	70.7%
Spain	5.6%
Portugal	5.3%
United Kingdom	4.3%
Germany	4.1%
Italy	3.0%
Canada	2.0%
Brazil	0.9%
China	0.7%
Other Countries	3.4%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Utilities Series
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Utilities Series (fund) provided a total return of 14.09%, while Service Class shares of the fund provided a total return of 13.82%. These compare with a return of 28.71% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 17.67% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (S&P Utilities Index).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Stock selection in the electric power industry weakened performance relative to the S&P Utilities Index, led by the fund’s holdings of renewable energy company EDP Renovaveis(b) (Portugal), electricity and gas distributor Enel(b) (Italy), electric utility company Iberdrola(b) (Spain), utility company PG&E(b), integrated utility company EDP Energias De Portugal(b) (Portugal) and electricity and gas provider RWE(b) (Germany). The stock price of Enel declined over the reporting period as the Spanish government introduced regulatory measures to reduce energy bill inflation and as currency headwinds, derived from the company's Latin American business, weighed on its financial results. The fund’s underweight position in electricity provider NextEra also hurt relative returns.
The fund's out-of-benchmark exposure to the cable TV industry also detracted from relative performance. Here, holding shares of cable services provider Charter Communications(b) dampened relative results as lower-than-anticipated residential broadband subscription growth, and losses in residential video, appeared to have weighed on investor sentiment.
Stocks in other sectors that held back relative results included the fund’s holdings of telecommunications services providers T-Mobile(b) and Cellnex Telecom(b) (Spain), as both stocks underperformed the benchmark over the reporting period.
During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was a detractor from relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.
Contributors to Performance
The fund's overweight position in the natural gas pipeline industry benefited relative performance. Here, the timing of the fund's ownership in shares of natural gas and petrochemical products manufacturer Enterprise Products Partners(b)(h) and natural gas services provider Cheniere Energy(b)(h) aided relative results. The stock price of Enterprise Products Partners rose, during the partial period it was held by the fund, on the back of the company’s strong financial results, which were driven by strength in its natural gas liquids (NGL) and petrochemical divisions.
Elsewhere, not owning shares of weak-performing power & natural gas distributor Xcel Energy, and the fund’s holdings of wireless communications infrastructure firm SBA Communications(b), electricity and gas provider National Grid(b) (United Kingdom) and power and gas company E.ON(b) (Germany), lifted relative returns. The share price of SBA Communications advanced as the company reported strong financial results and noted signs of acceleration in its US wireless carrier equipment deployment.
3

MFS Utilities Series
Management Review - continued
Additionally, not holding shares of natural gas and electricity distributor Eversource Energy and electricity and natural gas distributor WEC Energy Group, as well as the fund's underweight positions in utility company American Electric Power and energy products and services supplier Dominion Energy, benefited relative performance as all four stocks underperformed the benchmark over the reporting period.
Respectfully,
Portfolio Manager(s)
Claud Davis and J. Scott Walker
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Utilities Series
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/03/95	14.09%	11.89%	9.93%
Service Class	5/01/00	13.82%	11.61%	9.65%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	28.71%	18.47%	16.55%
Standard & Poor's 500 Utilities Index (f)	17.67%	11.76%	11.06%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
Standard & Poor's 500 Utilities Index(g) – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
5

MFS Utilities Series
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Utilities Series
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.77%	$1,000.00	$1,107.38	$4.09
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92
Service Class	Actual	1.02%	$1,000.00	$1,106.03	$5.41
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Utilities Series
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.1%
Cable TV – 1.8%
Charter Communications, Inc., “A” (a)	36,487	$ 23,788,430
Natural Gas - Distribution – 3.2%
Atmos Energy Corp.	241,435	$ 25,295,145
China Resources Gas Group Ltd.	1,592,000	8,993,543
UGI Corp.	156,167	7,169,627
		$41,458,315
Natural Gas - Pipeline – 0.5%
Equitrans Midstream Corp.	616,699	$ 6,376,668
Telecommunications - Wireless – 7.3%
Advanced Info Service Public Co. Ltd.	1,242,600	$ 8,555,546
Cellnex Telecom S.A.	548,207	31,828,922
KDDI Corp.	229,600	6,710,555
Rogers Communications, Inc., “B”	250,540	11,929,344
SBA Communications Corp., REIT	63,156	24,568,947
T-Mobile US, Inc. (a)	98,940	11,475,061
		$95,068,375
Telephone Services – 1.1%
Hellenic Telecommunications Organization S.A.	478,598	$ 8,857,083
Telesites S.A.B. de C.V.	4,604,800	4,713,761
		$13,570,844
Utilities - Electric Power – 84.2%
AES Corp.	1,019,067	$ 24,763,328
ALLETE, Inc.	103,490	6,866,562
Alliant Energy Corp.	402,330	24,731,225
Ameren Corp.	68,262	6,076,001
American Electric Power Co., Inc.	309,362	27,523,937
CenterPoint Energy, Inc.	1,072,860	29,943,523
CLP Holdings Ltd.	705,000	7,120,025
Dominion Energy, Inc.	809,130	63,565,253
DTE Energy Co.	265,625	31,752,812
Duke Energy Corp.	350,313	36,747,834
E.ON SE	1,404,454	19,494,646
Edison International	611,646	41,744,839
EDP Renovaveis S.A.	2,069,767	51,605,794
Electricite de France S.A.	640,653	7,534,528
Emera, Inc.	290,051	14,496,244
Enel S.p.A.	4,824,363	38,421,065
Energias de Portugal S.A.	3,185,812	17,525,885
Energisa S.A., IEU	393,800	3,136,967
Entergy Corp.	130,614	14,713,667
Equatorial Energia S.A.	1,309,700	5,316,394
Evergy, Inc.	394,342	27,055,805
Exelon Corp.	1,259,808	72,766,513
FirstEnergy Corp.	654,104	27,204,185
Iberdrola S.A.	3,495,418	40,960,957
National Grid PLC	1,455,082	20,873,038
Neoenergia S.A.	1,139,000	3,312,711
NextEra Energy Partners LP	40,075	3,382,330
NextEra Energy, Inc.	1,336,902	124,813,172
8

MFS Utilities Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
PG&E Corp. (a)	3,837,586	$ 46,588,294
Pinnacle West Capital Corp.	226,528	15,990,612
Portland General Electric Co.	130,249	6,892,777
Public Service Enterprise Group, Inc.	366,769	24,474,495
RWE AG	841,301	34,181,475
Sempra Energy	392,646	51,939,214
Southern Co.	1,103,733	75,694,009
SSE PLC	1,555,348	34,715,428
Vistra Corp.	288,416	6,567,233
		$ 1,090,492,777
Total Common Stocks (Identified Cost, $870,259,776)		$1,270,755,409
Convertible Preferred Stocks – 0.5%
Utilities - Electric Power – 0.5%
DTE Energy Co., 6.25%	64,750	$ 3,324,265
NextEra Energy, Inc., 5.279%	64,600	3,717,084
Total Convertible Preferred Stocks (Identified Cost, $5,480,872)		$ 7,041,349
Investment Companies (h) – 1.0%
Money Market Funds – 1.0%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $13,091,908)	13,091,908	$ 13,091,908
Other Assets, Less Liabilities – 0.4%		5,194,323
Net Assets – 100.0%		$1,296,082,989
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $13,091,908 and $1,277,796,758, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
IEU	International Equity Unit
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
Derivative Contracts at 12/31/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CAD	1,440,215	USD	1,120,764	HSBC Bank	1/14/2022	$ 17,782
CAD	216,316	USD	168,541	Merrill Lynch International	1/14/2022	2,465
CAD	148,726	USD	116,115	Morgan Stanley Capital Services, Inc.	1/14/2022	1,459
EUR	18,547	USD	21,040	Citibank N.A.	1/14/2022	80
EUR	76,045	USD	86,067	Credit Suisse Group	1/14/2022	528
9

MFS Utilities Series
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
EUR	160,496	USD	181,758	HSBC Bank	1/14/2022	$ 1,003
EUR	1,527,019	USD	1,724,982	Morgan Stanley Capital Services, Inc.	1/14/2022	13,870
EUR	2,861,383	USD	3,227,841	State Street Bank Corp.	1/14/2022	30,483
GBP	1,265,953	USD	1,677,786	BNP Paribas S.A.	1/14/2022	35,711
GBP	667,781	USD	885,741	HSBC Bank	1/14/2022	18,117
GBP	918,335	USD	1,213,277	Morgan Stanley Capital Services, Inc.	1/14/2022	29,711
USD	17,133,870	CAD	21,545,756	JPMorgan Chase Bank N.A.	1/14/2022	101,105
USD	68,183,150	EUR	58,647,884	Barclays Bank PLC	4/12/2022	1,269,485
USD	461,328	EUR	398,069	Credit Suisse Group	1/14/2022	8,038
USD	4,202,863	EUR	3,615,485	Merrill Lynch International	1/14/2022	85,824
USD	84,616,747	EUR	72,796,615	State Street Bank Corp.	1/14/2022	1,721,524
USD	3,948,600	EUR	3,408,941	UBS AG	1/14/2022	66,759
USD	37,567,455	GBP	27,587,063	JPMorgan Chase Bank N.A.	1/14/2022	227,707
						$3,631,651
Liability Derivatives
EUR	569,482	USD	658,468	HSBC Bank	1/14/2022	$ (9,985)
EUR	168,301	USD	196,958	Merrill Lynch International	1/14/2022	(5,309)
EUR	974,384	USD	1,134,725	Morgan Stanley Capital Services, Inc.	1/14/2022	(25,171)
EUR	136,758	USD	158,338	State Street Bank Corp.	1/14/2022	(2,609)
EUR	421,991	USD	488,219	UBS AG	1/14/2022	(7,688)
GBP	362,139	USD	493,036	Citibank N.A.	1/14/2022	(2,873)
USD	226,190	CAD	287,186	Citibank N.A.	1/14/2022	(841)
USD	1,423,033	EUR	1,262,623	BNP Paribas S.A.	1/14/2022	(14,746)
USD	806,636	EUR	716,139	Citibank N.A.	1/14/2022	(8,849)
USD	474,343	EUR	418,621	Credit Suisse Group	1/14/2022	(2,351)
USD	423,642	EUR	373,575	HSBC Bank	1/14/2022	(1,757)
USD	1,254,485	EUR	1,106,874	Morgan Stanley Capital Services, Inc.	1/14/2022	(5,938)
USD	471,819	GBP	352,628	HSBC Bank	1/14/2022	(5,471)
USD	159,471	GBP	119,437	Morgan Stanley Capital Services, Inc.	1/14/2022	(2,190)
USD	251,298	GBP	187,224	State Street Bank Corp.	1/14/2022	(2,114)
						$ (97,892)
See Notes to Financial Statements
10

MFS Utilities Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $875,740,648)	$1,277,796,758
Investments in affiliated issuers, at value (identified cost, $13,091,908)	13,091,908
Cash	4,657
Foreign currency, at value (identified cost, $46,746)	46,826
Receivables for
Forward foreign currency exchange contracts	3,631,651
Investments sold	659,841
Fund shares sold	144,757
Interest and dividends	2,596,480
Other assets	4,018
Total assets	$1,297,976,896
Liabilities
Payables for
Forward foreign currency exchange contracts	$97,892
Fund shares reacquired	1,155,888
Payable to affiliates
Investment adviser	51,282
Administrative services fee	1,004
Shareholder servicing costs	860
Distribution and/or service fees	9,712
Payable for independent Trustees' compensation	11
Deferred country tax expense payable	347,927
Accrued expenses and other liabilities	229,331
Total liabilities	$1,893,907
Net assets	$1,296,082,989
Net assets consist of
Paid-in capital	$821,243,494
Total distributable earnings (loss)	474,839,495
Net assets	$1,296,082,989
Shares of beneficial interest outstanding	34,193,241
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$584,215,734	15,248,576	$38.31
Service Class	711,867,255	18,944,665	37.58
See Notes to Financial Statements
11

MFS Utilities Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$34,578,610
Non-cash dividends	2,394,693
Other	56,389
Income on securities loaned	30,292
Dividends from affiliated issuers	5,551
Foreign taxes withheld	(1,023,692)
Total investment income	$36,041,843
Expenses
Management fee	$9,107,138
Distribution and/or service fees	1,706,097
Shareholder servicing costs	57,191
Administrative services fee	170,340
Independent Trustees' compensation	18,759
Custodian fee	139,821
Shareholder communications	77,072
Audit and tax fees	68,093
Legal fees	7,366
Miscellaneous	36,574
Total expenses	$11,388,451
Reduction of expenses by investment adviser	(156,003)
Net expenses	$11,232,448
Net investment income (loss)	$24,809,395
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $89,159 country tax)	$32,757,394
Forward foreign currency exchange contracts	4,375,212
Foreign currency	(47,838)
Net realized gain (loss)	$37,084,768
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $300,332 increase in deferred country tax)	$92,157,945
Forward foreign currency exchange contracts	8,286,466
Translation of assets and liabilities in foreign currencies	(68,643)
Net unrealized gain (loss)	$100,375,768
Net realized and unrealized gain (loss)	$137,460,536
Change in net assets from operations	$162,269,931
See Notes to Financial Statements
12

MFS Utilities Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$24,809,395	$28,889,068
Net realized gain (loss)	37,084,768	30,463,188
Net unrealized gain (loss)	100,375,768	(549,017)
Change in net assets from operations	$162,269,931	$58,803,239
Total distributions to shareholders	$(61,909,232)	$(56,937,274)
Change in net assets from fund share transactions	$(21,147,055)	$(75,290,012)
Total change in net assets	$79,213,644	$(73,424,047)
Net assets
At beginning of period	1,216,869,345	1,290,293,392
At end of period	$1,296,082,989	$1,216,869,345
See Notes to Financial Statements
13

MFS Utilities Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$35.33	$35.18	$29.38	$29.50	$26.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.78	$0.87	$0.90	$0.89	$0.81
Net realized and unrealized gain (loss)	4.11	0.99	6.37	(0.56)	3.17
Total from investment operations	$4.89	$1.86	$7.27	$0.33	$3.98
Less distributions declared to shareholders
From net investment income	$(0.65)	$(0.84)	$(1.37)	$(0.33)	$(1.29)
From net realized gain	(1.26)	(0.87)	(0.10)	(0.12)	—
Total distributions declared to shareholders	$(1.91)	$(1.71)	$(1.47)	$(0.45)	$(1.29)
Net asset value, end of period (x)	$38.31	$35.33	$35.18	$29.38	$29.50
Total return (%) (k)(r)(s)(x)	14.09	5.90	25.07	1.06	14.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.79	0.80	0.79	0.78	0.80
Expenses after expense reductions	0.77	0.79	0.78	0.78	0.79
Net investment income (loss)	2.16	2.63	2.69	2.98	2.78
Portfolio turnover	16	32	28	27	27
Net assets at end of period (000 omitted)	$584,216	$537,240	$556,301	$492,930	$561,744
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$34.69	$34.56	$28.86	$28.98	$26.37
Income (loss) from investment operations
Net investment income (loss) (d)	$0.68	$0.77	$0.80	$0.81	$0.73
Net realized and unrealized gain (loss)	4.03	0.97	6.27	(0.56)	3.09
Total from investment operations	$4.71	$1.74	$7.07	$0.25	$3.82
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.74)	$(1.27)	$(0.25)	$(1.21)
From net realized gain	(1.26)	(0.87)	(0.10)	(0.12)	—
Total distributions declared to shareholders	$(1.82)	$(1.61)	$(1.37)	$(0.37)	$(1.21)
Net asset value, end of period (x)	$37.58	$34.69	$34.56	$28.86	$28.98
Total return (%) (k)(r)(s)(x)	13.82	5.62	24.80	0.81	14.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.04	1.05	1.04	1.04	1.05
Expenses after expense reductions	1.02	1.04	1.03	1.03	1.04
Net investment income (loss)	1.91	2.38	2.44	2.76	2.53
Portfolio turnover	16	32	28	27	27
Net assets at end of period (000 omitted)	$711,867	$679,629	$733,992	$727,201	$1,021,211

See Notes to Financial Statements
14

MFS Utilities Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS Utilities Series
Notes to Financial Statements
(1)  Business and Organization
MFS Utilities Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. The value of stocks in the utilities sector can be very volatile due to supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods.
Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S.
16

MFS Utilities Series
Notes to Financial Statements  - continued
markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$897,512,847	$—	$—	$897,512,847
Spain	—	72,789,879	—	72,789,879
Portugal	69,131,679	—	—	69,131,679
United Kingdom	55,588,466	—	—	55,588,466
Germany	19,494,646	34,181,475	—	53,676,121
Italy	—	38,421,065	—	38,421,065
Canada	26,425,588	—	—	26,425,588
Brazil	11,766,072	—	—	11,766,072
China	8,993,543	—	—	8,993,543
Other Countries	34,935,952	8,555,546	—	43,491,498
Mutual Funds	13,091,908	—	—	13,091,908
Total	$1,136,940,701	$153,947,965	$—	$1,290,888,666
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$3,631,651	$—	$3,631,651
Forward Foreign Currency Exchange Contracts – Liabilities	—	(97,892)	—	(97,892)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
17

MFS Utilities Series
Notes to Financial Statements  - continued
The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$3,631,651	$(97,892)
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$4,375,212
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$8,286,466
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
18

MFS Utilities Series
Notes to Financial Statements  - continued
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
19

MFS Utilities Series
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals, derivative transactions, and certain preferred stock treated as debt for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$19,917,214	$35,969,261
Long-term capital gains	41,992,018	20,968,013
Total distributions	$61,909,232	$56,937,274
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$897,395,513
Gross appreciation	399,663,045
Gross depreciation	(2,636,133)
Net unrealized appreciation (depreciation)	$397,026,912
Undistributed ordinary income	41,785,964
Undistributed long-term capital gain	36,033,078
Other temporary differences	(6,459)
Total distributable earnings (loss)	$474,839,495
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$28,006,297	$25,547,426
Service Class	33,902,935	31,389,848
Total	$61,909,232	$56,937,274
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $3 billion	0.70%
In excess of $3 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $156,003, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.73% of the fund's average daily net assets.
20

MFS Utilities Series
Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $54,195, which equated to 0.0044% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $2,996.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0139% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in sale transactions pursuant to this policy, which amounted to $1,219,147. The sales transactions resulted in net realized gains (losses) of $185,143.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $56,236, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $198,121,894 and $259,812,193, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	847,836	$30,773,859	693,191	$22,914,614
Service Class	1,266,913	45,089,704	1,582,964	49,564,692
	2,114,749	$75,863,563	2,276,155	$72,479,306
21

MFS Utilities Series
Notes to Financial Statements  - continued
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	763,739	$28,006,297	813,353	$25,547,426
Service Class	941,748	33,902,935	1,016,840	31,389,848
	1,705,487	$61,909,232	1,830,193	$56,937,274
Shares reacquired
Initial Class	(1,570,699)	$(57,115,573)	(2,109,750)	$(69,285,092)
Service Class	(2,857,934)	(101,804,277)	(4,245,334)	(135,421,500)
	(4,428,633)	$(158,919,850)	(6,355,084)	$(204,706,592)
Net change
Initial Class	40,876	$1,664,583	(603,206)	$(20,823,052)
Service Class	(649,273)	(22,811,638)	(1,645,530)	(54,466,960)
	(608,397)	$(21,147,055)	(2,248,736)	$(75,290,012)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $4,461 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$4,847,086	$132,474,221	$124,229,399	$—	$—	$13,091,908
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$5,551	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
22

MFS Utilities Series
Notes to Financial Statements  - continued
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
23

MFS Utilities Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Utilities Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Utilities Series (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
24

MFS Utilities Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

25

MFS Utilities Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
26

MFS Utilities Series
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Claud Davis J. Scott Walker
27

MFS Utilities Series
Board Review of Investment Advisory Agreement
MFS Utilities Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
28

MFS Utilities Series
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $3 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
29

MFS Utilities Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $46,192,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
30

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
32

Annual Report
December 31, 2021
MFS®  Value Series
MFS® Variable Insurance Trust
VLU-ANN

MFS® Value Series
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Series
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Value Series
Portfolio Composition
Portfolio structure
Top ten holdings
JPMorgan Chase & Co.	4.1%
Johnson & Johnson	3.3%
Accenture PLC, “A”	2.8%
Aon PLC	2.7%
Comcast Corp., “A”	2.6%
Texas Instruments, Inc.	2.4%
Marsh & McLennan Cos., Inc.	2.2%
Honeywell International, Inc.	2.2%
Thermo Fisher Scientific, Inc.	2.2%
Chubb Ltd.	2.1%
GICS equity sectors (g)
Financials	27.4%
Health Care	18.6%
Industrials	18.2%
Information Technology	8.8%
Consumer Staples	7.0%
Utilities	6.2%
Materials	4.4%
Communication Services	2.9%
Energy	2.5%
Consumer Discretionary	2.0%
Real Estate	0.5%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Value Series
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Value Series (fund) provided a total return of 25.45%, while Service Class shares of the fund provided a total return of 25.16%. These compare with a return of 25.16% over the same period for the fund’s benchmark, the Russell 1000® Value Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Contributors to Performance
The fund’s underweight position in the communication services sector contributed to performance relative to the Russell 1000® Value Index. Within this sector, not owning shares of diversified entertainment company Walt Disney and telecommunication services provider AT&T, and an underweight position in telecommunications services provider Verizon Communications(h), aided relative results. The share price of Walt Disney fell sharply towards the end of the reporting period over concerns regarding the spread of the COVID-19 Omicron variant and the company’s lower-than-expected Disney+ subscriber additions.
Stock selection in the industrials, information technology, consumer staples and consumer discretionary sectors also benefited relative returns. Within the industrials sector, the fund’s overweight positions in building controls and systems supplier Johnson Controls and consumer credit reporting agency Equifax supported relative performance. The share price of Johnson Controls advanced over the period on the back of modest operating profit growth, stronger free cash flows and sequential order improvement, despite COVID-19 macro challenges. In addition, Johnson Controls announced a comprehensive array of new Environmental, Social and Corporate Governance (ESG) commitments, which appeared to have helped boost sentiment among active and passive ESG investors. Within the information technology sector, an overweight position in IT servicing firm Accenture boosted relative returns. The share price of Accenture advanced over solid revenue and margin growth, driven by a broad-based demand uptick and an increase in total bookings within its outsourcing and consulting segments. Additionally, management raised its full-year sales forecast, which further supported the stock. There were no individual stocks within the consumer staples sector, either in the fund or in the benchmark, that were among the fund's largest relative contributors during the period. Within the consumer discretionary sector, holdings of home improvement retailer Lowe's Companies(b) bolstered relative results.
Stocks in other sectors that aided relative performance included overweight positions in securities exchange services provider NASDAQ and consultancy firm Marsh & McLennan Companies, and the fund's ownership of risk management and human capital consulting services provider Aon.
Detractors from Performance
The combination of an overweight position and stock selection in the health care sector detracted from relative performance, led by the fund's overweight position in medical device maker Medtronic, and not owning shares of health insurance and Medicare/Medicaid provider UnitedHealth Group. The share price of Medtronic declined as the company reported weaker-than-expected revenue, due to impacts from COVID-19 that considerably affected its Cardiovascular and NeuroScience segments, and its reduced organic growth guidance.
An underweight position in both the real estate and energy sectors also weakened relative returns. Within the real estate sector, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's largest relative detractors during the period. Within the energy sector, not owning shares of integrated oil and gas company Exxon Mobil weakened relative returns.
3

MFS Value Series
Management Review - continued
The stock price of Exxon Mobil benefited from higher oil and commodity prices as the global economy gathered momentum towards reopening from COVID-19 related lockdowns. Additionally, management reported better-than-expected chemical revenues as demand rebounded amid tight industry supply and shipping constraints, which further supported the stock price.
Elsewhere, the fund’s overweight positions in cable services provider Comcast, diversified technology and manufacturing company Honeywell International, global banking and payment technologies provider Fidelity National Information Services, diversified financial services firm Citigroup and financial technology services provider Fiserv dampened relative performance. Although Comcast reported solid earnings results that saw strong profitability across all segments, its share price declined as management guided to lower-than-expected subscriber growth. Additionally, not owning shares of technology company Alphabet and financial services firm Bank of America further hindered the fund’s relative returns.
Respectfully,
Portfolio Manager(s)
Katherine Cannan and Nevin Chitkara
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Value Series
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/02/02	25.45%	12.25%	13.42%
Service Class	1/02/02	25.16%	11.97%	13.13%
Comparative benchmark(s)
Russell 1000® Value Index (f)	25.16%	11.16%	12.97%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 1000® Value Index(h) – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
5

MFS Value Series
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Value Series
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.70%	$1,000.00	$1,092.76	$3.69
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57
Service Class	Actual	0.95%	$1,000.00	$1,091.37	$5.01
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Value Series
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.5%
Aerospace & Defense – 5.8%
Honeywell International, Inc.	298,918	$ 62,327,392
Lockheed Martin Corp.	61,783	21,958,296
Northrop Grumman Corp.	151,205	58,526,919
Raytheon Technologies Corp.	243,248	20,933,923
		$163,746,530
Alcoholic Beverages – 1.6%
Diageo PLC	814,135	$ 44,475,606
Brokerage & Asset Managers – 3.7%
BlackRock, Inc.	44,974	$ 41,176,395
KKR & Co., Inc.	230,501	17,172,325
NASDAQ, Inc.	227,945	47,870,729
		$106,219,449
Business Services – 5.4%
Accenture PLC, “A”	194,223	$ 80,515,145
Equifax, Inc.	119,321	34,935,995
Fidelity National Information Services, Inc.	208,871	22,798,270
Fiserv, Inc. (a)	146,504	15,205,650
		$153,455,060
Cable TV – 2.9%
Charter Communications, Inc., “A” (a)	13,231	$ 8,626,215
Comcast Corp., “A”	1,441,834	72,567,505
		$81,193,720
Chemicals – 1.7%
PPG Industries, Inc.	278,502	$ 48,024,885
Construction – 3.5%
Masco Corp.	370,248	$ 25,998,815
Otis Worldwide Corp.	105,893	9,220,103
Sherwin-Williams Co.	102,668	36,155,563
Stanley Black & Decker, Inc.	151,357	28,548,957
		$99,923,438
Consumer Products – 2.5%
Colgate-Palmolive Co.	248,169	$ 21,178,743
International Flavors & Fragrances, Inc.	68,188	10,272,522
Kimberly-Clark Corp.	165,435	23,643,970
Reckitt Benckiser Group PLC	177,306	15,220,326
		$70,315,561
Electrical Equipment – 1.5%
Johnson Controls International PLC	529,207	$ 43,029,821
Electronics – 4.7%
Analog Devices, Inc.	118,294	$ 20,792,536
Intel Corp.	375,819	19,354,678
NXP Semiconductors N.V.	110,096	25,077,667
Texas Instruments, Inc.	354,778	66,865,010
		$132,089,891
8

MFS Value Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Independent – 2.0%
ConocoPhillips	356,753	$ 25,750,431
EOG Resources, Inc.	188,738	16,765,597
Pioneer Natural Resources Co.	79,675	14,491,289
		$57,007,317
Food & Beverages – 3.1%
Archer Daniels Midland Co.	151,115	$ 10,213,863
Nestle S.A.	337,763	47,239,373
PepsiCo, Inc.	179,615	31,200,922
		$88,654,158
Gaming & Lodging – 0.7%
Marriott International, Inc., “A” (a)	126,546	$ 20,910,461
Health Maintenance Organizations – 1.9%
Cigna Corp.	239,038	$ 54,890,296
Insurance – 9.9%
Aon PLC	252,071	$ 75,762,460
Chubb Ltd.	313,628	60,627,429
Marsh & McLennan Cos., Inc.	361,427	62,823,241
Progressive Corp.	471,175	48,366,114
Travelers Cos., Inc.	214,340	33,529,206
		$281,108,450
Machinery & Tools – 5.0%
Eaton Corp. PLC	280,829	$ 48,532,868
Illinois Tool Works, Inc.	193,258	47,696,074
PACCAR, Inc.	116,699	10,299,854
Trane Technologies PLC	170,341	34,413,992
		$140,942,788
Major Banks – 8.3%
Goldman Sachs Group, Inc.	85,606	$ 32,748,575
JPMorgan Chase & Co.	740,799	117,305,522
Morgan Stanley	497,243	48,809,373
PNC Financial Services Group, Inc.	174,303	34,951,237
		$233,814,707
Medical & Health Technology & Services – 1.1%
McKesson Corp.	119,710	$ 29,756,315
Medical Equipment – 8.4%
Abbott Laboratories	353,019	$ 49,683,894
Boston Scientific Corp. (a)	594,794	25,266,849
Danaher Corp.	146,572	48,223,654
Medtronic PLC	515,367	53,314,716
Thermo Fisher Scientific, Inc.	91,620	61,132,529
		$237,621,642
Other Banks & Diversified Financials – 5.5%
American Express Co.	272,663	$ 44,607,667
Citigroup, Inc.	749,175	45,242,678
Moody's Corp.	35,203	13,749,588
Truist Financial Corp.	360,485	21,106,397
9

MFS Value Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – continued
U.S. Bancorp	561,335	$ 31,530,187
		$156,236,517
Pharmaceuticals – 7.2%
Johnson & Johnson	552,421	$ 94,502,660
Merck & Co., Inc.	513,819	39,379,088
Pfizer, Inc.	1,013,878	59,869,496
Roche Holding AG	23,262	9,642,922
		$203,394,166
Railroad & Shipping – 2.4%
Canadian National Railway Co.	133,628	$ 16,417,536
Union Pacific Corp.	208,933	52,636,491
		$69,054,027
Real Estate – 0.5%
Public Storage, Inc., REIT	34,457	$ 12,906,214
Specialty Chemicals – 1.0%
DuPont de Nemours, Inc.	365,366	$ 29,514,266
Specialty Stores – 1.8%
Lowe's Cos., Inc.	195,414	$ 50,510,611
Tobacco – 0.2%
Philip Morris International, Inc.	62,081	$ 5,897,695
Utilities - Electric Power – 6.2%
American Electric Power Co., Inc.	216,834	$ 19,291,721
Dominion Energy, Inc.	518,311	40,718,512
Duke Energy Corp.	546,197	57,296,065
Southern Co.	669,487	45,913,419
Xcel Energy, Inc.	188,027	12,729,428
		$175,949,145
Total Common Stocks (Identified Cost, $1,265,333,588)		$2,790,642,736
Investment Companies (h) – 1.4%
Money Market Funds – 1.4%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $38,380,359)	38,380,359	$ 38,380,359
Other Assets, Less Liabilities – 0.1%		3,663,075
Net Assets – 100.0%		$2,832,686,170
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $38,380,359 and $2,790,642,736, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
10

MFS Value Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $1,265,333,588)	$2,790,642,736
Investments in affiliated issuers, at value (identified cost, $38,380,359)	38,380,359
Cash	103,912
Receivables for
Fund shares sold	1,494,146
Dividends	3,281,219
Other assets	8,552
Total assets	$2,833,910,924
Liabilities
Payables for
Fund shares reacquired	$821,131
Payable to affiliates
Investment adviser	103,247
Administrative services fee	2,129
Shareholder servicing costs	772
Distribution and/or service fees	20,114
Payable for independent Trustees' compensation	12
Accrued expenses and other liabilities	277,349
Total liabilities	$1,224,754
Net assets	$2,832,686,170
Net assets consist of
Paid-in capital	$1,129,117,396
Total distributable earnings (loss)	1,703,568,774
Net assets	$2,832,686,170
Shares of beneficial interest outstanding	115,971,691
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,363,582,559	55,164,219	$24.72
Service Class	1,469,103,611	60,807,472	24.16
See Notes to Financial Statements
11

MFS Value Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$54,522,373
Other	31,735
Income on securities loaned	24,114
Dividends from affiliated issuers	11,011
Foreign taxes withheld	(290,062)
Total investment income	$54,299,171
Expenses
Management fee	$18,255,539
Distribution and/or service fees	3,468,220
Shareholder servicing costs	64,367
Administrative services fee	356,901
Independent Trustees' compensation	38,068
Custodian fee	116,249
Shareholder communications	146,530
Audit and tax fees	59,721
Legal fees	14,295
Miscellaneous	49,338
Total expenses	$22,569,228
Reduction of expenses by investment adviser	(339,072)
Net expenses	$22,230,156
Net investment income (loss)	$32,069,015
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$152,218,224
Foreign currency	39,878
Net realized gain (loss)	$152,258,102
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$412,970,182
Translation of assets and liabilities in foreign currencies	(107,167)
Net unrealized gain (loss)	$412,863,015
Net realized and unrealized gain (loss)	$565,121,117
Change in net assets from operations	$597,190,132
See Notes to Financial Statements
12

MFS Value Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$32,069,015	$32,732,755
Net realized gain (loss)	152,258,102	59,434,807
Net unrealized gain (loss)	412,863,015	16,634,536
Change in net assets from operations	$597,190,132	$108,802,098
Total distributions to shareholders	$(91,925,640)	$(132,057,054)
Change in net assets from fund share transactions	$(123,147,782)	$249,518,336
Total change in net assets	$382,116,710	$226,263,380
Net assets
At beginning of period	2,450,569,460	2,224,306,080
At end of period	$2,832,686,170	$2,450,569,460
See Notes to Financial Statements
13

MFS Value Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$20.40	$20.95	$17.30	$20.92	$18.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.31	$0.33	$0.41	$0.30
Net realized and unrealized gain (loss)	4.84	0.29	4.68	(2.32)	2.93
Total from investment operations	$5.15	$0.60	$5.01	$(1.91)	$3.23
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.30)	$(0.44)	$(0.32)	$(0.40)
From net realized gain	(0.52)	(0.85)	(0.92)	(1.39)	(0.81)
Total distributions declared to shareholders	$(0.83)	$(1.15)	$(1.36)	$(1.71)	$(1.21)
Net asset value, end of period (x)	$24.72	$20.40	$20.95	$17.30	$20.92
Total return (%) (k)(r)(s)(x)	25.45	3.48	29.80	(10.09)	17.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.72	0.73	0.73	0.73	0.74
Expenses after expense reductions	0.70	0.71	0.72	0.72	0.73
Net investment income (loss)	1.33	1.64	1.67	2.02	1.51
Portfolio turnover	9	17	13	8	10
Net assets at end of period (000 omitted)	$1,363,583	$1,183,318	$945,183	$823,744	$996,794
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$19.96	$20.52	$16.96	$20.55	$18.59
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.25	$0.27	$0.35	$0.25
Net realized and unrealized gain (loss)	4.75	0.29	4.59	(2.28)	2.87
Total from investment operations	$4.99	$0.54	$4.86	$(1.93)	$3.12
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.25)	$(0.38)	$(0.27)	$(0.35)
From net realized gain	(0.52)	(0.85)	(0.92)	(1.39)	(0.81)
Total distributions declared to shareholders	$(0.79)	$(1.10)	$(1.30)	$(1.66)	$(1.16)
Net asset value, end of period (x)	$24.16	$19.96	$20.52	$16.96	$20.55
Total return (%) (k)(r)(s)(x)	25.16	3.22	29.51	(10.36)	17.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.97	0.98	0.98	0.98	0.99
Expenses after expense reductions	0.95	0.96	0.97	0.97	0.98
Net investment income (loss)	1.08	1.38	1.42	1.77	1.26
Portfolio turnover	9	17	13	8	10
Net assets at end of period (000 omitted)	$1,469,104	$1,267,251	$1,279,123	$1,127,848	$1,398,374

See Notes to Financial Statements
14

MFS Value Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS Value Series
Notes to Financial Statements
(1)  Business and Organization
MFS Value Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and
16

MFS Value Series
Notes to Financial Statements  - continued
method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,657,646,973	$—	$—	$2,657,646,973
United Kingdom	59,695,932	—	—	59,695,932
Switzerland	47,239,373	9,642,922	—	56,882,295
Canada	16,417,536	—	—	16,417,536
Mutual Funds	38,380,359	—	—	38,380,359
Total	$2,819,380,173	$9,642,922	$—	$2,829,023,095
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
17

MFS Value Series
Notes to Financial Statements  - continued
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$32,692,062	$34,922,070
Long-term capital gains	59,233,578	97,134,984
Total distributions	$91,925,640	$132,057,054
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$1,309,217,600
Gross appreciation	1,523,184,728
Gross depreciation	(3,379,233)
Net unrealized appreciation (depreciation)	$1,519,805,495
Undistributed ordinary income	43,568,093
Undistributed long-term capital gain	140,172,099
Other temporary differences	23,087
Total distributable earnings (loss)	$1,703,568,774
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
18

MFS Value Series
Notes to Financial Statements  - continued
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$44,596,694	$64,613,595
Service Class	47,328,946	67,443,459
Total	$91,925,640	$132,057,054
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $339,072, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.67% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.71% of average daily net assets for the Initial Class shares and 0.96% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $62,301, which equated to 0.0023% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $2,066.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0134% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
19

MFS Value Series
Notes to Financial Statements  - continued
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $2,208,382 and $2,550,668, respectively. The sales transactions resulted in net realized gains (losses) of $827,101.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $31,527, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $235,930,851 and $429,073,090, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	6,770,909	$152,854,221	17,458,957	$326,082,166
Service Class	6,371,855	143,168,312	10,385,417	178,855,955
	13,142,764	$296,022,533	27,844,374	$504,938,121
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,886,493	$44,596,694	3,496,407	$64,613,595
Service Class	2,046,215	47,328,946	3,726,158	67,443,459
	3,932,708	$91,925,640	7,222,565	$132,057,054
Shares reacquired
Initial Class	(11,503,983)	$(262,149,729)	(8,069,039)	$(151,590,113)
Service Class	(11,093,369)	(248,946,226)	(12,963,112)	(235,886,726)
	(22,597,352)	$(511,095,955)	(21,032,151)	$(387,476,839)
Net change
Initial Class	(2,846,581)	$(64,698,814)	12,886,325	$239,105,648
Service Class	(2,675,299)	(58,448,968)	1,148,463	10,412,688
	(5,521,880)	$(123,147,782)	14,034,788	$249,518,336
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 4%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established
20

MFS Value Series
Notes to Financial Statements  - continued
unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $9,988 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$30,323,177	$334,905,251	$326,848,069	$—	$—	$38,380,359
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$11,011	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
21

MFS Value Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Value Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Value Series (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
22

MFS Value Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

23

MFS Value Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
24

MFS Value Series
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Katherine Cannan Nevin Chitkara
25

MFS Value Series
Board Review of Investment Advisory Agreement
MFS Value Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
26

MFS Value Series
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
27

MFS Value Series
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
28

MFS Value Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $65,157,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
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Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
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Item 1(b):

Not applicable.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2021 and 2020, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2021	2020
Fees billed by Deloitte:
MFS Global Equity Series	48,623	47,930
MFS Growth Series	49,493	48,788
MFS Investors Trust Series	48,623	47,930
MFS Mid Cap Growth Series	48,623	47,930
MFS New Discovery Series	48,623	47,930
MFS Research Series	49,603	48,896
MFS Total Return Bond Series	69,581	68,598
MFS Total Return Series	68,539	67,571
MFS Utilities Series	48,734	48,039
MFS Value Series	49,493	48,788

Total	529,935	522,400

For the fiscal years ended December 31, 2021 and 2020, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS Global Equity Series	2,400	2,400	6,029	5,951	0	0
To MFS Growth Series	2,400	2,400	6,029	6,201	0	0
To MFS Investors Trust Series	2,400	2,400	6,279	6,201	0	0
To MFS Mid Cap Growth Series	2,400	2,400	6,029	5,951	0	0
To MFS New Discovery Series	2,400	2,400	6,029	5,951	0	0
To MFS Research Series	2,400	2,400	6,279	6,201	0	0
To MFS Total Return Bond Series	2,400	2,400	6,029	6,201	0	0
To MFS Total Return Series	2,400	2,400	6,279	6,201	0	0
To MFS Utilities Series	2,400	2,400	6,656	5,951	0	0
To MFS Value Series	2,400	2,400	6,029	5,951	0	0
Total fees billed by Deloitte to above Funds:	24,000	24,000	61,667	60,760	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Global Equity Series*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Growth Series*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Investors Trust Series*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Mid Cap Growth Series*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS New Discovery Series*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Research Series*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Total Return Bond Series*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Total Return Series*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Utilities Series*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Value Series*	0	0	0	0	5,390	5,390

	Aggregate fees for non-audit services:
	2021	2020
Fees billed by Deloitte:
To MFS Global Equity Series, MFS and MFS Related Entities#	13,819	557,491
To MFS Growth Series, MFS and MFS Related Entities#	13,819	557,741
To MFS Investors Trust Series, MFS and MFS Related Entities#	14,069	557,741
To MFS Mid Cap Growth Series, MFS and MFS Related Entities#	13,819	557,491
To MFS New Discovery Series, MFS and MFS Related Entities#	13,819	557,491
To MFS Research Series, MFS and MFS Related Entities#	14,069	557,741
To MFS Total Return Bond Series, MFS and MFS Related Entities#	13,819	557,741
To MFS Total Return Series, MFS and MFS Related Entities#	14,069	557,741
To MFS Utilities Series, MFS and MFS Related Entities#	14,446	557,491
To MFS Value Series, MFS and MFS Related Entities#	13,819	557,491

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
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The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: February 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: February 15, 2022

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2022

*	Print name and title of each signing officer under his or her signature.